                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-4708
                                   ---------------------------------------------

                             SunAmerica Income Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                  John T. Genoy
                             Senior Vice President
                        SunAmerica Asset Management, LLC
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414
                                                   -----------------------------

Date of fiscal year end: March 31
                        --------------------------

Date of reporting period:  March 31, 2015
                         -------------------------

Item 1. Reports to Stockholders

                                                             ANNUAL REPORT 2015

SUNAMERICA
Income Funds

[PHOTO]





[LOGO]

        MARCH 31, 2015                                             ANNUAL REPORT

SUNAMERICA INCOME FUNDS

SUNAMERICA U.S. GOVERNMENT SECURITIES FUND (SGTAX)

SUNAMERICA STRATEGIC BOND FUND (SDIAX)

SUNAMERICA FLEXIBLE CREDIT FUND (SHNAX)*

--------
* Effective October 1, 2014, the name of the SunAmerica High Yield Bond Fund changed to the SunAmerica Flexible Credit Fund.

                        TABLE OF CONTENTS


        SHAREHOLDER LETTER..........................................  2
        EXPENSE EXAMPLE.............................................  4
        STATEMENTS OF ASSETS AND LIABILITIES........................  6
        STATEMENTS OF OPERATIONS....................................  8
        STATEMENTS OF CHANGES IN NET ASSETS.........................  9
        FINANCIAL HIGHLIGHTS........................................ 11
        PORTFOLIO OF INVESTMENTS.................................... 14
        NOTES TO FINANCIAL STATEMENTS............................... 65
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..... 82
        RESULTS OF SPECIAL SHAREHOLDER MEETING...................... 83
        TRUSTEE AND OFFICER INFORMATION............................. 84
        SHAREHOLDER TAX INFORMATION................................. 87
        COMPARISONS: PORTFOLIOS VS. INDICES......................... 88

        SHAREHOLDER LETTER -- (unaudited)

Dear Shareholders,

We are pleased to present this annual update for the SunAmerica Income Funds for the 12 months ended March 31, 2015. It was a period wherein fixed income market performance was primarily driven by economic conditions and monetary policies of global central banks, both of which diverged as the fiscal year progressed, as well as by concerns surrounding geopolitical events. For the annual period overall, the Barclays U.S. Aggregate Bond Index*, a broad measure of the U.S. fixed income market, returned 5.72%.

As the annual period began, accommodative tones across the major central banks, emerging market economic growth concerns and geopolitical tensions in Ukraine and the Middle East overshadowed constructive economic releases in advanced economies, keeping risk appetites suppressed. In turn, global fixed income markets rallied as expectations of prolonged easy monetary policy and an improving, albeit below trend, macro environment suppressed volatility. At the same time, central bank monetary policy diverged. The European Central Bank
(ECB) unveiled a set of unconventional monetary policy measures in an effort to fight disinflationary forces and rekindle growth in the Eurozone. The People's Bank of China (PBOC) also announced a set of stimulus measures. The Bank of Japan (BoJ) maintained its easy monetary policy framework, while the Bank of England signaled a possible increase in rates before the end of the year and the U.S. Federal Reserve (the "Fed") hinted that rate hikes might start in 2015. Virtually all of the key fixed income sectors generated positive absolute returns during the second quarter of 2014, as global bond yields generally decreased and credit spreads tightened.

Fixed income markets reflected a relatively cautious tone during the third calendar quarter amid persistent geopolitical tensions and renewed concerns about global economic growth. The ECB surprised markets by cutting its benchmark lending and deposit rates further and announcing it would buy asset-backed securities and covered bonds. The programs are part of the ECB's broader effort to encourage lending and fend off fears of deflation. China's central bank joined the ECB in boosting liquidity by injecting funds into its nation's largest banks in an effort to combat weakening growth. However, the pro-democracy protests in Hong Kong created new worries for China's economy, which was already flagging because of the downturn in the real estate market. Meanwhile, it was reported that Japan's economy contracted by an annualized 7.1% in the second calendar quarter as consumption plummeted after the April 2014 value-added tax increase. The policy-easing moves by the ECB and PBOC highlighted the divergent paths of the major central banks, as the Bank of England and the Fed leaned toward tighter policies. The flight-to-quality rally, combined with expectations for continued easy policy by major central banks fueled by a weakening global recovery and falling inflation, led to a decline in global government bond yields but mixed performance by spread, or non-government bond, sectors, as spread widening offset falling yields in many cases.

The fourth quarter of 2014 was a microcosm of the predominant year-long global fixed income trends - falling U.S. Treasury yields and U.S. dollar strength. More broadly, markets were impacted by the accelerating decline in oil prices and heightened vulnerabilities in Greece and certain other emerging market countries, such as Brazil and Russia. Monetary policy and economic growth in the U.S. increasingly diverged from other parts of the world. The ECB and BoJ adopted more accommodative policy stances, while the Fed charted a course for policy normalization, ending its quantitative easing asset purchases as scheduled in October 2014 in what was ultimately a non-event, as the move was widely expected. In the U.K., a combination of falling inflation and slowing domestic demand, against a backdrop of weakness in the Eurozone, suggested that the Bank of England would not tighten policy any time soon. Many riskier assets lost ground. Global government bonds gained amid the flight-to-quality and expectations that subpar growth and low inflation would pressure central banks to remain accommodative. Absolute returns in the major fixed income sectors were mixed, as the decline in government bond yields was not enough to offset credit spread widening in sectors such as high yield and emerging markets.

Global government bond yields continued to decline in the first quarter of 2015, as many central banks stepped up their efforts to ward off deflation and revive growth with further monetary policy easing measures. Even the Fed gave the appearance that it was in no hurry to raise rates. Nevertheless, market volatility was high as investors wondered when the Fed would begin to hike rates; oil prices extending their descent and reignited worries about Greece also contributed to market volatility. Geopolitical concerns surrounding the Iran nuclear negotiations and the Saudi Arabia-led military campaign in Yemen also supported inflows to perceived safe haven assets. Many global government yields fell, and credit spreads tightened. Globally, most spread sectors posted positive absolute returns amid falling interest rates and outperformed duration-equivalent government bonds.

For the annual period overall, U.S. Treasuries posted solid positive returns, with the yield on the 10-year U.S. Treasury having fallen approximately 80 basis points+ to 1.92% by the end of March 2015. U.S. investment-grade corporate bonds, mortgage-backed securities and emerging markets debt performed better than duration-equivalent U.S. Treasury securities. Commercial mortgage-backed securities, Treasury inflation protected securities (TIPS), asset-backed securities and U.S. high-yield corporate bonds also posted positive returns but lagged the total returns of U.S. Treasury securities by comparison. Sovereign international bonds posted negative returns for the annual period.

On the following pages, you will find detailed financial statements and portfolio information for each of the SunAmerica Income Funds during the annual period.

We thank you for being a part of the SunAmerica Income Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial adviser or get in touch with us directly at 800-858-8850 or www.safunds.com.

Sincerely,

THE SUNAMERICA INCOME FUNDS INVESTMENT PROFESSIONALS

  Timothy Campion  Robert Vanden Assem  Christopher Jones  David L. Albrycht
  Andrew Doulos    Anthony King         John Yovanovic     Frank Ossino
  Kara Murphy      Rajeev Mittal        John Dunlevy       Jonathan Stanley






--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

*The Barclays U.S. Aggregate Bond Index represents securities that are
 SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly in an index.
+A basis point is 1/100/th/ of a percentage point.

        SUNAMERICA INCOME FUNDS
        EXPENSE EXAMPLE -- MARCH 31, 2015 -- (UNAUDITED)

DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a fund (each, a "Fund" and collectively the "Funds") in the SunAmerica Income Funds (the "Trust"), you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at October 1, 2014 and held until March 31, 2015.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended March 31, 2015" to estimate the expenses you paid on your account during this period. The "Expenses Paid During the Six Months Ended March 31, 2015" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended March 31, 2015" column and the "Annualized Expense Ratio" column do not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectuses, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended March 31, 2015" column would have been higher and the "Ending Account Value" column would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The "Expenses Paid During the Six Months Ended March 31, 2015" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended March 31, 2015" column and the "Annualized Expense Ratio" column do not include administrative fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended March 31, 2015" column would have been higher and the "Ending Account Value" column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Funds' prospectus, your retirement plan document and/or material from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SUNAMERICA INCOME FUNDS
        EXPENSE EXAMPLE -- MARCH 31, 2015 -- (UNAUDITED) (CONTINUED)


                                              ACTUAL                                  HYPOTHETICAL
                            ------------------------------------------ ------------------------------------------
                                                                                     ENDING ACCOUNT
                                          ENDING ACCOUNT EXPENSES PAID                VALUE USING   EXPENSES PAID
                                           VALUE USING    DURING THE                 A HYPOTHETICAL  DURING THE
                              BEGINNING       ACTUAL      SIX MONTHS     BEGINNING     5% ANNUAL     SIX MONTHS
                            ACCOUNT VALUE   RETURN AT        ENDED     ACCOUNT VALUE   RETURN AT        ENDED     ANNUALIZED
                            AT OCTOBER 1,   MARCH 31,      MARCH 31,   AT OCTOBER 1,   MARCH 31,      MARCH 31,    EXPENSE
FUND                            2014           2015          2015*         2014           2015          2015*       RATIO*
----                        ------------- -------------- ------------- ------------- -------------- ------------- ----------
U.S. GOVERNMENT SECURITIES
  Class A#.................   $1,000.00     $1,026.67       $ 5.00       $1,000.00     $1,020.00       $ 4.99        0.99%
  Class C# ................   $1,000.00     $1,022.30       $ 8.27       $1,000.00     $1,016.75       $ 8.25        1.64%
STRATEGIC BOND
  Class A..................   $1,000.00     $1,013.03       $ 6.57       $1,000.00     $1,018.40       $ 6.59        1.31%
  Class B..................   $1,000.00     $1,009.62       $ 9.97       $1,000.00     $1,015.01       $10.00        1.99%
  Class C .................   $1,000.00     $1,009.80       $ 9.82       $1,000.00     $1,015.16       $ 9.85        1.96%
  Class W#.................   $1,000.00     $1,009.87       $ 2.05       $1,000.00     $1,018.95       $ 6.04        1.20%
FLEXIBLE CREDIT+
  Class A#.................   $1,000.00     $1,011.77       $ 7.27       $1,000.00     $1,017.70       $ 7.29        1.45%
  Class C# ................   $1,000.00     $1,008.58       $10.52       $1,000.00     $1,014.46       $10.55        2.10%
  Class W#.................   $1,000.00     $1,015.69       $ 6.28       $1,000.00     $1,018.70       $ 6.29        1.25%

--------
* Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 days (to reflect the one-half year period) except for the Strategic Bond Class W "Actual Return" information which was multiplied by 62 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan documents and/or materials from your financial adviser for more information.
# During the stated period, the investment advisor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended March 31, 2015" and the "Annualized Expense Ratio" would have been higher.
+  See Note 1

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF ASSETS AND LIABILITIES -- MARCH 31, 2015

                                  U.S. GOVERNMENT   STRATEGIC     FLEXIBLE
                                    SECURITIES        BOND         CREDIT
                                       FUND           FUND         FUND+
                                  --------------- ------------  ------------
   ASSETS:
   Investments at value
    (unaffiliated)*..............  $198,593,211   $469,259,148  $180,822,227
   Repurchase agreements (cost
    approximates value)..........    12,561,000        365,000            --
                                   ------------   ------------  ------------
    Total investments............   211,154,211    469,624,148   180,822,227
                                   ------------   ------------  ------------
   Cash..........................           886        493,648    12,858,107
   Foreign cash*.................            --        175,330         6,864
   Receivable for:
    Shares of beneficial
      interest sold..............        65,887        604,307     6,789,632
    Dividends and interest.......       707,774      6,814,147     2,068,568
    Investments sold.............            --      7,341,572       636,108
   Prepaid expenses and other
    assets.......................         1,156          4,098           869
   Due from investment adviser
    for expense
    reimbursements/fee waivers...       119,801          2,998       140,019
   Unrealized appreciation on
    forward foreign currency
    contracts....................            --      1,404,308            --
                                   ------------   ------------  ------------
   Total assets..................   212,049,715    486,464,556   203,322,394
                                   ------------   ------------  ------------
   LIABILITIES:
   Payable for:
    Shares of beneficial
      interest redeemed..........       254,253      1,087,017     8,066,117
    Investments purchased........            --      9,509,233     8,242,837
    Investment advisory and
      management fees............       116,745        257,391       115,880
    Distribution and service
      maintenance fees...........        76,484        264,715        74,647
    Transfer agent fees and
      expenses...................        48,377        100,023        42,617
    Trustees' fees and expenses..         1,647          2,141         1,405
    Other accrued expenses.......       119,870        160,006       119,343
   Dividends payable.............        16,327        216,311       107,940
   Unrealized depreciation on
    forward foreign currency
    contracts....................            --         95,331            --
                                   ------------   ------------  ------------
   Total liabilities.............       633,703     11,692,168    16,770,786
                                   ------------   ------------  ------------
   Net assets....................  $211,416,012   $474,772,388  $186,551,608
                                   ============   ============  ============
   NET ASSETS REPRESENTED BY:
   Shares of beneficial
    interest, $0.01..............  $    217,314   $  1,359,113  $    537,738
   Paid-in capital...............   213,411,311    535,334,281   246,414,586
                                   ------------   ------------  ------------
                                    213,628,625    536,693,394   246,952,324
   Accumulated undistributed net
    investment income (loss).....      (117,198)     1,552,245       468,481
   Accumulated undistributed net
    realized gain (loss) on
    investments, futures
    contracts, options
    contracts, securities sold
    short and foreign exchange
    transactions.................   (10,938,350)   (55,243,358)  (58,151,763)
   Unrealized appreciation
    (depreciation) on investments     8,842,935     (9,470,325)   (2,716,300)
   Unrealized foreign exchange
    gain (loss) on other assets
    and liabilities..............            --      1,240,432        (1,134)
                                   ------------   ------------  ------------
   Net assets....................  $211,416,012   $474,772,388  $186,551,608
                                   ============   ============  ============
   *Cost
    Investments (unaffiliated)...  $189,750,276   $478,729,473  $183,538,527
                                   ============   ============  ============
    Foreign cash.................  $         --   $    190,001  $      7,998
                                   ============   ============  ============

--------
+  See Note 1

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF ASSETS AND LIABILITIES -- MARCH 31, 2015 -- (CONTINUED)

                                       U.S. GOVERNMENT  STRATEGIC     FLEXIBLE
                                         SECURITIES       BOND         CREDIT
                                            FUND          FUND         FUND+
                                       --------------- ------------ ------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets............................  $187,417,482   $235,093,222 $127,508,014
Shares of beneficial interest issued
 and outstanding......................    19,262,983     67,394,602   36,810,289
Net asset value and redemption price
 per share (excluding any applicable
 contingent deferred sales charge)....  $       9.73   $       3.49 $       3.46
Maximum sales charge (4.75% of
 offering price)......................  $       0.49   $       0.17 $       0.17
                                        ------------   ------------ ------------
Maximum offering price to public......  $      10.22   $       3.66 $       3.63
                                        ============   ============ ============
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets............................  $         --   $ 39,733,427 $         --
Shares of beneficial interest issued
 and outstanding......................            --     11,393,554           --
Net asset value, offering and
 redemption price per share
 (excluding any applicable contingent
 deferred sales charge)...............  $         --   $       3.49 $         --
                                        ============   ============ ============
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets............................  $ 23,998,530   $184,281,656 $ 45,411,221
Shares of beneficial interest issued
 and outstanding......................     2,468,447     52,630,397   13,031,466
Net asset value, offering and
 redemption price per share
 (excluding any applicable contingent
 deferred sales charge)...............  $       9.72   $       3.50 $       3.48
                                        ============   ============ ============
CLASS W (UNLIMITED SHARES AUTHORIZED):
Net assets............................  $         --   $ 15,664,083 $ 13,632,373
Shares of beneficial interest issued
 and outstanding......................            --      4,492,785    3,932,046
Net asset value, offering and
 redemption price per share...........  $         --   $       3.49 $       3.47
                                        ============   ============ ============

--------
+  See Note 1

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED MARCH 31, 2015

                                                                                       U.S. GOVERNMENT   STRATEGIC     FLEXIBLE
                                                                                         SECURITIES        BOND         CREDIT
                                                                                            FUND           FUND         FUND+
                                                                                       --------------- ------------  -----------
INVESTMENT INCOME:
  Dividends (unaffiliated)............................................................   $       --    $    198,727  $   118,811
  Interest (unaffiliated).............................................................    3,440,911      24,013,503    7,504,155
                                                                                         ----------    ------------  -----------
   Total investment income*...........................................................    3,440,911      24,212,230    7,622,966
                                                                                         ----------    ------------  -----------
EXPENSES:
  Investment advisory and management fees.............................................      994,336       3,129,675      965,317
  Distribution and service maintenance fees:
   Class A............................................................................      470,607         896,612      291,456
   Class B............................................................................       44,407         435,077       85,681
   Class C............................................................................      144,085       1,920,838      331,137
  Service Fees -- Class W.............................................................           --           1,019        5,631
  Transfer agent fees and expenses:
   Class A............................................................................      311,834         579,119      192,381
   Class B............................................................................       11,365          97,466       20,469
   Class C............................................................................       34,383         428,959       75,230
   Class W............................................................................           --           2,252       10,122
  Registration fees:
   Class A............................................................................       28,863          38,622       38,206
   Class B............................................................................       11,051          18,106       11,770
   Class C............................................................................       19,758          27,143       22,543
   Class W............................................................................           --           3,796       32,563
  Custodian and accounting fees.......................................................       49,092         106,059       36,405
  Reports to shareholders.............................................................       44,047         101,488       67,160
  Audit and tax fees..................................................................       51,182          68,113       66,669
  Legal fees..........................................................................       10,807          23,498       58,578
  Trustees' fees and expenses.........................................................        8,096          26,227       22,853
  Interest expense....................................................................           --             203           72
  Other expenses......................................................................       18,820          24,769       28,194
                                                                                         ----------    ------------  -----------
   Total expenses before fee waivers, expense reimbursements and expense recoupments..    2,252,733       7,929,041    2,362,437
   Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 4)..     (612,460)         (4,688)    (284,559)
                                                                                         ----------    ------------  -----------
   Net expenses.......................................................................    1,640,273       7,924,353    2,077,878
                                                                                         ----------    ------------  -----------
Net investment income (loss)..........................................................    1,800,638      16,287,877    5,545,088
                                                                                         ----------    ------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)................................    3,245,020        (505,897)    (848,410)
Net realized foreign exchange gain (loss) on other assets and liabilities.............           --       5,103,129      173,907
                                                                                         ----------    ------------  -----------
Net realized gain (loss) on investments and foreign currencies........................    3,245,020       4,597,232     (674,503)
                                                                                         ----------    ------------  -----------
Change in unrealized appreciation (depreciation) on investments (unaffiliated)........    1,678,618     (10,845,321)  (2,671,271)
Change in unrealized foreign exchange gain (loss) on other assets and liabilities.....           --       1,230,130       (1,459)
                                                                                         ----------    ------------  -----------
Net unrealized gain (loss) on investments and foreign currencies......................    1,678,618      (9,615,191)  (2,672,730)
                                                                                         ----------    ------------  -----------
Net realized and unrealized gain (loss) on investments and foreign currencies.........    4,923,638      (5,017,959)  (3,347,233)
                                                                                         ----------    ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................   $6,724,276    $ 11,269,918  $ 2,197,855
                                                                                         ==========    ============  ===========
* Net of foreign withholding taxes on interest and dividends of.......................   $       --    $     (7,324) $      (510)
                                                                                         ==========    ============  ===========

+  See Note 1

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                U.S. GOVERNMENT
                                                                                                SECURITIES FUND
                                                                                          --------------------------
                                                                                          FOR THE YEAR  FOR THE YEAR
                                                                                             ENDED         ENDED
                                                                                           MARCH 31,     MARCH 31,
                                                                                              2015          2014
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $  1,800,638  $  1,678,382
  Net realized gain (loss) on investments and foreign currencies.........................    3,245,020    (2,745,233)
  Net unrealized gain (loss) on investments and foreign currencies.......................    1,678,618    (3,524,139)
                                                                                          ------------  ------------
Net increase (decrease) in net assets resulting from operations..........................    6,724,276    (4,590,990)
                                                                                          ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................   (2,308,336)   (2,014,439)
  Net investment income (Class B)........................................................      (50,109)      (46,032)
  Net investment income (Class C)........................................................     (157,120)     (109,939)
  Net investment income (Class W)........................................................           --            --
  Net realized gain on securities (Class A)..............................................           --            --
  Net realized gain on securities (Class B)..............................................           --            --
  Net realized gain on securities (Class C)..............................................           --            --
  Net realized gain on securities (Class W)..............................................           --            --
                                                                                          ------------  ------------
Total distributions to shareholders......................................................   (2,515,565)   (2,170,410)
                                                                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 7).   89,657,072   (14,422,091)
                                                                                          ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................   93,865,783   (21,183,491)

NET ASSETS:
Beginning of period......................................................................  117,550,229   138,733,720
                                                                                          ------------  ------------
End of period+........................................................................... $211,416,012  $117,550,229
                                                                                          ============  ============
+ Includes accumulated undistributed net investment income (loss)........................ $   (117,198) $   (121,374)
                                                                                          ============  ============

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                           STRATEGIC BOND FUND           FLEXIBLE CREDIT FUND*
                       ---------------------------    --------------------------
                       FOR THE YEAR     FOR THE YEAR  FOR THE YEAR    FOR THE YEAR
                          ENDED            ENDED         ENDED           ENDED
                        MARCH 31,        MARCH 31,     MARCH 31,       MARCH 31,
                           2015             2014          2015            2014
                       ------------    -------------  ------------    ------------
INCREASE (DECREASE)
 IN NET ASSETS
OPERATIONS:
 Net investment
   income (loss)...... $ 16,287,877    $ $21,016,911  $  5,545,088    $  5,950,915
 Net realized gain
   (loss) on
   investments and
   foreign currencies.    4,597,232       (2,449,211)     (674,503)     (3,941,256)
 Net unrealized gain
   (loss) on
   investments and
   foreign currencies.   (9,615,191)     (11,152,263)   (2,672,730)      3,788,039
                       ------------    -------------  ------------    ------------
Net increase
 (decrease) in net
 assets resulting
 from operations......   11,269,918        7,415,437     2,197,855       5,797,698
                       ------------    -------------  ------------    ------------

DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment
   income (Class A)...   (9,771,036)     (12,243,178)   (3,932,700)     (3,680,417)
 Net investment
   income (Class B)...   (1,366,990)      (1,817,175)     (363,833)       (569,761)
 Net investment
   income (Class C)...   (6,089,494)      (8,212,267)   (1,350,467)     (1,446,220)
 Net investment
   income (Class W)...      (27,319)              --      (173,730)             --
 Net realized gain on
   securities
   (Class A)..........           --               --            --              --
 Net realized gain on
   securities
   (Class B)..........           --               --            --              --
 Net realized gain on
   securities
   (Class C)..........           --               --            --              --
 Net realized gain on
   securities
   (Class W)..........           --               --            --              --
                       ------------    -------------  ------------    ------------
Total distributions
 to shareholders......  (17,254,839)     (22,272,620)   (5,820,730)     (5,696,398)
                       ------------    -------------  ------------    ------------
NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 7)  (19,429,831)    (149,455,773)   75,727,824      (7,703,026)
                       ------------    -------------  ------------    ------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS...............  (25,414,752)    (164,312,956)   72,104,949      (7,601,726)

NET ASSETS:
Beginning of period...  500,187,140      664,500,096   114,446,659     122,048,385
                       ------------    -------------  ------------    ------------
End of period+........ $474,772,388    $ 500,187,140  $186,551,608    $114,446,659
                       ============    =============  ============    ============
+ Includes
 accumulated
 undistributed net
 investment income
 (loss)............... $  1,552,245    $  (2,115,922) $    468,481    $    529,884
                       ============    =============  ============    ============

*  See Note 1

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS

                                                             U.S. GOVERNMENT SECURITIES FUND
                                                             -------------------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRIBUTIONS          NET                NET
               ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET             ASSETS,
              VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,            END OF
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL    PERIOD
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD RETURN(2)  (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------  --------
                                                                         CLASS A
                                                                         -------
  03/31/11    $ 9.55     $0.17      $ 0.13      $ 0.30     $(0.18)     $(0.16)    $(0.34) $ 9.51    3.12%   $143,978
  03/31/12      9.51      0.17        0.62        0.79      (0.22)      (0.02)     (0.24)  10.06    8.34(4)  118,434
  03/31/13     10.06      0.14        0.05        0.19      (0.21)      (0.13)     (0.34)   9.91    1.84     121,807
  03/31/14      9.91      0.14       (0.45)      (0.31)     (0.17)         --      (0.17)   9.43   (3.11)    106,747
  03/31/15      9.43      0.12        0.34        0.46      (0.16)         --      (0.16)   9.73    4.94     187,417
                                                                         CLASS C
                                                                         -------
  03/31/11    $ 9.55     $0.11      $ 0.11      $ 0.22     $(0.11)     $(0.16)    $(0.27) $ 9.50    2.35%   $ 13,161
  03/31/12      9.50      0.11        0.61        0.72      (0.15)      (0.02)     (0.17)  10.05    7.64(4)   14,673
  03/31/13     10.05      0.08        0.05        0.13      (0.14)      (0.13)     (0.27)   9.91    1.28      12,226
  03/31/14      9.91      0.08       (0.46)      (0.38)     (0.11)         --      (0.11)   9.42   (3.84)      7,295
  03/31/15      9.42      0.06        0.34        0.40      (0.10)         --      (0.10)   9.72    4.27      23,999



                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
  EXPENSES      INCOME TO
 TO AVERAGE      AVERAGE    PORTFOLIO
NET ASSETS(3) NET ASSETS(3) TURNOVER
------------- ------------- ---------


    0.99%         1.77%        254%
    0.99          1.73         152
    0.99          1.40          89
    0.99          1.42         122
    0.99          1.24          57


    1.64%         1.12%        254%
    1.64          1.08         152
    1.64          0.76          89
    1.64          0.77         122
    1.64          0.61          57

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                         03/31/11 03/31/12 03/31/13 03/31/14 03/31/15
                                         -------- -------- -------- -------- --------
U.S. Government Securities Fund Class A.   0.37%    0.39%    0.40%    0.40%    0.38%
U.S. Government Securities Fund Class C.   0.44     0.46     0.45     0.57     0.50

(4)The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                        STRATEGIC BOND FUND
                                                                        -------------------
                                           NET GAIN
                                           (LOSS) ON
                        NET               INVESTMENTS                       DISTRIBUTIONS          NET               NET
                       ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET            ASSETS,
                      VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,           END OF
                     BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL   PERIOD
    PERIOD ENDED     OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD RETURN(2) (000'S)
-------------------- --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- --------
                                                                              CLASS A
                                                                              -------
03/31/11               $3.33     $0.19      $ 0.15      $0.34      $(0.21)       $--      $(0.21) $3.46    10.45%  $255,546
03/31/12                3.46      0.16        0.02       0.18       (0.19)        --       (0.19)  3.45     5.30    299,325
03/31/13                3.45      0.13        0.16       0.29       (0.14)        --       (0.14)  3.60     8.64    336,759
03/31/14                3.60      0.14       (0.06)      0.08       (0.15)        --       (0.15)  3.53     2.34    255,821
03/31/15                3.53      0.13       (0.04)      0.09       (0.13)        --       (0.13)  3.49     2.70    235,093
                                                                              CLASS B
                                                                              -------
03/31/11               $3.32     $0.16      $ 0.17      $0.33      $(0.19)       $--      $(0.19) $3.46    10.04%  $ 52,171
03/31/12                3.46      0.14        0.01       0.15       (0.16)        --       (0.16)  3.45     4.60     52,000
03/31/13                3.45      0.11        0.15       0.26       (0.12)        --       (0.12)  3.59     7.62     56,776
03/31/14                3.59      0.12       (0.05)      0.07       (0.13)        --       (0.13)  3.53     1.95     46,462
03/31/15                3.53      0.10       (0.03)      0.07       (0.11)        --       (0.11)  3.49     2.01     39,733
                                                                              CLASS C
                                                                              -------
03/31/11               $3.34     $0.17      $ 0.16      $0.33      $(0.19)       $--      $(0.19) $3.48    10.04%  $250,040
03/31/12                3.48      0.14        0.02       0.16       (0.17)        --       (0.17)  3.47     4.63    251,425
03/31/13                3.47      0.11        0.15       0.26       (0.12)        --       (0.12)  3.61     7.62    270,965
03/31/14                3.61      0.12       (0.06)      0.06       (0.13)        --       (0.13)  3.54     1.69    197,904
03/31/15                3.54      0.11       (0.04)      0.07       (0.11)        --       (0.11)  3.50     2.05    184,282
                                                                              CLASS W
                                                                              -------
01/29/15(4)-03/31/15   $3.48     $0.01      $ 0.02      $0.03      $(0.02)       $--      $(0.02) $3.49     0.99%    15,664



                 RATIO
                 OF NET
 RATIO OF      INVESTMENT
 EXPENSES      INCOME TO
TO AVERAGE      AVERAGE       PORTFOLIO
NET ASSETS     NET ASSETS     TURNOVER
----------     ----------     ---------


   1.31%          5.50%          152%
   1.31           4.72           144
   1.30           3.70           166
   1.31           4.01           158
   1.30           3.62           137


   1.98%          4.83%          152%
   1.98           4.07           144
   1.97           3.02           166
   1.97           3.35           158
   1.97           2.95           137


   1.96%          4.85%          152%
   1.96           4.09           144
   1.94           3.05           166
   1.96           3.37           158
   1.94           2.98           137


   1.20%(3)(5)    2.73%(3)(5)    137%

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                                       03/31/15
                                                       --------
              Strategic Bond Fund Class W.............   0.69%(5)

(4)Inception date of class.
(5)Annualized

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                       FLEXIBLE CREDIT FUND*
                                                                       ---------------------
                                           NET GAIN
                                           (LOSS) ON
                        NET               INVESTMENTS                       DISTRIBUTIONS          NET
                       ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET            NET ASSETS,
                      VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,             END OF
                     BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL     PERIOD
    PERIOD ENDED     OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENT   BUTIONS PERIOD RETURN(2)   (000'S)
-------------------- --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -----------
                                                                              CLASS A
                                                                              -------
03/31/11               $3.36     $0.25      $ 0.16      $0.41      $(0.27)       $--      $(0.27) $3.50    12.76%   $ 76,156
03/31/12                3.50      0.23       (0.08)      0.15       (0.25)        --       (0.25)  3.40     4.52      81,477
03/31/13                3.40      0.20        0.18       0.38       (0.20)        --       (0.20)  3.58    11.42      74,175
03/31/14                3.58      0.19        0.00       0.19       (0.18)        --       (0.18)  3.59     5.60      70,713
03/31/15                3.59      0.15       (0.11)      0.04       (0.17)        --       (0.17)  3.46     1.06     127,508
                                                                              CLASS C
                                                                              -------
03/31/11               $3.38     $0.23      $ 0.17      $0.40      $(0.25)       $--      $(0.25) $3.53    12.33%   $ 39,301
03/31/12                3.53      0.21       (0.09)      0.12       (0.23)        --       (0.23)  3.42     3.56      36,723
03/31/13                3.42      0.18        0.18       0.36       (0.18)        --       (0.18)  3.60    10.67      33,918
03/31/14                3.60      0.17        0.00       0.17       (0.16)        --       (0.16)  3.61     4.92      30,595
03/31/15                3.61      0.13       (0.11)      0.02       (0.15)        --       (0.15)  3.48     0.43      45,411
                                                                              CLASS W
                                                                              -------
10/01/14(4)-03/31/15   $3.50     $0.06      $(0.01)     $0.05      $(0.08)       $--      $(0.08) $3.47     1.57%     13,632



                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
  EXPENSES      INCOME TO
 TO AVERAGE      AVERAGE    PORTFOLIO
NET ASSETS(3) NET ASSETS(3) TURNOVER
------------- ------------- ---------


    1.36%         7.47%        48%
    1.36          6.72         52
    1.36          5.82         44
    1.36          5.41         49
    1.41          4.50         74


    2.01%         6.83%        48%
    2.01          6.11         52
    2.01          5.18         44
    2.01          4.76         49
    2.06          3.88         74


    1.25%(5)      4.25%(5)     74%

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                         03/31/11 03/31/12 03/31/13 03/31/14 03/31/15
                                         -------- -------- -------- -------- --------
Flexible Credit Fund Class A............   0.16%    0.18%    0.16%    0.17%    0.19%
Flexible Credit Fund Class C............   0.16     0.19     0.16     0.18     0.20
Flexible Credit Fund Class W............     --       --       --       --     1.12

(4)Inception date of class.
(5)Annualized
*  See Note 1

See Notes to Financial Statements

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO PROFILE -- MARCH 31, 2015 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                     Government National Mtg. Assoc.. 48.2%
                     United States Treasury Notes.... 22.0
                     United States Treasury Bonds....  8.7
                     Repurchase Agreement............  5.9
                     Federal National Mtg. Assoc.....  5.3
                     United States Treasury Bills....  4.7
                     Federal Home Loan Bank..........  2.9
                     Federal Farm Credit Bank........  2.1
                     Small Business Administration...  0.1
                                                      ----
                                                      99.9%
                                                      ====

CREDIT QUALITY ALLOCATION+#

                        Aaa......................  99.9%
                        Not Rated@...............   0.1
                                                  -----
                                                  100.0%
                                                  =====

--------
*Calculated as a percentage of net assets
+Source: Moody's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015

                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT     (NOTE 3)
       -----------------------------------------------------------------
       U.S. GOVERNMENT AGENCIES -- 56.2%
       FEDERAL FARM CREDIT BANK -- 2.1%
          0.75% due 05/30/2017.................. $ 2,000,000 $ 1,994,768
          1.79% due 03/12/2019..................   2,500,000   2,500,368
                                                             -----------
                                                               4,495,136
                                                             -----------
       FEDERAL HOME LOAN BANK -- 0.5%
          2.14% due 12/05/2022..................   1,000,000     985,040
                                                             -----------
       FEDERAL NATIONAL MTG. ASSOC. -- 5.3%
          1.25% due 09/28/2016..................  10,000,000  10,111,560
          2.25% due 10/17/2022..................   1,000,000     995,919
                                                             -----------
                                                              11,107,479
                                                             -----------
       GOVERNMENT NATIONAL MTG. ASSOC. -- 48.2%
          3.50% due 11/15/2041..................     884,913     933,730
          3.50% due 03/15/2042..................     613,283     646,832
          3.50% due 06/15/2042..................   4,074,029   4,294,951
          3.50% due 07/15/2042..................   1,441,322   1,519,480
          3.50% due 02/20/2045..................   1,995,642   2,103,597
          4.00% due 03/15/2039..................     366,460     393,487
          4.00% due 04/15/2039..................     231,181     248,231
          4.00% due 06/15/2039..................     945,849   1,015,605
          4.00% due 12/15/2039..................     443,379     476,098
          4.00% due 08/15/2040..................     487,096     524,396
          4.00% due 09/15/2040..................     760,171     818,057
          4.00% due 11/15/2040..................     610,367     656,133
          4.00% due 12/15/2040..................   1,078,444   1,163,117
          4.00% due 02/15/2041..................     610,499     656,146
          4.00% due 03/15/2041..................     368,106     396,046
          4.00% due 07/15/2041..................     703,232     756,232
          4.00% due 08/15/2041..................   1,402,307   1,508,432
          4.00% due 09/15/2041..................   2,893,092   3,113,574
          4.00% due 10/15/2041..................   1,218,247   1,311,210
          4.00% due 11/15/2041..................   3,799,960   4,082,064
          4.00% due 12/15/2041..................   1,512,693   1,628,492
          4.00% due 01/15/2042..................   2,931,120   3,171,278
          4.00% due 02/15/2042..................   1,867,538   2,016,127
          4.00% due 03/15/2042..................     478,315     514,908
          4.00% due 06/15/2042..................     906,055     972,947
          4.50% due 05/15/2018..................     226,354     236,174
          4.50% due 08/15/2018..................     224,313     234,503
          4.50% due 09/15/2018..................     659,487     690,400
          4.50% due 10/15/2018..................     847,275     888,037
          4.50% due 09/15/2033..................     667,177     741,382
          4.50% due 03/15/2039..................     198,854     219,704
          4.50% due 04/15/2039..................     211,404     233,570
          4.50% due 05/15/2039..................     828,304     915,325
          4.50% due 06/15/2039..................   2,836,506   3,133,925
          4.50% due 07/15/2039..................   1,343,035   1,483,857
          4.50% due 09/15/2039..................     428,526     473,458
          4.50% due 10/15/2039..................     282,737     312,383
          4.50% due 11/15/2039..................     368,504     407,143
          4.50% due 12/15/2039..................   1,166,578   1,289,015
          4.50% due 01/15/2040..................     502,720     556,137
          4.50% due 02/15/2040..................   2,239,099   2,479,049
          4.50% due 03/15/2040..................   1,102,627   1,219,144
          4.50% due 04/15/2040..................   1,414,518   1,564,804
          4.50% due 05/15/2040..................     517,768     572,513
          4.50% due 06/15/2040..................     653,781     723,289

                                              PRINCIPAL        VALUE
                 SECURITY DESCRIPTION          AMOUNT         (NOTE 3)
                ------------------------------------------------------
                GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
                   4.50% due 07/15/2040...... $  954,515     $1,056,449
                   4.50% due 08/15/2040......    247,581        274,091
                   4.50% due 09/15/2040......    212,795        235,514
                   4.50% due 11/15/2040......    301,836        334,399
                   4.50% due 01/15/2041......    384,612        425,800
                   4.50% due 02/15/2041......    414,040        457,942
                   4.50% due 03/15/2041......  2,760,460      3,055,266
                   4.50% due 04/15/2041......  2,150,159      2,379,301
                   4.50% due 05/15/2041......    450,911        498,526
                   4.50% due 06/15/2041......    988,585      1,101,294
                   4.50% due 07/15/2041......    169,731        187,528
                   4.50% due 08/15/2041......    926,043      1,023,633
                   4.50% due 04/20/2044......  1,626,245      1,768,013
                   5.00% due 04/15/2018......    828,148        877,775
                   5.00% due 05/15/2018......    178,996        189,238
                   5.00% due 08/15/2033......    689,588        775,511
                   5.00% due 10/15/2033......  1,175,264      1,320,861
                   5.00% due 05/15/2035......    324,261        361,640
                   5.00% due 08/15/2035......    631,620        705,501
                   5.00% due 03/15/2036......    255,579        287,698
                   5.00% due 05/15/2036......    160,339        179,823
                   5.00% due 09/15/2036......    385,727        432,127
                   5.00% due 10/15/2036......    183,801        204,988
                   5.00% due 01/15/2037......    540,748        604,601
                   5.00% due 02/15/2037......    571,441        639,276
                   5.00% due 03/15/2037......    179,711        201,304
                   5.00% due 04/15/2037......  1,120,171      1,250,026
                   5.00% due 04/15/2038......    876,162        977,504
                   5.00% due 05/15/2038......    476,288        531,191
                   5.00% due 08/15/2038......  1,223,252      1,364,259
                   5.00% due 01/15/2039......    364,105        407,479
                   5.00% due 02/15/2039......    232,466        259,345
                   5.00% due 03/15/2039......    298,959        334,692
                   5.00% due 04/15/2039......    315,094        352,300
                   5.00% due 07/20/2039......  2,125,585      2,384,954
                   5.00% due 08/15/2039......    691,121        772,850
                   5.00% due 10/15/2039......  1,455,891      1,629,157
                   5.00% due 11/15/2039......  1,231,668      1,375,957
                   5.00% due 12/15/2039......  1,041,281      1,164,870
                   5.00% due 04/15/2040......  1,286,010      1,437,334
                   5.00% due 05/15/2040......  2,278,499      2,545,099
                   5.50% due 06/15/2033......  1,209,158      1,374,774
                   5.50% due 07/15/2033......    219,299        249,049
                   5.50% due 10/15/2033......    281,832        321,261
                   5.50% due 01/15/2034......    810,035        921,205
                   5.50% due 02/15/2034......    344,259        393,713
                   5.50% due 04/20/2035......    770,966        873,840
                   5.50% due 09/15/2035......    610,586        708,319
                   5.50% due 10/15/2035......    557,399        633,183
                   5.50% due 02/15/2038......    275,426        310,912
                   5.50% due 04/15/2038......    158,821        179,268
                   5.50% due 05/15/2038......    181,356        205,099
                   5.50% due 09/15/2039......    142,925        161,326
                   5.50% due 03/15/2040......    261,719        295,415
                   5.50% due 08/15/2040......    203,164        229,321
                   6.00% due 04/15/2028......    258,900        301,730
                   6.00% due 08/15/2033......    423,934        493,799

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                  PRINCIPAL     VALUE
                SECURITY DESCRIPTION               AMOUNT      (NOTE 3)
       -----------------------------------------------------------------
       U.S. GOVERNMENT AGENCIES (CONTINUED)
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          6.00% due 12/15/2033.................. $   176,136 $    205,220
          6.00% due 07/15/2034..................     180,214      205,097
          6.00% due 12/15/2034..................     135,309      157,042
          6.00% due 09/20/2038..................   2,170,284    2,462,250
          6.50% due 10/15/2031..................     153,657      183,690
         Government National Mtg. Assoc. REMIC
          Series 2010-104, Class NG
          3.00% due 07/20/2038(1)...............   1,374,242    1,407,315
                                                             ------------
                                                              101,932,926
                                                             ------------
       SMALL BUSINESS ADMINISTRATION -- 0.1%
          6.30% due 06/01/2018..................     171,103      178,308
                                                             ------------
       TOTAL U.S. GOVERNMENT AGENCIES
          (cost $114,898,051)...................              118,698,889
                                                             ------------
       U.S. GOVERNMENT TREASURIES -- 30.7%
       UNITED STATES TREASURY BONDS -- 8.7%
          2.50% due 02/15/2045..................   2,000,000    1,981,562
          4.25% due 11/15/2040..................   8,000,000   10,647,504
          4.75% due 02/15/2041..................   4,000,000    5,734,688
                                                             ------------
                                                               18,363,754
                                                             ------------
       UNITED STATES TREASURY NOTES -- 22.0%
          0.88% due 11/15/2017..................   2,000,000    2,005,312
          1.25% due 10/31/2015..................  17,000,000   17,103,754
          1.50% due 07/31/2016..................  16,000,000   16,233,744
          2.00% due 02/15/2022..................   5,000,000    5,103,125
          2.00% due 02/15/2025..................   5,000,000    5,031,640
          3.13% due 05/15/2019..................   1,000,000    1,075,781
                                                             ------------
                                                               46,553,356
                                                             ------------
       TOTAL U.S. GOVERNMENT TREASURIES
          (cost $59,871,269)....................               64,917,110
                                                             ------------
       TOTAL LONG-TERM INVESTMENT SECURITIES
          (cost $174,769,320)...................              183,615,999
                                                             ------------

                                                 PRINCIPAL      VALUE
               SECURITY DESCRIPTION               AMOUNT       (NOTE 3)
      ------------------------------------------------------------------
      SHORT-TERM INVESTMENT SECURITIES -- 7.1%
      U.S. GOVERNMENT AGENCIES -- 2.4%
        Federal Home Loan Bank
         0.05% due 04/15/2015
         (cost $4,999,912)..................... $ 5,000,000  $  4,999,912
                                                             ------------
      U.S. GOVERNMENT TREASURIES -- 4.7%
        United States Treasury Bills
         0.20% due 03/03/16
         (cost $9,981,044).....................  10,000,000     9,977,300
                                                             ------------
      TOTAL SHORT-TERM INVESTMENT SECURITIES
         (cost $14,980,956)....................                14,977,212
                                                             ------------
      REPURCHASE AGREEMENT -- 5.9%
        State Street Bank and Trust Co. Joint
         Repurchase Agreement(2)
         (cost $12,561,000)....................  12,561,000    12,561,000
                                                             ------------
      TOTAL INVESTMENTS
         (cost $202,311,276)(3)................        99.9%  211,154,211
      Other assets less liabilities............         0.1       261,801
                                                -----------  ------------
      NET ASSETS --                                   100.0% $211,416,012
                                                ===========  ============

--------
(1)  Collateralized Mortgage Obligation
(2)  See Note 3 for details of Joint Repurchase Agreements.
(3)  See Note 6 for cost of investments on a tax basis.
REMIC --Real Estate Mortgage Investment Conduit

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2015 (see Note 3):

                                  LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                      QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
-                                 --------------------- ----------------- ---------------------- ------------
ASSETS:
Investments at Value:*
----------------------
U.S. Government Agencies.........          $--            $118,698,889             $--           $118,698,889
U.S. Government Treasuries.......           --              64,917,110              --             64,917,110
Short-Term Investment Securities.           --              14,977,212              --             14,977,212
Repurchase Agreement.............           --              12,561,000              --             12,561,000
                                           ---            ------------             ---           ------------
TOTAL INVESTMENTS AT VALUE.......          $--            $211,154,211             $--           $211,154,211
                                           ===            ============             ===           ============

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2015 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Sovereign.............................. 14.1%
                 Diversified Banking Institutions.......  6.2
                 Banks-Commercial.......................  5.4
                 Oil Companies-Exploration & Production.  4.5
                 Federal National Mtg. Assoc............  2.8
                 Telephone-Integrated...................  2.6
                 Pipelines..............................  2.2
                 Electric-Integrated....................  2.1
                 Time Deposits..........................  1.6
                 Oil Companies-Integrated...............  1.6
                 Medical-Hospitals......................  1.5
                 Medical-Drugs..........................  1.3
                 Cellular Telecom.......................  1.3
                 Diversified Financial Services.........  1.3
                 Cable/Satellite TV.....................  1.2
                 Federal Home Loan Mtg. Corp............  1.2
                 Casino Hotels..........................  1.2
                 Finance-Leasing Companies..............  1.2
                 Insurance-Multi-line...................  1.1
                 Real Estate Investment Trusts..........  1.0
                 Telecom Services.......................  0.9
                 Paper & Related Products...............  0.9
                 Building Products-Cement...............  0.8
                 Airlines...............................  0.8
                 Independent Power Producers............  0.8
                 Auto-Cars/Light Trucks.................  0.7
                 Insurance-Life/Health..................  0.7
                 United States Treasury Notes...........  0.6
                 Containers-Metal/Glass.................  0.6
                 Electric-Distribution..................  0.6
                 Savings & Loans/Thrifts................  0.6
                 Chemicals-Specialty....................  0.6
                 Banks-Money Center.....................  0.6
                 Specified Purpose Acquisitions.........  0.6
                 Internet Connectivity Services.........  0.6
                 Building - Residential/Commercial......  0.6
                 Banks-Super Regional...................  0.6
                 Printing-Commercial....................  0.5
                 Food-Dairy Products....................  0.5
                 Steel-Producers........................  0.5
                 Publishing-Periodicals.................  0.5
                 Computers..............................  0.5
                 Commercial Services-Finance............  0.5
                 Finance-Auto Loans.....................  0.5
                 Finance-Consumer Loans.................  0.5
                 Chemicals-Diversified..................  0.5
                 Retail-Restaurants.....................  0.5
                 Electric-Generation....................  0.5
                 Diversified Minerals...................  0.5
                 Medical-Generic Drugs..................  0.5
                 Aerospace/Defense......................  0.5
                 Municipal Bonds & Notes................  0.5
                 Computer Services......................  0.5
                 Diversified Manufacturing Operations...  0.4
                 Coal...................................  0.4
                 Agricultural Chemicals.................  0.4
                 Oil & Gas Drilling.....................  0.4
                 Investment Management/Advisor Services.  0.4
                 Banks-Special Purpose..................  0.4
                 Auto/Truck Parts & Equipment-Original..  0.4
                 Shipbuilding...........................  0.4


               Wire & Cable Products........................ 0.4%
               Containers-Paper/Plastic..................... 0.4
               Publishing-Newspapers........................ 0.4
               Transport-Rail............................... 0.4
               Food-Misc./Diversified....................... 0.3
               Finance-Credit Card.......................... 0.3
               Financial Guarantee Insurance................ 0.3
               SupraNational Banks.......................... 0.3
               Security Services............................ 0.3
               Machinery-Farming............................ 0.3
               Medical-HMO.................................. 0.3
               Beverages-Wine/Spirits....................... 0.3
               Auto-Heavy Duty Trucks....................... 0.3
               Food-Meat Products........................... 0.3
               Electronic Components-Semiconductors......... 0.3
               Cruise Lines................................. 0.3
               Medical Labs & Testing Services.............. 0.3
               Finance-Other Services....................... 0.3
               Medical Instruments.......................... 0.3
               Music........................................ 0.3
               Sovereign Agency............................. 0.3
               Retail-Regional Department Stores............ 0.3
               Real Estate Operations & Development......... 0.3
               Medical Products............................. 0.3
               Satellite Telecom............................ 0.3
               Airport Development/Maintenance.............. 0.3
               Petrochemicals............................... 0.3
               Storage/Warehousing.......................... 0.3
               Special Purpose Entities..................... 0.3
               Oil-Field Services........................... 0.3
               Building Societies........................... 0.3
               Gas-Distribution............................. 0.3
               Oil Refining & Marketing..................... 0.2
               Metal-Iron................................... 0.2
               Advertising Services......................... 0.2
               E-Commerce/Services.......................... 0.2
               Gold Mining.................................. 0.2
               Casino Services.............................. 0.2
               Retail-Appliances............................ 0.2
               Food-Wholesale/Distribution.................. 0.2
               Distribution/Wholesale....................... 0.2
               Transport-Equipment & Leasing................ 0.2
               Alternative Waste Technology................. 0.2
               Metal-Diversified............................ 0.2
               Machinery-Construction & Mining.............. 0.2
               Food-Retail.................................. 0.2
               Retail-Drug Store............................ 0.2
               Finance-Commercial........................... 0.2
               Schools...................................... 0.2
               Firearms & Ammunition........................ 0.2
               Retail-Discount.............................. 0.2
               Radio........................................ 0.2
               Insurance Brokers............................ 0.2
               Metal-Copper................................. 0.2
               Steel Pipe & Tube............................ 0.2
               Enterprise Software/Service.................. 0.2
               Semiconductor Equipment...................... 0.2
               Semiconductor Components-Integrated Circuits. 0.2
               Banks-Fiduciary.............................. 0.2
               Metal-Aluminum............................... 0.2
               Machinery-General Industrial................. 0.2

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2015 -- (UNAUDITED) (CONTINUED)

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2015 -- (UNAUDITED) (CONTINUED)

INDUSTRY ALLOCATION* (CONTINUED)

                    Real Estate Management/Services..  0.2%
                    Beverages-Non-alcoholic..........  0.2
                    Theaters.........................  0.2
                    Office Automation & Equipment....  0.2
                    Tools-Hand Held..................  0.2
                    Publishing-Books.................  0.1
                    Insurance-Mutual.................  0.1
                    Mining Services..................  0.1
                    Insurance-Reinsurance............  0.1
                    Diversified Operations...........  0.1
                    Energy-Alternate Sources.........  0.1
                    Travel Services..................  0.1
                    Advertising Agencies.............  0.1
                    Aerospace/Defense-Equipment......  0.1
                    Decision Support Software........  0.1
                    Multimedia.......................  0.1
                    Lottery Services.................  0.1
                    Consumer Products-Misc...........  0.1
                    Steel-Specialty..................  0.1
                    Apparel Manufacturers............  0.1
                    Retail-Music Store...............  0.1
                    Retail-Computer Equipment........  0.1
                    Retail-Major Department Stores...  0.1
                    Poultry..........................  0.1
                    Building Products-Wood...........  0.1
                    Retail-Apparel/Shoe..............  0.1
                    Web Hosting/Design...............  0.1
                    Applications Software............  0.1
                    Networking Products..............  0.1
                    Regional Agencies................  0.1
                    Government National Mtg. Assoc...  0.1
                    Sugar............................  0.1
                    United States Treasury Bonds.....  0.1
                    Building & Construction-Misc.....  0.1
                    Repurchase Agreement.............  0.1
                    Trucking/Leasing.................  0.1
                    Tennessee Valley Authority.......  0.1
                    Television.......................  0.1
                    Gas-Transportation...............  0.1
                    Electric-Transmission............  0.1
                    Brewery..........................  0.1
                    Transport-Services...............  0.1
                    Finance-Investment Banker/Broker.  0.1
                    Retail-Mail Order................  0.1
                                                      ----
                                                      98.9%
                                                      ====

CREDIT QUALITY ALLOCATION+#

                               Aaa........   6.7%
                               Aa.........   3.5
                               A..........  12.9
                               Baa........  23.8
                               Ba.........  18.5
                               B..........  20.3
                               Caa........   7.8
                               Ca.........   0.2
                               Not Rated@.   6.3
                                           -----
                                           100.0%
                                           =====

--------
*Calculated as a percentage of net assets
+Source: Moody's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015

                                                     PRINCIPAL  VALUE
                   SECURITY DESCRIPTION              AMOUNT**  (NOTE 3)
        --------------------------------------------------------------
        ASSET BACKED SECURITIES -- 0.9%
        DIVERSIFIED FINANCIAL SERVICES -- 0.9%
          Applebee's Funding LLC/IHOP Funding LLC
           Series 2014-1, Class A2
           4.28% due 09/05/2044*.................... $ 58,000  $ 60,033
          Asset Backed Securities Corp.
           Home Equity Loan Trust FRS
           Series 2004-HE7, Class M2
           1.75% due 10/25/2034.....................  105,006    98,221
          Avis Budget Rental Car Funding AESOP LLC
           Series 2014-1A, Class A
           2.46% due 07/20/2020*....................   67,000    67,826
          Chase Issuance Trust FRS
           Series 2014-A5, Class A5
           0.54% due 04/15/2021.....................  376,000   376,000
          Citibank Credit Card Issuance Trust
           Series 2014-A2, Class A2
           1.02% due 02/22/2019.....................  126,000   126,071
          Citibank Credit Card Issuance Trust
           Series 2014-A8, Class A8
           1.73% due 04/09/2020.....................  100,000   101,093
          Citibank Credit Card Issuance Trust
           Series 2014-A1, Class A1
           2.88% due 01/23/2023.....................   75,000    78,048
          CLI Funding V LLC
           Series 2014-2A, Class A
           3.38% due 10/18/2029*....................   71,875    72,902
          Commercial Mtg. Trust
           Series 2015-CR22, Class A2
           2.86% due 03/10/2048(1)..................  193,000   200,188
          Core Industrial
           2015- CALW, Class A
           3.04% due 02/10/2034*(1).................   71,000    73,127
          Countrywide Home Loan Mtg.
           Pass Through Trust
           Series 2005-6, Class 1A11
           5.25% due 02/25/2026(2)..................  194,845   196,941
          CSAIL Commercial Mtg. Trust
           Series 2015-C1, Class A1
           1.68% due 04/15/2050(1)..................  146,000   146,872
          CSAIL Commercial Mtg. Trust
           Series 2015-C1, Class A4
           3.51% due 04/15/2050(1)..................   73,000    77,110
          DB Master Finance LLC
           Series 2015-1A, Class A2II
           3.98% due 02/20/2045*....................  107,000   109,275
          Domino's Pizza Master Issuer LLC
           Series 2012-1A, Class A2
           5.22% due 01/25/2042*....................  101,456   105,493
          First Franklin Mtg. Loan Trust FRS
           Series 2006-FF15, Class A5
           0.33% due 11/25/2036.....................  115,188   100,817
          Ford Credit Auto Owner Trust
           Series 2014-C,Class B
           1.97% due 04/15/2020.....................   76,000    76,154
          Ford Credit Floorplan Master Owner Trust
           Series 2014-4, Class A1
           1.40% due 08/15/2019.....................  114,000   114,292
          GS Mtg. Securities Corp. II
           Series 2012-GCJ9, Class A2
           1.76% due 11/10/2045(1)..................  468,000   471,550

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 3)
       -----------------------------------------------------------------
       DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
         GS Mtg. Securities Trust
          Series 2015-GC28, Class A2
          2.90% due 02/10/2048(1).................. $  102,000 $  105,984
         JPMBB Commercial Mtg. Securities Trust
          Series 2013-C15, Class A2
          2.98% due 11/15/2045(1)..................    971,000  1,014,235
         Nissan Auto Lease Trust
          Series 2014-A, Class A4
          1.04% due 10/15/2019.....................    100,000    100,088
         NRP Mtg. Trust VRS
          Series 2013-1, Class A1
          3.25% due 07/25/2043*(2).................    149,890    150,424
         Santander Drive Auto Receivables Trust
          Series 2014-5, Class C
          2.46% due 06/15/2020.....................     76,000     76,433
         Sierra Timeshare Receivables Funding LLC
          Series 2014-2A, Class A
          2.05% due 06/20/2031*....................     69,418     69,806
         TAL Advantage V LLC
          Series 2013-2A, Class A
          3.55% due 11/20/2038*....................     69,333     70,900
                                                               ----------
       TOTAL ASSET BACKED SECURITIES
          (cost $4,212,960)........................             4,239,883
                                                               ----------
       U.S. CORPORATE BONDS & NOTES -- 46.0%
       ADVERTISING AGENCIES -- 0.1%
         Interpublic Group of Cos., Inc.
          Senior Notes
          3.75% due 02/15/2023.....................    353,000    365,659
         Interpublic Group of Cos., Inc.
          Senior Notes
          4.20% due 04/15/2024.....................    248,000    262,728
                                                               ----------
                                                                  628,387
                                                               ----------
       ADVERTISING SERVICES -- 0.2%
         Visant Corp.
          Company Guar. Notes
          10.00% due 10/01/2017....................  1,301,000  1,164,395
                                                               ----------
       AEROSPACE/DEFENSE -- 0.3%
         BAE Systems Holdings, Inc.
          Company Guar. Notes
          3.80% due 10/07/2024*....................    208,000    218,344
         BAE Systems Holdings, Inc.
          Company Guar. Notes
          4.75% due 10/07/2044*....................    270,000    296,035
         Boeing Co.
          Senior Notes
          0.95% due 05/15/2018.....................    490,000    485,919
         Northrop Grumman Corp.
          Senior Notes
          3.85% due 04/15/2045.....................    342,000    336,660
                                                               ----------
                                                                1,336,958
                                                               ----------
       AEROSPACE/DEFENSE-EQUIPMENT -- 0.1%
         Moog, Inc.
          Company Guar. Notes
          5.25% due 12/01/2022*....................    578,000    595,340
                                                               ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 3)
      --------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      AIRLINES -- 0.6%
        Allegiant Travel Co.
         Company Guar. Notes
         5.50% due 07/15/2019....................... $  882,000 $  904,050
        Atlas Air, Inc.
         Pass Through Certs.
         Series 1999-1, Class A-1
         7.20% due 07/02/2020.......................    468,854    477,059
        Atlas Air, Inc.
         Pass Through Certs.
         Series 1999-1, Class B
         7.63% due 07/02/2016(3)....................     57,639     58,504
        Atlas Air, Inc.
         Pass Through Certs.
         Series 2000-1, Class B
         9.06% due 07/02/2017.......................    232,838    248,555
        United Airlines Pass Through Trust
         Pass Through Certs.
         Series 2014-2, Class B
         4.63% due 03/03/2024.......................    750,000    754,688
        United Airlines Pass Through Trust
         Pass Through Certs.
         Series 2013-1, Class B
         5.38% due 02/15/2023.......................    525,649    550,617
                                                                ----------
                                                                 2,993,473
                                                                ----------
      ALTERNATIVE WASTE TECHNOLOGY -- 0.2%
        ADS Waste Holdings, Inc.
         Company Guar. Notes
         8.25% due 10/01/2020.......................    997,000  1,041,865
                                                                ----------
      APPAREL MANUFACTURERS -- 0.1%
        Quiksilver, Inc./QS Wholesale, Inc.
         Company Guar. Notes
         10.00% due 08/01/2020......................    747,000    528,503
                                                                ----------
      AUTO-CARS/LIGHT TRUCKS -- 0.2%
        American Honda Finance Corp.
         Senior Notes
         1.20% due 07/14/2017.......................    619,000    620,604
        Ford Motor Credit Co. LLC
         Senior Notes
         1.50% due 01/17/2017.......................    360,000    360,761
                                                                ----------
                                                                   981,365
                                                                ----------
      AUTO-HEAVY DUTY TRUCKS -- 0.3%
        JB Poindexter & Co., Inc.
         Senior Notes
         9.00% due 04/01/2022*......................  1,325,000  1,437,625
                                                                ----------
      AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.3%
        Affinia Group, Inc.
         Company Guar. Notes
         7.75% due 05/01/2021.......................  1,425,000  1,474,875
                                                                ----------
      BANKS-COMMERCIAL -- 0.8%
        Citizens Bank NA
         Senior Notes
         2.45% due 12/04/2019.......................    832,000    842,246
        First Tennessee Bank NA
         Senior Notes
         2.95% due 12/01/2019.......................    445,000    451,343

                                                        PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                  AMOUNT**    (NOTE 3)
   -------------------------------------------------------------------------
   BANKS-COMMERCIAL (CONTINUED)
     KeyBank NA
      Senior Notes
      2.25% due 03/16/2020............................. $  493,000 $  496,403
     PNC Bank NA
      Senior Notes
      1.13% due 01/27/2017.............................  1,059,000  1,062,563
     Regions Financial Corp.
      Sub. Notes
      7.38% due 12/10/2037.............................    610,000    798,327
     SVB Financial Group
      Senior Notes
      3.50% due 01/29/2025.............................    283,000    281,148
                                                                   ----------
                                                                    3,932,030
                                                                   ----------
   BANKS-FIDUCIARY -- 0.2%
     Citizens Financial Group, Inc.
      Sub. Notes
      4.15% due 09/28/2022*............................    775,000    814,176
                                                                   ----------
   BANKS-SUPER REGIONAL -- 0.3%
     Bank of America NA
      Senior Notes
      1.65% due 03/26/2018.............................    300,000    300,748
     Wells Fargo & Co.
      Senior Notes
      1.40% due 09/08/2017.............................    882,000    885,900
                                                                   ----------
                                                                    1,186,648
                                                                   ----------
   BUILDING & CONSTRUCTION-MISC. -- 0.1%
     Weekley Homes LLC/Weekley Finance Corp.
      Senior Notes
      6.00% due 02/01/2023.............................    384,000    367,680
                                                                   ----------
   BUILDING PRODUCTS-CEMENT -- 0.6%
     Cemex Finance LLC
      Senior Sec. Notes
      6.00% due 04/01/2024*............................  1,105,000  1,102,237
     Headwaters, Inc.
      Sec. Notes
      7.63% due 04/01/2019.............................  1,861,000  1,938,604
                                                                   ----------
                                                                    3,040,841
                                                                   ----------
   BUILDING PRODUCTS-WOOD -- 0.1%
     Masco Corp.
      Senior Notes
      4.45% due 04/01/2025.............................    468,000    483,210
                                                                   ----------
   BUILDING-RESIDENTIAL/COMMERCIAL -- 0.3%
     Meritage Homes Corp.
      Company Guar. Notes
      7.00% due 04/01/2022.............................  1,200,000  1,287,000
                                                                   ----------
   CABLE/SATELLITE TV -- 0.9%
     CCO Holdings LLC/CCO Holdings Capital Corp.
      Company Guar. Notes
      6.50% due 04/30/2021.............................    897,000    941,850
     CCOH Safari LLC
      Company Guar. Notes
      5.50% due 12/01/2022.............................    990,000  1,012,275
     DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
      Company Guar. Notes
      3.95% due 01/15/2025.............................    318,000    327,628

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                        PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                  AMOUNT**    (NOTE 3)
   -------------------------------------------------------------------------
   U.S. CORPORATE BONDS & NOTES (CONTINUED)
   CABLE/SATELLITE TV (CONTINUED)
     DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
      Company Guar. Notes
      6.35% due 03/15/2040............................. $  387,000 $  457,994
     DISH DBS Corp.
      Company Guar. Notes
      5.00% due 03/15/2023.............................    674,000    655,330
     DISH DBS Corp.
      Company Guar. Notes
      5.88% due 11/15/2024.............................    286,000    286,358
     Time Warner Cable, Inc.
      Company Guar. Notes
      6.55% due 05/01/2037.............................    149,000    187,121
     Time Warner Cable, Inc.
      Company Guar. Notes
      7.30% due 07/01/2038.............................    343,000    462,369
                                                                   ----------
                                                                    4,330,925
                                                                   ----------
   CASINO HOTELS -- 1.0%
     Caesars Entertainment Resort Properties LLC
      Senior Sec. Notes
      8.00% due 10/01/2020.............................  1,133,000  1,124,502
     Caesars Entertainment Resort Properties LLC
      Sec. Notes
      11.00% due 10/01/2021............................    721,000    630,875
     Caesars Growth Properties Holdings LLC/Caesars
      Growth Properties Finance, Inc.
      Sec. Notes
      9.38% due 05/01/2022*............................    948,000    727,590
     Downstream Development Authority of the
      Quapaw Tribe of Oklahoma
      Senior Sec. Notes
      10.50% due 07/01/2019*...........................    917,000    809,253
     Golden Nugget Escrow, Inc.
      Senior Notes
      8.50% due 12/01/2021*............................    845,000    866,125
     Seminole Hard Rock Entertainment, Inc./Seminole
      Hard Rock International LLC
      Company Guar. Notes
      5.88% due 05/15/2021*............................    575,000    577,156
                                                                   ----------
                                                                    4,735,501
                                                                   ----------
   CASINO SERVICES -- 0.2%
     Scientific Games International, Inc.
      Senior Sec. Notes
      7.00% due 01/01/2022*............................    585,000    598,163
     Scientific Games International, Inc.
      Company Guar. Notes
      10.00% due 12/01/2022*...........................    572,000    534,820
                                                                   ----------
                                                                    1,132,983
                                                                   ----------
   CELLULAR TELECOM -- 0.9%
     Sprint Communications, Inc.
      Senior Notes
      7.00% due 08/15/2020.............................    550,000    558,594
     Sprint Corp.
      Company Guar. Notes
      7.13% due 06/15/2024.............................  1,337,000  1,303,575

                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT**    (NOTE 3)
    ----------------------------------------------------------------------
    CELLULAR TELECOM (CONTINUED)
      Sprint Corp.
       Company Guar. Notes
       7.25% due 09/15/2021.......................... $  809,000 $  813,045
      T-Mobile USA, Inc.
       Company Guar. Notes
       6.38% due 03/01/2025..........................    400,000    412,760
      T-Mobile USA, Inc.
       Company Guar. Notes
       6.50% due 01/15/2024..........................    900,000    940,500
                                                                 ----------
                                                                  4,028,474
                                                                 ----------
    CHEMICALS-DIVERSIFIED -- 0.3%
      Celanese US Holdings LLC
       Company Guar. Notes
       4.63% due 11/15/2022..........................    875,000    881,563
      Eco Services Operations LLC/Eco Finance Corp.
       Senior Notes
       8.50% due 11/01/2022*.........................    557,000    562,570
                                                                 ----------
                                                                  1,444,133
                                                                 ----------
    CHEMICALS-SPECIALTY -- 0.6%
      Chemtura Corp.
       Company Guar. Notes
       5.75% due 07/15/2021..........................  1,026,000  1,040,108
      Ecolab, Inc.
       Senior Notes
       2.25% due 01/12/2020..........................    226,000    227,413
      Evolution Escrow Issuer LLC
       Company Guar. Notes
       7.50% due 03/15/2022*.........................    462,000    467,775
      Lubrizol Corp.
       Company Guar. Notes
       6.50% due 10/01/2034..........................    248,000    335,920
      W.R. Grace & Co.
       Company Guar. Notes
       5.13% due 10/01/2021*.........................    686,000    711,725
                                                                 ----------
                                                                  2,782,941
                                                                 ----------
    COAL -- 0.4%
      Murray Energy Corp.
       Sec. Notes
       8.63% due 06/15/2021*.........................  1,045,000  1,092,025
      SunCoke Energy Partners LP/SunCoke Energy
       Partners Finance Corp.
       Company Guar. Notes
       7.38% due 02/01/2020*.........................    891,000    913,275
                                                                 ----------
                                                                  2,005,300
                                                                 ----------
    COMMERCIAL SERVICES-FINANCE -- 0.5%
      Harland Clarke Holdings Corp.
       Senior Sec. Notes
       6.88% due 03/01/2020*.........................    670,000    681,725
      Harland Clarke Holdings Corp.
       Senior Notes
       9.25% due 03/01/2021*.........................  1,618,000  1,569,460
                                                                 ----------
                                                                  2,251,185
                                                                 ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 3)
     --------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     COMPUTER SERVICES -- 0.3%
       Compiler Finance Sub, Inc.
        Senior Notes
        7.00% due 05/01/2021*....................... $1,564,000 $1,200,370
                                                                ----------
     COMPUTERS -- 0.5%
       Apple, Inc.
        Senior Notes
        3.45% due 02/09/2045........................    375,000    355,964
       Dell, Inc.
        Senior Notes
        4.63% due 04/01/2021........................    942,000    946,710
       Dell, Inc.
        Senior Notes
        7.10% due 04/15/2028........................    414,000    450,225
       Hewlett-Packard Co.
        Senior Notes
        6.00% due 09/15/2041........................    702,000    781,277
                                                                ----------
                                                                 2,534,176
                                                                ----------
     CONSUMER PRODUCTS-MISC. -- 0.0%
       Kimberly-Clark Corp.
        Senior Notes
        1.85% due 03/01/2020........................    137,000    137,052
                                                                ----------
     CONTAINERS-METAL/GLASS -- 0.6%
       Ball Corp.
        Company Guar. Notes
        5.00% due 03/15/2022........................    335,000    350,075
       Crown Cork & Seal Co., Inc.
        Senior Notes
        7.38% due 12/15/2026........................  1,750,000  2,003,750
       Owens-Brockway Glass Container, Inc.
        Senior Notes
        5.00% due 01/15/2022*.......................    617,000    628,507
                                                                ----------
                                                                 2,982,332
                                                                ----------
     CONTAINERS-PAPER/PLASTIC -- 0.4%
       Consolidated Container Co. LLC/Consolidated
        Container Capital, Inc.
        Company Guar. Notes
        10.13% due 07/15/2020*......................  1,347,000  1,171,890
       Graphic Packaging International, Inc.
        Company Guar. Notes
        4.88% due 11/15/2022........................    505,000    523,937
                                                                ----------
                                                                 1,695,827
                                                                ----------
     DECISION SUPPORT SOFTWARE -- 0.1%
       MSCI, Inc.
        Company Guar. Notes
        5.25% due 11/15/2024*.......................    566,000    585,103
                                                                ----------
     DISTRIBUTION/WHOLESALE -- 0.2%
       H&E Equipment Services, Inc.
        Company Guar. Notes
        7.00% due 09/01/2022........................  1,039,000  1,070,170
       LKQ Corp.
        Company Guar. Notes
        4.75% due 05/15/2023........................     22,000     21,560
                                                                ----------
                                                                 1,091,730
                                                                ----------

                                                    PRINCIPAL   VALUE
                   SECURITY DESCRIPTION             AMOUNT**   (NOTE 3)
         --------------------------------------------------------------
         DIVERSIFIED BANKING INSTITUTIONS -- 2.2%
           Bank of America Corp.
            Senior Notes
            2.50% due 07/27/2020.................. EUR 245,000 $285,541
           Bank of America Corp.
            Senior Notes
            2.60% due 01/15/2019..................     678,000  690,063
           Bank of America Corp.
            Sub. Notes
            4.25% due 10/22/2026..................     504,000  520,300
           Citigroup, Inc.
            Sub. Notes
            3.88% due 03/26/2025..................      58,000   58,218
           Citigroup, Inc.
            Senior Notes
            5.15% due 05/21/2026.................. GBP  40,000   72,205
           Citigroup, Inc.
            Sub. Notes
            5.30% due 05/06/2044..................      68,000   76,434
           Citigroup, Inc.
            Sub. Notes
            5.88% due 02/22/2033..................     758,000  882,140
           Goldman Sachs Group, Inc.
            Senior Notes
            2.55% due 10/23/2019..................     411,000  416,713
           Goldman Sachs Group, Inc.
            Senior Notes
            5.25% due 07/27/2021..................     565,000  642,526
           Goldman Sachs Group, Inc.
            Senior Notes
            6.13% due 02/15/2033..................     518,000  660,703
           Goldman Sachs Group, Inc.
            Sub. Notes
            6.75% due 10/01/2037..................     643,000  844,293
           JPMorgan Chase & Co.
            Senior Notes
            2.20% due 10/22/2019..................     653,000  654,777
           JPMorgan Chase & Co.
            Senior Notes
            3.25% due 09/23/2022..................     530,000  542,035
           JPMorgan Chase & Co.
            Sub. Notes
            4.13% due 12/15/2026..................     513,000  531,826
           Merrill Lynch & Co., Inc.
            Sub. Notes
            6.11% due 01/29/2037..................     512,000  623,458
           Morgan Stanley
            Senior Notes
            1.88% due 01/05/2018..................     675,000  679,618
           Morgan Stanley
            Sub. Notes
            4.10% due 05/22/2023..................     891,000  927,274
           Morgan Stanley
            Sub. Notes
            4.35% due 09/08/2026..................     394,000  413,016
           Morgan Stanley
            Senior Notes
            4.75% due 03/22/2017..................     700,000  745,215

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                      PRINCIPAL     VALUE
                SECURITY DESCRIPTION                  AMOUNT**     (NOTE 3)
  --------------------------------------------------------------------------
  U.S. CORPORATE BONDS & NOTES (CONTINUED)
  DIVERSIFIED BANKING INSTITUTIONS (CONTINUED)
    NationsBank Corp.
     Sub. Notes
     7.25% due 10/15/2025...........................   $  117,000 $   147,294
                                                                  -----------
                                                                   10,413,649
                                                                  -----------
  DIVERSIFIED FINANCIAL SERVICES -- 0.3%
    General Electric Capital Corp.
     Company Guar. Notes
     1.50% due 07/12/2016...........................      682,000     689,263
    General Electric Capital Corp.
     Company Guar. Notes
     4.88% due 09/18/2037........................... GBP  125,000     218,811
    USAA Capital Corp.
     Senior Notes
     2.13% due 06/03/2019*..........................      420,000     424,163
                                                                  -----------
                                                                    1,332,237
                                                                  -----------
  DIVERSIFIED MANUFACTURING OPERATIONS -- 0.4%
    General Electric Co.
     Senior Notes
     2.70% due 10/09/2022...........................      432,000     439,388
    Ingersoll-Rand Global Holding Co., Ltd.
     Company Guar. Notes
     5.75% due 06/15/2043...........................      567,000     692,201
    Textron, Inc.
     Senior Notes
     4.63% due 09/21/2016...........................      595,000     625,417
    Trinity Industries, Inc.
     Company Guar. Notes
     4.55% due 10/01/2024...........................      343,000     344,832
                                                                  -----------
                                                                    2,101,838
                                                                  -----------
  DIVERSIFIED OPERATIONS -- 0.0%
    MUFG Americas Holdings Corp.
     Senior Notes
     1.63% due 02/09/2018...........................      208,000     207,996
                                                                  -----------
  E-COMMERCE/SERVICES -- 0.2%
    Netflix, Inc.
     Senior Notes
     5.38% due 02/01/2021...........................    1,132,000   1,154,640
                                                                  -----------
  ELECTRIC-GENERATION -- 0.3%
    AES Corp.
     Senior Notes
     5.50% due 03/15/2024...........................    1,020,000   1,017,450
    Reliant Energy Mid-Atlantic Power Holdings LLC
     Pass Through Certs.
     9.24% due 07/02/2017...........................      221,677     233,869
                                                                  -----------
                                                                    1,251,319
                                                                  -----------
  ELECTRIC-INTEGRATED -- 1.0%
    Arizona Public Service Co.
     Senior Notes
     2.20% due 01/15/2020...........................      227,000     228,528
    Dominion Resources, Inc.
     Senior Notes
     5.25% due 08/01/2033...........................      755,000     870,453

                                                     PRINCIPAL   VALUE
                  SECURITY DESCRIPTION               AMOUNT**   (NOTE 3)
      ------------------------------------------------------------------
      ELECTRIC-INTEGRATED (CONTINUED)
        Entergy Arkansas, Inc.
         1st Mtg. Bonds
         4.95% due 12/15/2044....................... $359,000  $  377,651
        Entergy Louisiana LLC
         1st Mtg. Bonds
         4.95% due 01/15/2045.......................  326,000     338,281
        Exelon Generation Co. LLC
         Senior Notes
         2.95% due 01/15/2020.......................  307,000     312,179
        FirstEnergy Corp.
         Senior Notes
         7.38% due 11/15/2031.......................  456,000     579,086
        Georgia Power Co.
         Senior Notes
         3.00% due 04/15/2016.......................  180,000     184,469
        Mirant Mid Atlantic LLC Pass Through Trust
         Pass Through Certs.
         9.13% due 06/30/2017.......................  259,337     273,601
        Southern California Edison Co.
         1st Mtg. Bonds
         1.13% due 05/01/2017.......................  628,000     630,731
        Southern Co.
         Senior Notes
         1.30% due 08/15/2017.......................  528,000     528,261
        Trans-Allegheny Interstate Line Co.
         Senior Notes
         3.85% due 06/01/2025*......................  255,000     266,354
                                                               ----------
                                                                4,589,594
                                                               ----------
      ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.3%
        Amkor Technology, Inc.
         Senior Notes
         6.63% due 06/01/2021.......................  900,000     936,000
        Intel Corp.
         Senior Notes
         1.35% due 12/15/2017.......................  496,000     498,500
                                                               ----------
                                                                1,434,500
                                                               ----------
      ELECTRONIC PARTS DISTRIBUTION -- 0.0%
        Arrow Electronics, Inc.
         Senior Notes
         4.00% due 04/01/2025.......................  164,000     164,992
                                                               ----------
      ENERGY-ALTERNATE SOURCES -- 0.1%
        TerraForm Power Operating LLC
         Company Guar. Notes
         5.88% due 02/01/2023*......................  636,000     659,850
                                                               ----------
      ENTERPRISE SOFTWARE/SERVICE -- 0.2%
        Epicor Software Corp.
         Company Guar. Notes
         8.63% due 05/01/2019.......................  840,000     877,800
                                                               ----------
      FINANCE-AUTO LOANS -- 0.5%
        Ally Financial, Inc.
         Company Guar. Notes
         3.50% due 01/27/2019.......................  486,000     479,925

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 3)
      -------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      FINANCE-AUTO LOANS (CONTINUED)
        Ally Financial, Inc.
         Senior Notes
         4.13% due 03/30/2020....................... $  871,000 $  865,556
        Ally Financial, Inc.
         Senior Notes
         5.13% due 09/30/2024.......................    485,000    500,156
        Credit Acceptance Corp.
         Company Guar. Notes
         7.38% due 03/15/2023*......................    600,000    591,750
                                                                ----------
                                                                 2,437,387
                                                                ----------
      FINANCE-COMMERCIAL -- 0.2%
        Jefferies Finance LLC/JFIN Co-Issuer Corp.
         Senior Notes
         6.88% due 04/15/2022*......................    524,000    487,320
        Jefferies Finance LLC/JFIN Co-Issuer Corp.
         Senior Notes
         7.38% due 04/01/2020*......................    498,000    483,060
                                                                ----------
                                                                   970,380
                                                                ----------
      FINANCE-CONSUMER LOANS -- 0.5%
        Enova International, Inc.
         Company Guar. Notes
         9.75% due 06/01/2021*......................  1,378,000  1,309,100
        OneMain Financial Holdings, Inc.
         Company Guar. Notes
         6.75% due 12/15/2019*......................    575,000    593,687
        Synchrony Financial
         Senior Notes
         4.25% due 08/15/2024.......................    447,000    467,474
                                                                ----------
                                                                 2,370,261
                                                                ----------
      FINANCE-CREDIT CARD -- 0.2%
        American Express Credit Corp.
         Senior Notes
         1.55% due 09/22/2017.......................    655,000    659,857
        Discover Financial Services
         Senior Notes
         3.75% due 03/04/2025.......................    441,000    444,236
                                                                ----------
                                                                 1,104,093
                                                                ----------
      FINANCE-INVESTMENT BANKER/BROKER -- 0.0%
        Lehman Brothers Holdings, Inc.
         Escrow Notes
         6.75% due 12/28/2017+(5)...................    280,000         28
        Lehman Brothers Holdings, Inc.
         Escrow Notes 7.50%
         due 05/11/2038+(5).........................    361,000         36
                                                                ----------
                                                                        64
                                                                ----------
      FINANCE-LEASING COMPANIES -- 0.5%
        Air Lease Corp.
         Senior Notes
         4.75% due 03/01/2020.......................  1,605,000  1,723,368

                                                         PRINCIPAL     VALUE
                 SECURITY DESCRIPTION                    AMOUNT**     (NOTE 3)
 -----------------------------------------------------------------------------
 FINANCE-LEASING COMPANIES (CONTINUED)
   Aircastle, Ltd.
    Senior Notes
    5.50% due 02/15/2022...............................   $  385,000 $  409,544
                                                                     ----------
                                                                      2,132,912
                                                                     ----------
 FINANCE-OTHER SERVICES -- 0.2%
   National Rural Utilities Cooperative Finance Corp.
    Collateral Trust Bonds
    1.10% due 01/27/2017...............................      850,000    853,664
                                                                     ----------
 FIREARMS & AMMUNITION -- 0.2%
   FGI Operating Co. LLC/FGI Finance, Inc.
    Sec. Notes
    7.88% due 05/01/2020...............................    1,115,000    950,538
                                                                     ----------
 FOOD-DAIRY PRODUCTS -- 0.2%
   Dean Foods Co.
    Company Guar. Notes
    6.50% due 03/15/2023*..............................    1,100,000  1,105,500
                                                                     ----------
 FOOD-MEAT PRODUCTS -- 0.2%
   JBS USA LLC/JBS USA Finance, Inc.
    Senior Notes
    5.88% due 07/15/2024*..............................      733,000    742,163
                                                                     ----------
 FOOD-MISC./DIVERSIFIED -- 0.3%
   Darling Ingredients, Inc.
    Company Guar. Notes
    5.38% due 01/15/2022...............................    1,066,000  1,073,995
   Mondelez International, Inc.
    Senior Notes
    2.38% due 01/26/2021............................... EUR  250,000    292,232
   Mondelez International, Inc.
    Senior Notes
    7.25% due 07/18/2018............................... GBP  100,000    175,126
                                                                     ----------
                                                                      1,541,353
                                                                     ----------
 FOOD-RETAIL -- 0.2%
   Albertson's Holdings LLC/Saturn Acquisition
    Merger Sub, Inc.
    Senior Sec. Notes
    7.75% due 10/15/2022*..............................      365,000    390,550
   SUPERVALU, Inc.
    Senior Notes
    7.75% due 11/15/2022...............................      583,000    620,895
                                                                     ----------
                                                                      1,011,445
                                                                     ----------
 FOOD-WHOLESALE/DISTRIBUTION -- 0.2%
   C&S Group Enterprises LLC
    Senior Sec. Notes
    5.38% due 07/15/2022*..............................    1,131,000  1,105,553
                                                                     ----------
 GAMBLING (NON-HOTEL) -- 0.0%
   Waterford Gaming LLC/Waterford Gaming
    Financial Corp.
    Escrow Notes
    8.63% due 09/15/2014*+(3)(5)(6)....................      478,062      4,685
                                                                     ----------
 GAS-DISTRIBUTION -- 0.1%
   Dominion Gas Holdings LLC
    Senior Notes
    4.80% due 11/01/2043...............................      252,000    284,818
                                                                     ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                       PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                 AMOUNT**   (NOTE 3)
    ----------------------------------------------------------------------
    U.S. CORPORATE BONDS & NOTES (CONTINUED)
    INDEPENDENT POWER PRODUCERS -- 0.8%
      Calpine Corp.
       Senior Sec. Notes
       6.00% due 01/15/2022*.......................... $652,000  $  697,640
      Calpine Corp.
       Senior Sec. Notes
       7.88% due 01/15/2023*..........................  609,000     673,067
      Dynegy Finance I, Inc./Dynegy Finance II, Inc.
       Senior Sec. Notes
       7.38% due 11/01/2022*..........................  800,000     841,000
      GenOn Energy, Inc.
       Senior Notes
       9.50% due 10/15/2018...........................  753,000     768,060
      NRG Energy, Inc.
       Company Guar. Notes
       6.25% due 07/15/2022...........................  662,000     680,205
      NRG Energy, Inc.
       Company Guar. Notes
       7.63% due 01/15/2018...........................  190,000     209,237
                                                                 ----------
                                                                  3,869,209
                                                                 ----------
    INDUSTRIAL GASES -- 0.0%
      Praxair, Inc.
       Senior Notes
       2.65% due 02/05/2025...........................  223,000     220,532
                                                                 ----------
    INSURANCE BROKERS -- 0.2%
      USI, Inc.
       Senior Notes
       7.75% due 01/15/2021*..........................  900,000     922,500
                                                                 ----------
    INSURANCE-LIFE/HEALTH -- 0.5%
      American Equity Investment Life Holding Co.
       Senior Notes
       6.63% due 07/15/2021...........................  815,000     874,088
      Pacific LifeCorp
       Senior Notes
       6.00% due 02/10/2020*..........................  295,000     337,412
      Pricoa Global Funding I
       Senior Sec. Notes
       1.35% due 08/18/2017*..........................  494,000     493,656
      Principal Life Global Funding II
       Senior Sec. Notes
       1.00% due 12/11/2015*..........................  583,000     584,980
                                                                 ----------
                                                                  2,290,136
                                                                 ----------
    INSURANCE-MULTI-LINE -- 0.6%
      Assurant, Inc.
       Senior Notes
       6.75% due 02/15/2034...........................  831,000   1,063,409
      Genworth Holdings, Inc.
       Company Guar. Notes
       7.63% due 09/24/2021...........................  434,000     451,360
      Kemper Corp.
       Senior Notes
       4.35% due 02/15/2025...........................  301,000     308,030
      MetLife, Inc.
       Senior Notes
       4.05% due 03/01/2045...........................  288,000     298,258

                                                    PRINCIPAL    VALUE
                 SECURITY DESCRIPTION               AMOUNT**    (NOTE 3)
      ------------------------------------------------------------------
      INSURANCE-MULTI-LINE (CONTINUED)
        Metropolitan Life Global Funding I
         Sec. Notes
         1.30% due 04/10/2017*..................... $  886,000 $  890,942
                                                               ----------
                                                                3,011,999
                                                               ----------
      INSURANCE-MUTUAL -- 0.1%
        New York Life Global Funding
         Sec. Notes
         1.65% due 05/15/2017*.....................    679,000    688,502
                                                               ----------
      INTERNET CONNECTIVITY SERVICES -- 0.6%
        Cogent Communications Group, Inc.
         Senior Sec. Notes
         5.38% due 03/01/2022*.....................  1,204,000  1,200,990
        Zayo Group LLC/Zayo Capital, Inc.
         Company Guar. Notes
         6.00% due 04/01/2023*.....................  1,426,000  1,433,130
                                                               ----------
                                                                2,634,120
                                                               ----------
      INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 0.4%
        Drawbridge Special Opportunities Fund LP/
         Drawbridge Special Opportunities Finance
         Senior Notes
         5.00% due 08/01/2021*.....................  1,106,000  1,100,470
        National Financial Partners Corp.
         Senior Notes
         9.00% due 07/15/2021*.....................    887,000    906,957
                                                               ----------
                                                                2,007,427
                                                               ----------
      MACHINERY-CONSTRUCTION & MINING -- 0.2%
        Oshkosh Corp.
         Company Guar. Notes
         5.38% due 03/01/2022......................    850,000    881,875
        Oshkosh Corp.
         Company Guar. Notes
         5.38% due 03/01/2025*.....................    134,000    138,020
                                                               ----------
                                                                1,019,895
                                                               ----------
      MACHINERY-FARMING -- 0.3%
        John Deere Capital Corp.
         Senior Notes
         1.13% due 06/12/2017......................    756,000    758,552
        John Deere Capital Corp.
         Senior Notes
         1.55% due 12/15/2017......................    766,000    774,154
                                                               ----------
                                                                1,532,706
                                                               ----------
      MEDICAL INSTRUMENTS -- 0.3%
        Medtronic, Inc.
         Company Guar. Notes
         3.50% due 03/15/2025*.....................    498,000    520,605
        Medtronic, Inc.
         Company Guar. Notes
         4.38% due 03/15/2035*.....................    649,000    705,750
        Medtronic, Inc.
         Company Guar. Notes
         4.63% due 03/15/2045*.....................    150,000    170,021
                                                               ----------
                                                                1,396,376
                                                               ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                     PRINCIPAL     VALUE
                SECURITY DESCRIPTION                 AMOUNT**     (NOTE 3)
    ----------------------------------------------------------------------
    U.S. CORPORATE BONDS & NOTES (CONTINUED)
    MEDICAL LABS & TESTING SERVICES -- 0.3%
      Laboratory Corp. of America Holdings
       Senior Notes
       3.20% due 02/01/2022........................   $  119,000 $  120,471
      Laboratory Corp. of America Holdings
       Senior Notes
       3.60% due 02/01/2025........................      386,000    387,575
      Laboratory Corp. of America Holdings
       Senior Notes
       4.70% due 02/01/2045........................      198,000    203,801
      Roche Holdings, Inc.
       Company Guar. Notes
       1.35% due 09/29/2017*.......................      700,000    703,486
                                                                 ----------
                                                                  1,415,333
                                                                 ----------
    MEDICAL PRODUCTS -- 0.3%
      Becton Dickinson and Co.
       Senior Notes
       3.73% due 12/15/2024........................      188,000    196,761
      Becton Dickinson and Co.
       Senior Notes
       4.69% due 12/15/2044........................      129,000    140,187
      Universal Hospital Services, Inc.
       Sec. Notes
       7.63% due 08/15/2020........................    1,094,000    957,250
                                                                 ----------
                                                                  1,294,198
                                                                 ----------
    MEDICAL-DRUGS -- 0.7%
      Endo Finance LLC
       Company Guar. Notes
       5.75% due 01/15/2022*.......................      852,000    873,300
      Forest Laboratories, Inc.
       Company Guar. Notes
       4.88% due 02/15/2021*.......................      486,000    535,793
      Merck & Co., Inc.
       Senior Notes
       1.88% due 10/15/2026........................ EUR  550,000    644,347
      Valeant Pharmaceuticals International, Inc.
       Senior Notes
       5.88% due 05/15/2023*.......................    1,272,000  1,303,800
                                                                 ----------
                                                                  3,357,240
                                                                 ----------
    MEDICAL-GENERIC DRUGS -- 0.2%
      Mylan, Inc.
       Company Guar. Notes
       7.88% due 07/15/2020*.......................      827,000    873,735
                                                                 ----------
    MEDICAL-HMO -- 0.3%
      Centene Corp.
       Senior Notes
       4.75% due 05/15/2022........................    1,055,000  1,094,563
      UnitedHealth Group, Inc.
       Senior Notes
       1.40% due 12/15/2017........................      395,000    398,173
                                                                 ----------
                                                                  1,492,736
                                                                 ----------
    MEDICAL-HOSPITALS -- 1.3%
      Capella Healthcare, Inc.
       Company Guar. Notes
       9.25% due 07/01/2017........................    1,055,000  1,092,584

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 3)
       -----------------------------------------------------------------
       MEDICAL-HOSPITALS (CONTINUED)
         HCA, Inc.
          Company Guar. Notes
          5.38% due 02/01/2025..................... $  142,000 $  148,922
         HCA, Inc.
          Company Guar. Notes
          5.88% due 05/01/2023.....................    625,000    675,000
         HCA, Inc.
          Company Guar. Notes
          7.50% due 11/15/2095.....................  1,823,000  1,795,655
         IASIS Healthcare LLC/IASIS Capital Corp.
          Company Guar. Notes
          8.38% due 05/15/2019.....................    850,000    884,000
         Tenet Healthcare Corp.
          Senior Sec. Notes
          4.75% due 06/01/2020.....................  1,249,000  1,265,787
         Tenet Healthcare Corp.
          Senior Notes
          6.88% due 11/15/2031.....................    565,000    522,625
                                                               ----------
                                                                6,384,573
                                                               ----------
       METAL-ALUMINUM -- 0.2%
         Alcoa, Inc.
          Senior Notes
          5.13% due 10/01/2024.....................    741,000    793,101
                                                               ----------
       METAL-COPPER -- 0.1%
         Freeport-McMoRan, Inc.
          Company Guar. Notes
          2.30% due 11/14/2017.....................    416,000    414,673
                                                               ----------
       MULTIMEDIA -- 0.1%
         Time Warner Entertainment Co. LP
          Company Guar. Notes
          8.38% due 07/15/2033.....................    385,000    564,624
                                                               ----------
       MUSIC -- 0.3%
         Gibson Brands, Inc.
          Senior Sec. Notes
          8.88% due 08/01/2018*....................    457,000    457,571
         WMG Acquisition Corp.
          Senior Sec. Notes
          6.00% due 01/15/2021*....................    439,000    447,780
         WMG Acquisition Corp.
          Company Guar. Notes
          6.75% due 04/15/2022*....................    481,000    455,748
                                                               ----------
                                                                1,361,099
                                                               ----------
       NETWORKING PRODUCTS -- 0.1%
         Cisco Systems, Inc.
          Senior Notes
          2.13% due 03/01/2019.....................    453,000    462,276
                                                               ----------
       NON-HAZARDOUS WASTE DISPOSAL -- 0.0%
         Waste Management, Inc.
          Company Guar. Notes
          4.10% due 03/01/2045.....................    149,000    152,250
                                                               ----------
       OFFICE AUTOMATION & EQUIPMENT -- 0.2%
         Pitney Bowes, Inc.
          Senior Notes
          4.63% due 03/15/2024.....................    406,000    425,874

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                       PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                  AMOUNT**    (NOTE 3)
   ------------------------------------------------------------------------
   U.S. CORPORATE BONDS & NOTES (CONTINUED)
   OFFICE AUTOMATION & EQUIPMENT (CONTINUED)
     Xerox Corp.
      Senior Notes
      4.80% due 03/01/2035............................ $  287,000 $  281,459
                                                                  ----------
                                                                     707,333
                                                                  ----------
   OIL & GAS DRILLING -- 0.1%
     Summit Midstream Holdings LLC/Summit
      Midstream Finance Corp.
      Company Guar. Notes
      5.50% due 08/15/2022............................    416,000    394,160
                                                                  ----------
   OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.5%
     American Energy-Permian Basin LLC/AEPB
      Finance Corp.
      Senior Notes
      7.38% due 11/01/2021*...........................    570,000    433,200
     Anadarko Petroleum Corp.
      Senior Notes
      6.45% due 09/15/2036............................    885,000  1,097,847
     Atlas Energy Holdings Operating Co. LLC/Atlas
      Resource Finance Corp.
      Company Guar. Notes
      7.75% due 01/15/2021............................  1,271,000    864,280
     Chaparral Energy, Inc.
      Company Guar. Notes
      7.63% due 11/15/2022............................    526,000    352,420
     Chaparral Energy, Inc.
      Company Guar. Notes
      8.25% due 09/01/2021............................    635,000    438,150
     Denbury Resources, Inc.
      Company Guar. Notes
      5.50% due 05/01/2022............................    700,000    628,250
     EOG Resources, Inc.
      Senior Notes
      3.90% due 04/01/2035............................    157,000    160,992
     EP Energy LLC/Everest Acquisition Finance, Inc.
      Company Guar. Notes
      7.75% due 09/01/2022............................  1,213,000  1,237,260
     EV Energy Partners LP/EV Energy Finance Corp.
      Company Guar. Notes
      8.00% due 04/15/2019............................  1,105,000  1,005,550
     Halcon Resources Corp.
      Company Guar. Notes
      9.75% due 07/15/2020............................  1,178,000    830,490
     Hess Corp.
      Senior Notes
      5.60% due 02/15/2041............................    567,000    619,221
     Hess Corp.
      Senior Notes
      7.88% due 10/01/2029............................    235,000    303,499
     Hilcorp Energy I LP/Hilcorp Finance Co.
      Senior Notes
      5.00% due 12/01/2024*...........................    977,000    918,380
     Legacy Reserves LP/Legacy Reserves
      Finance Corp.
      Company Guar. Notes
      6.63% due 12/01/2021............................    652,000    515,080

                                                   PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT**    (NOTE 3)
      ------------------------------------------------------------------
      OIL COMPANIES-EXPLORATION & PRODUCTION (CONTINUED)
        Memorial Production Partners LP/Memorial
         Production Finance Corp.
         Company Guar. Notes
         7.63% due 05/01/2021..................... $  740,000 $   673,400
        Newfield Exploration Co.
         Senior Notes
         5.38% due 01/01/2026.....................    559,000     564,660
        Noble Energy, Inc.
         Senior Notes
         3.90% due 11/15/2024.....................    290,000     295,030
        Noble Energy, Inc.
         Senior Notes
         5.05% due 11/15/2044.....................    245,000     257,074
        Northern Oil and Gas, Inc.
         Senior Notes
         8.00% due 06/01/2020.....................  1,264,000   1,121,800
        Penn Virginia Corp.
         Company Guar. Notes
         8.50% due 05/01/2020.....................    915,000     860,100
        Rex Energy Corp.
         Company Guar. Notes
         6.25% due 08/01/2022*....................  1,235,000     830,537
        Rex Energy Corp.
         Company Guar. Notes
         8.88% due 12/01/2020.....................    259,000     202,020
        Rosetta Resources, Inc.
         Company Guar. Notes
         5.63% due 05/01/2021.....................    960,000     902,400
        Sanchez Energy Corp.
         Company Guar. Notes
         6.13% due 01/15/2023.....................    789,000     709,114
        Southwestern Energy Co.
         Senior Notes
         3.30% due 01/23/2018.....................    119,000     121,283
        Southwestern Energy Co.
         Senior Notes
         4.05% due 01/23/2020.....................    225,000     232,505
        Southwestern Energy Co.
         Senior Notes
         4.95% due 01/23/2025.....................    432,000     439,380
                                                              -----------
                                                               16,613,922
                                                              -----------
      OIL COMPANIES-INTEGRATED -- 0.5%
        Chevron Corp.
         Senior Notes
         1.37% due 03/02/2018.....................    456,000     458,222
        Chevron Corp.
         Senior Notes
         1.96% due 03/03/2020.....................    456,000     458,920
        Exxon Mobil Corp.
         Senior Notes
         1.31% due 03/06/2018.....................    464,000     466,671
        Exxon Mobil Corp.
         Senior Notes
         2.71% due 03/06/2025.....................    327,000     330,333
        Exxon Mobil Corp.
         Senior Notes
         3.57% due 03/06/2045.....................    124,000     128,573

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                         PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                   AMOUNT**    (NOTE 3)
  ---------------------------------------------------------------------------
  U.S. CORPORATE BONDS & NOTES (CONTINUED)
  OIL COMPANIES-INTEGRATED (CONTINUED)
    Marathon Oil Corp.
     Senior Notes
     6.60% due 10/01/2037............................... $  324,000 $  390,877
                                                                    ----------
                                                                     2,233,596
                                                                    ----------
  OIL REFINING & MARKETING -- 0.2%
    Calumet Specialty Products Partners LP/Calumet
     Finance Corp.
     Company Guar. Notes
     6.50% due 04/15/2021*..............................    646,000    626,620
    Reliance Holdings USA, Inc.
     Company Guar. Notes
     5.40% due 02/14/2022...............................    450,000    494,527
                                                                    ----------
                                                                     1,121,147
                                                                    ----------
  OIL-FIELD SERVICES -- 0.3%
    Bristow Group, Inc.
     Company Guar. Notes
     6.25% due 10/15/2022...............................    675,000    641,250
    Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.
     Company Guar. Notes
     6.63% due 05/01/2021...............................    196,000    206,780
    Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.
     Company Guar. Notes
     6.75% due 02/01/2022...............................    338,000    358,280
                                                                    ----------
                                                                     1,206,310
                                                                    ----------
  PAPER & RELATED PRODUCTS -- 0.7%
    Domtar Corp.
     Company Guar. Notes
     6.75% due 02/15/2044...............................    312,000    359,551
    Georgia-Pacific LLC
     Senior Notes
     3.60% due 03/01/2025*..............................    834,000    854,944
    Georgia-Pacific LLC
     Senior Notes
     3.73% due 07/15/2023*..............................    946,000    990,911
    Georgia-Pacific LLC
     Company Guar. Notes
     5.40% due 11/01/2020*..............................    553,000    630,891
    PH Glatfelter Co.
     Company Guar. Notes
     5.38% due 10/15/2020...............................    620,000    633,950
                                                                    ----------
                                                                     3,470,247
                                                                    ----------
  PIPELINES -- 2.1%
    El Paso Pipeline Partners Operating Co. LLC
     Company Guar. Notes
     4.70% due 11/01/2042...............................    224,000    211,175
    El Paso Pipeline Partners Operating Co. LLC
     Company Guar. Notes
     6.50% due 04/01/2020...............................  1,011,000  1,155,893
    Energy Transfer Equity LP
     Senior Sec. Notes
     7.50% due 10/15/2020...............................    700,000    784,000

                                                         PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                   AMOUNT**    (NOTE 3)
  ---------------------------------------------------------------------------
  PIPELINES (CONTINUED)
    Energy Transfer Partners LP
     Senior Notes
     4.90% due 03/15/2035............................... $  124,000 $  123,163
    Energy Transfer Partners LP
     Senior Notes
     5.15% due 03/15/2045...............................    288,000    289,805
    Energy Transfer Partners LP
     Senior Notes
     6.63% due 10/15/2036...............................    736,000    875,384
    EnLink Midstream Partners LP
     Senior Notes
     5.05% due 04/01/2045...............................    219,000    222,775
    Enterprise Products Operating LLC
     Company Guar. Notes
     3.75% due 02/15/2025...............................    316,000    326,200
    Genesis Energy LP/Genesis Energy Finance Corp.
     Company Guar. Notes
     5.63% due 06/15/2024...............................    715,000    672,100
    Kinder Morgan, Inc.
     Company Guar. Notes
     5.00% due 02/15/2021*..............................    589,000    629,526
    Kinder Morgan, Inc.
     Company Guar. Notes
     5.55% due 06/01/2045...............................    336,000    354,266
    MarkWest Energy Partners LP/MarkWest Energy
     Finance Corp.
     Company Guar. Notes
     6.50% due 08/15/2021...............................    614,000    643,165
    Rose Rock Midstream LP/Rose Rock
     Finance Corp.
     Company Guar. Notes
     5.63% due 07/15/2022...............................    461,000    454,085
    Sabine Pass Liquefaction LLC
     Senior Sec. Notes
     5.63% due 04/15/2023...............................    575,000    573,563
    Sabine Pass Liquefaction LLC
     Senior Sec. Notes
     6.25% due 03/15/2022...............................    511,000    528,246
    Tesoro Logistics LP/Tesoro Logistics Finance Corp.
     Company Guar. Notes
     6.13% due 10/15/2021...............................    926,000    953,780
    Williams Partners LP/ACMP Finance Corp.
     Senior Notes
     6.13% due 07/15/2022...............................  1,020,000  1,080,690
                                                                    ----------
                                                                     9,877,816
                                                                    ----------
  POULTRY -- 0.1%
    Pilgrim's Pride Corp.
     Company Guar. Notes
     5.75% due 03/15/2025*..............................    488,000    498,980
                                                                    ----------
  PRINTING-COMMERCIAL -- 0.4%
    Multi-Color Corp.
     Company Guar. Notes
     6.13% due 12/01/2022*..............................    887,000    922,480
    Quad/Graphics, Inc.
     Company Guar. Notes
     7.00% due 05/01/2022*..............................  1,175,000  1,130,937
                                                                    ----------
                                                                     2,053,417
                                                                    ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 3)
      -------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      PUBLISHING-NEWSPAPERS -- 0.4%
        Lee Enterprises, Inc.
         Senior Sec. Notes
         9.50% due 03/15/2022*...................... $  834,000 $  861,105
        McClatchy Co.
         Senior Sec. Notes
         9.00% due 12/15/2022.......................    825,000    796,125
                                                                ----------
                                                                 1,657,230
                                                                ----------
      PUBLISHING-PERIODICALS -- 0.5%
        Expo Event Transco, Inc.
         Senior Notes
         9.00% due 06/15/2021*......................  1,447,000  1,479,557
        Time, Inc.
         Company Guar. Notes
         5.75% due 04/15/2022*......................  1,130,000  1,104,575
                                                                ----------
                                                                 2,584,132
                                                                ----------
      RADIO -- 0.2%
        Sirius XM Radio, Inc.
         Company Guar. Notes
         5.38% due 04/15/2025*......................    940,000    944,700
                                                                ----------
      REAL ESTATE INVESTMENT TRUSTS -- 0.9%
        CTR Partnership LP/CareTrust Capital Corp.
         Company Guar. Notes
         5.88% due 06/01/2021.......................  1,200,000  1,224,000
        GEO Group, Inc.
         Company Guar. Notes
         5.13% due 04/01/2023.......................    959,000    978,180
        Kimco Realty Corp.
         Senior Notes
         4.25% due 04/01/2045.......................    175,000    170,698
        Omega Healthcare Investors, Inc.
         Company Guar. Notes
         4.50% due 04/01/2027*......................    480,000    471,504
        Omega Healthcare Investors, Inc.
         Company Guar. Notes
         4.95% due 04/01/2024.......................    474,000    499,406
        Sabra Health Care LP/Sabra Capital Corp.
         Company Guar. Notes
         5.50% due 02/01/2021.......................    787,000    839,139
                                                                ----------
                                                                 4,182,927
                                                                ----------
      REAL ESTATE MANAGEMENT/SERVICES -- 0.1%
        American Campus Communities Operating
         Partnership LP
         Company Guar. Notes
         4.13% due 07/01/2024.......................    302,000    313,155
                                                                ----------
      REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.1%
        Greystar Real Estate Partners LLC
         Senior Sec. Notes
         8.25% due 12/01/2022*......................    395,000    413,763
                                                                ----------
      RETAIL-APPAREL/SHOE -- 0.1%
        Limited Brands, Inc.
         Company Guar. Notes
         6.63% due 04/01/2021.......................    420,000    481,114
                                                                ----------

                                                   PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT**    (NOTE 3)
        ----------------------------------------------------------------
        RETAIL-APPLIANCES -- 0.2%
          Conn's, Inc.
           Company Guar. Notes
           7.25% due 07/15/2022*.................. $1,236,000 $1,106,220
                                                              ----------
        RETAIL-COMPUTER EQUIPMENT -- 0.1%
          GameStop Corp.
           Company Guar. Notes
           5.50% due 10/01/2019*..................    500,000    516,250
                                                              ----------
        RETAIL-DISCOUNT -- 0.2%
          Costco Wholesale Corp.
           Senior Notes
           2.25% due 02/15/2022...................    484,000    482,902
          Dollar General Corp.
           Company Guar. Notes
           4.13% due 07/15/2017...................    440,000    462,837
                                                              ----------
                                                                 945,739
                                                              ----------
        RETAIL-DRUG STORE -- 0.2%
          CVS Pass-Through Trust
           Pass Through Certs.
           4.70% due 01/10/2036*..................    275,162    300,973
          CVS Pass-Through Trust
           Pass Through Certs.
           5.77% due 01/10/2033*..................    224,307    263,803
          CVS Pass-Through Trust
           Pass Through Certs.
           5.93% due 01/10/2034*..................    354,379    419,203
                                                              ----------
                                                                 983,979
                                                              ----------
        RETAIL-MAIL ORDER -- 0.1%
          QVC, Inc.
           Senior Sec. Notes
           5.45% due 08/15/2034...................    259,000    256,891
                                                              ----------
        RETAIL-MUSIC STORE -- 0.1%
          Guitar Center, Inc.
           Senior Sec. Notes
           6.50% due 04/15/2019*..................    600,000    523,500
                                                              ----------
        RETAIL-REGIONAL DEPARTMENT STORES -- 0.3%
          Bon-Ton Department Stores, Inc.
           Sec. Notes
           8.00% due 06/15/2021...................  1,570,000  1,295,250
                                                              ----------
        RETAIL-RESTAURANTS -- 0.5%
          Landry's, Inc.
           Company Guar. Notes
           9.38% due 05/01/2020*..................    863,000    925,567
          PF Chang's China Bistro, Inc.
           Company Guar. Notes
           10.25% due 06/30/2020*.................  1,285,000  1,329,975
                                                              ----------
                                                               2,255,542
                                                              ----------
        RUBBER/PLASTIC PRODUCTS -- 0.0%
          Venture Holdings Co. LLC
           Company Guar. Notes
           11.00% due 06/01/2007+(3)(5)(6)(8).....    100,000          0
                                                              ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 3)
       -----------------------------------------------------------------
       U.S. CORPORATE BONDS & NOTES (CONTINUED)
       SAVINGS & LOANS/THRIFTS -- 0.6%
         Astoria Financial Corp.
          Senior Notes
          5.00% due 06/19/2017..................... $  718,000 $  759,765
         First Niagara Financial Group, Inc.
          Senior Notes
          6.75% due 03/19/2020.....................  1,145,000  1,268,117
         First Niagara Financial Group, Inc.
          Sub. Notes
          7.25% due 12/15/2021.....................    714,000    797,336
                                                               ----------
                                                                2,825,218
                                                               ----------
       SCHOOLS -- 0.2%
         Northwestern University
          Notes
          4.20% due 12/01/2047.....................    386,000    430,744
         President and Fellows of Harvard College
          Notes
          3.62% due 10/01/2037.....................    191,000    198,814
         University of Pennsylvania
          Senior Notes
          4.67% due 09/01/2112.....................    292,000    324,882
                                                               ----------
                                                                  954,440
                                                               ----------
       SECURITY SERVICES -- 0.1%
         ADT Corp.
          Senior Notes
          3.50% due 07/15/2022.....................    498,000    453,180
                                                               ----------
       SEMICONDUCTOR EQUIPMENT -- 0.2%
         Entegris, Inc.
          Company Guar. Notes
          6.00% due 04/01/2022*....................    834,000    869,445
                                                               ----------
       SHIPBUILDING -- 0.4%
         Huntington Ingalls Industries, Inc.
          Company Guar. Notes
          5.00% due 12/15/2021*....................    594,000    619,245
         Huntington Ingalls Industries, Inc.
          Company Guar. Notes
          7.13% due 03/15/2021.....................  1,043,000  1,121,225
                                                               ----------
                                                                1,740,470
                                                               ----------
       SPECIAL PURPOSE ENTITIES -- 0.3%
         MassMutual Global Funding II
          Senior Sec. Notes
          2.00% due 04/05/2017*....................    856,000    869,008
         MassMutual Global Funding II
          Senior Sec. Notes
          2.50% due 10/17/2022*....................    345,000    341,388
                                                               ----------
                                                                1,210,396
                                                               ----------
       SPECIFIED PURPOSE ACQUISITIONS -- 0.6%
         Argos Merger Sub, Inc.
          Senior Notes
          7.13% due 03/15/2023*....................    793,000    821,746
         Opal Acquisition, Inc.
          Senior Notes
          8.88% due 12/15/2021*....................  1,825,000  1,856,938
                                                               ----------
                                                                2,678,684
                                                               ----------

                                                PRINCIPAL    VALUE
                 SECURITY DESCRIPTION           AMOUNT**    (NOTE 3)
          ----------------------------------------------------------
          STEEL PIPE & TUBE -- 0.1%
            Valmont Industries, Inc.
             Company Guar. Notes
             5.25% due 10/01/2054.............. $  619,000 $  610,031
                                                           ----------
          STEEL-PRODUCERS -- 0.3%
            AK Steel Corp.
             Company Guar. Notes
             8.38% due 04/01/2022..............    874,000    721,050
            Steel Dynamics, Inc.
             Company Guar. Notes
             5.13% due 10/01/2021*.............    829,000    834,181
                                                           ----------
                                                            1,555,231
                                                           ----------
          STEEL-SPECIALTY -- 0.1%
            Allegheny Technologies, Inc.
             Senior Notes
             5.95% due 01/15/2021..............    331,000    347,550
                                                           ----------
          STORAGE/WAREHOUSING -- 0.3%
            Mobile Mini, Inc.
             Company Guar. Notes
             7.88% due 12/01/2020..............  1,165,000  1,229,075
                                                           ----------
          TELECOM SERVICES -- 0.1%
            Consolidated Communications, Inc.
             Company Guar. Notes
             6.50% due 10/01/2022*.............    632,000    639,900
                                                           ----------
          TELEPHONE-INTEGRATED -- 1.3%
            AT&T, Inc.
             Senior Notes
             4.35% due 06/15/2045..............    423,000    404,591
            CenturyLink, Inc.
             Senior Notes
             5.63% due 04/01/2025*.............    930,000    933,488
            CenturyLink, Inc.
             Senior Notes
             5.80% due 03/15/2022..............    431,000    448,779
            Cincinnati Bell, Inc.
             Company Guar. Notes
             8.38% due 10/15/2020..............    497,000    528,684
            Frontier Communications Corp.
             Senior Notes
             8.13% due 10/01/2018..............    500,000    560,625
            Frontier Communications Corp.
             Senior Notes
             9.25% due 07/01/2021..............    549,000    636,840
            Sprint Capital Corp.
             Company Guar. Notes
             8.75% due 03/15/2032..............  1,110,000  1,146,075
            Verizon Communications, Inc.
             Senior Notes
             3.00% due 11/01/2021..............    569,000    580,350
            Verizon Communications, Inc.
             Senior Notes
             4.40% due 11/01/2034..............    384,000    391,163
            Verizon Communications, Inc.
             Senior Notes
             4.50% due 09/15/2020..............     63,000     69,569

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                     PRINCIPAL      VALUE
               SECURITY DESCRIPTION                  AMOUNT**      (NOTE 3)
  --------------------------------------------------------------------------
  U.S. CORPORATE BONDS & NOTES (CONTINUED)
  TELEPHONE-INTEGRATED (CONTINUED)
    Verizon Communications, Inc.
     Senior Notes
     4.67% due 03/15/2055*.........................   $  387,000 $    379,005
    Verizon Communications, Inc.
     Senior Notes
     4.75% due 02/17/2034.......................... GBP  125,000      217,298
    Verizon Communications, Inc.
     Senior Notes
     6.40% due 09/15/2033..........................       16,000       19,970
                                                                 ------------
                                                                    6,316,437
                                                                 ------------
  THEATERS -- 0.2%
    National CineMedia LLC
     Senior Sec. Notes
     6.00% due 04/15/2022..........................      690,000      708,975
                                                                 ------------
  TRANSPORT-EQUIPMENT & LEASING -- 0.2%
    Jurassic Holdings III, Inc.
     Sec. Notes
     6.88% due 02/15/2021*.........................    1,245,000    1,083,150
                                                                 ------------
  TRANSPORT-RAIL -- 0.1%
    Union Pacific Corp.
     Senior Notes
     3.88% due 02/01/2055..........................      270,000      263,380
                                                                 ------------
  TRAVEL SERVICES -- 0.1%
    Sabre GLBL, Inc.
     Senior Sec.
     Notes 8.50% due 05/15/2019*...................      617,000      659,234
                                                                 ------------
  TRUCKING/LEASING -- 0.1%
    Penske Truck Leasing Co. LP/PTL Finance Corp.
     Senior Notes
     3.05% due 01/09/2020*.........................      353,000      358,914
                                                                 ------------
  WEB HOSTING/DESIGN -- 0.1%
    Equinix, Inc.
     Senior Notes
     5.38% due 01/01/2022..........................      459,000      478,508
                                                                 ------------
  WIRE & CABLE PRODUCTS -- 0.4%
    Anixter, Inc.
     Company Guar. Notes
     5.13% due 10/01/2021..........................      735,000      755,212
    General Cable Corp.
     Company Guar. Notes
     5.75% due 10/01/2022..........................    1,050,000      976,500
                                                                 ------------
                                                                    1,731,712
                                                                 ------------
  TOTAL U.S. CORPORATE BONDS & NOTES
     (cost $219,523,523)...........................               218,546,124
                                                                 ------------
  FOREIGN CORPORATE BONDS & NOTES -- 24.4%
  AEROSPACE/DEFENSE -- 0.1%
    BAE Systems PLC
     Senior Notes
     4.13% due 06/08/2022.......................... GBP  200,000      327,669
                                                                 ------------

                                                     PRINCIPAL     VALUE
                 SECURITY DESCRIPTION                AMOUNT**     (NOTE 3)
     ----------------------------------------------------------------------
     AGRICULTURAL CHEMICALS -- 0.4%
       Consolidated Energy Finance SA
        Company Guar. Notes
        6.75% due 10/15/2019*......................   $1,100,000 $1,108,250
       Syngenta Finance NV
        Company Guar. Notes
        1.88% due 11/02/2021....................... EUR  800,000    923,386
                                                                 ----------
                                                                  2,031,636
                                                                 ----------
     AIRLINES -- 0.2%
       Air Canada
        Senior Sec. Notes
        6.75% due 10/01/2019*......................      940,000  1,003,450
                                                                 ----------
     AIRPORT DEVELOPMENT/MAINTENANCE -- 0.3%
       Heathrow Funding, Ltd.
        Senior Sec. Notes
        1.88% due 05/23/2024....................... EUR  900,000  1,035,878
       Heathrow Funding, Ltd.
        Senior Sec. Notes
        6.75% due 12/03/2028....................... GBP  100,000    204,164
                                                                 ----------
                                                                  1,240,042
                                                                 ----------
     APPLICATIONS SOFTWARE -- 0.1%
       Microsoft Corp.
        Senior Notes
        2.63% due 05/02/2033....................... EUR  350,000    462,371
                                                                 ----------
     AUTO-CARS/LIGHT TRUCKS -- 0.5%
       BMW Finance NV
        Company Guar. Notes
        2.63% due 01/17/2024....................... EUR  430,000    530,791
       Hyundai Capital Services, Inc.*
        Senior Notes
        4.38% due 07/27/2016.......................      595,000    619,528
       Volkswagen International Finance NV
        Company Guar. Notes
        2.38% due 03/22/2017*......................      254,000    259,867
       Volkswagen International Finance NV VRS
        Company Guar. Notes
        4.63% due 03/24/2026(4).................... EUR  600,000    733,858
                                                                 ----------
                                                                  2,144,044
                                                                 ----------
     AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.1%
       Tupy Overseas SA
        Company Guar. Notes
        6.63% due 07/17/2024.......................      290,000    278,400
                                                                 ----------
     BANKS-COMMERCIAL -- 4.2%
       Abbey National Treasury Services PLC
        Company Guar. Notes
        1.13% due 01/14/2022....................... EUR  625,000    675,667
       Abbey National Treasury Services PLC
        Company Guar. Notes
        1.38% due 03/13/2017.......................      514,000    516,176
       Abbey National Treasury Services PLC
        Company Guar. Notes
        3.88% due 10/15/2029....................... GBP  100,000    165,782
       ADCB Finance Cayman, Ltd.
        Company Guar. Notes
        4.50% due 03/06/2023.......................      300,000    310,125

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                   PRINCIPAL     VALUE
                SECURITY DESCRIPTION               AMOUNT**     (NOTE 3)
       -----------------------------------------------------------------
       FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
       BANKS-COMMERCIAL (CONTINUED)
         Banco ABC Brasil SA
          Senior Notes
          8.50% due 03/28/2016*(5).............. BRL 3,100,000 $  940,718
         Banco de Bogota SA
          Senior Notes
          5.00% due 01/15/2017*.................       260,000    269,750
         Banco de Credito del Peru
          Senior Notes
          5.38% due 09/16/2020..................       400,000    439,000
         Bangkok Bank PCL
          Senior Notes
          3.88% due 09/27/2022..................       315,000    329,905
         Bank of Tokyo-Mitsubishi UFJ, Ltd.
          Senior Notes
          1.45% due 09/08/2017*.................       629,000    628,648
         Banque Federative du Credit Mutuel SA
          Sub. Notes
          5.00% due 09/30/2015.................. EUR   450,000    494,448
         Barclays Bank PLC
          Senior Notes
          2.13% due 02/24/2021.................. EUR   200,000    232,683
         Barclays Bank PLC
          Senior Notes
          2.25% due 06/10/2024.................. EUR   350,000    416,982
         BPCE SA
          Senior Notes
          1.38% due 05/22/2019.................. EUR   400,000    444,268
         BPCE SA
          Sub. Notes
          4.50% due 03/15/2025*.................       443,000    449,407
         BPCE SA
          Sub. Notes
          4.63% due 07/18/2023.................. EUR   200,000    259,576
         Cooperatieve Centrale Raiffeisen-
          Boerenleenbank BA
          Senior Notes
          5.25% due 05/23/2041.................. GBP   130,000    257,327
         Credit Suisse
          Sub. Notes
          5.40% due 01/14/2020..................       944,000  1,064,049
         Credit Suisse AG FRS
          Sub. Notes
          5.75% due 09/18/2025.................. EUR   500,000    622,234
         DBS Group Holdings, Ltd.
          Senior Notes
          2.25% due 07/16/2019*.................       691,000    698,835
         Hana Bank
          Sub. Notes
          4.38% due 09/30/2024*.................       200,000    213,000
         HBOS PLC
          Sub. Notes
          4.50% due 03/18/2030.................. EUR   300,000    372,494
         ICICI Bank, Ltd.
          Senior Notes
          5.75% due 11/16/2020..................       400,000    454,155
         ING Bank NV
          Senior Notes
          4.00% due 03/15/2016*.................       489,000    502,394

                                                     PRINCIPAL   VALUE
                  SECURITY DESCRIPTION               AMOUNT**   (NOTE 3)
        ---------------------------------------------------------------
        BANKS-COMMERCIAL (CONTINUED)
          ING Bank NV
           Senior Notes
           5.38% due 04/15/2021.................... GBP 200,000 $352,791
          Intesa Sanpaolo SpA
           Senior Notes
           2.00% due 06/18/2021.................... EUR 250,000  282,811
          Intesa Sanpaolo SpA
           Senior Notes
           3.50% due 01/17/2022.................... EUR 400,000  494,990
          Intesa Sanpaolo SpA
           Sub. Notes
           5.02% due 06/26/2024*...................     769,000  787,064
          Kookmin Bank
           Senior Notes
           1.63% due 07/14/2017*...................     855,000  853,245
          Macquarie Bank, Ltd.
           Senior Notes
           2.60% due 06/24/2019*...................     308,000  312,361
          Malayan Banking Bhd VRS
           Sub. Notes
           3.25% due 09/20/2022....................     500,000  503,203
          National Australia Bank, Ltd.
           Senior Notes
           2.75% due 03/09/2017....................     473,000  488,474
          National Australia Bank, Ltd.
           Senior Notes
           5.13% due 12/09/2021.................... GBP 100,000  175,645
          Nordea Bank AB
           Senior Notes
           2.13% due 11/13/2019.................... GBP 100,000  152,804
          Oversea-Chinese Banking Corp., Ltd. VRS
           Sub. Notes
           4.00% due 10/15/2024*...................     200,000  208,452
          PKO Finance AB
           Senior Notes
           4.63% due 09/26/2022*...................     700,000  740,250
          Rabobank
           Senior Notes
           4.55% due 08/30/2029.................... GBP  65,000  115,753
          Sberbank of Russia Via SB Capital SA
           Senior Notes
           6.13% due 02/07/2022....................     400,000  371,488
          Siam Commercial Bank PCL
           Senior Notes
           3.50% due 04/07/2019*...................     200,000  207,209
          Skandinaviska Enskilda Banken AB
           Senior Notes
           1.88% due 11/14/2019.................... EUR 400,000  457,640
          Standard Chartered PLC
           Senior Notes
           1.63% due 06/13/2021.................... EUR 300,000  337,899
          Svenska Handelsbanken AB
           Senior Notes
           2.63% due 08/23/2022.................... EUR 500,000  612,988
          Svenska Handelsbanken AB FRS
           Sub. Notes
           2.66% due 01/15/2024.................... EUR 600,000  678,406

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                PRINCIPAL    VALUE
                SECURITY DESCRIPTION            AMOUNT**    (NOTE 3)
         ------------------------------------------------------------
         FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
         BANKS-COMMERCIAL (CONTINUED)
           Turkiye Halk Bankasi AS
            Senior Notes
            3.88% due 02/05/2020*.............   $ 355,000 $   338,137
           Turkiye Is Bankasi AS
            Senior Notes
            5.00% due 04/30/2020*.............     200,000     200,250
           Zenith Bank PLC
            Senior Notes
            6.25% due 04/22/2019*.............     300,000     274,500
                                                           -----------
                                                            19,703,983
                                                           -----------
         BANKS-MONEY CENTER -- 0.6%
           ABN AMRO Bank NV
            Senior Notes
            2.50% due 11/29/2023.............. EUR 265,000     323,187
           ABN AMRO Bank NV
            Senior Notes
            4.13% due 03/28/2022.............. EUR 350,000     463,404
           Bank of Scotland PLC
            Sub. Notes
            6.38% due 08/16/2019.............. GBP 190,000     325,023
           Lloyds Bank PLC
            Senior Notes
            6.50% due 09/17/2040.............. GBP 150,000     338,994
           Lloyds Bank PLC VRS
            Sub. Notes
            11.88% due 12/16/2021............. EUR 600,000     761,275
           Mizuho Bank, Ltd.
            Company Guar. Notes
            2.45% due 04/16/2019*.............     275,000     278,583
           National Westminster Bank PLC
            Sub. Notes
            7.88% due 09/09/2015.............. GBP 140,000     213,161
                                                           -----------
                                                             2,703,627
                                                           -----------
         BANKS-SPECIAL PURPOSE -- 0.4%
           Bank Nederlandse Gemeenten NV
            Senior Notes
            1.88% due 12/07/2018.............. GBP 100,000     152,556
           Bank Nederlandse Gemeenten NV
            Senior Notes
            2.63% due 09/01/2020.............. EUR 500,000     611,283
           Burgan Finance No. 1 Jersey, Ltd.
            Company Guar. Notes
            7.88% due 09/29/2020..............     305,000     354,508
           Nederlandse Waterschapsbank NV
            Senior Notes
            3.00% due 11/16/2023.............. EUR 650,000     856,669
                                                           -----------
                                                             1,975,016
                                                           -----------
         BEVERAGES-NON-ALCOHOLIC -- 0.2%
           Coca-Cola Femsa SAB de CV
            Company Guar. Notes
            2.38% due 11/26/2018..............     742,000     757,760
                                                           -----------
         BEVERAGES-WINE/SPIRITS -- 0.3%
           Diageo Capital PLC
            Company Guar. Notes
            5.75% due 10/23/2017..............     686,000     762,253

                                                    PRINCIPAL     VALUE
                SECURITY DESCRIPTION                AMOUNT**     (NOTE 3)
     --------------------------------------------------------------------
     BEVERAGES-WINE/SPIRITS (CONTINUED)
       Pernod Ricard SA
        Senior Notes
        2.00% due 06/22/2020...................... EUR  600,000 $  683,053
                                                                ----------
                                                                 1,445,306
                                                                ----------
     BREWERY -- 0.1%
       Anadolu Efes Biracilik Ve Malt Sanayii AS
        Senior Notes
        3.38% due 11/01/2022......................      350,000    311,325
                                                                ----------
     BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.0%
       Elementia SAB de CV
        Company Guar. Notes
        5.50% due 01/15/2025*.....................      200,000    198,800
                                                                ----------
     BUILDING PRODUCTS-CEMENT -- 0.2%
       Cemex SAB de CV
        Senior Sec. Notes
        5.88% due 03/25/2019*.....................      500,000    516,250
       Vulcan Materials Co.
        Senior Notes
        4.50% due 04/01/2025......................      334,000    339,010
       West China Cement, Ltd.
        Senior Notes
        6.50% due 09/11/2019......................      320,000    314,840
                                                                ----------
                                                                 1,170,100
                                                                ----------
     BUILDING SOCIETIES -- 0.2%
       Nationwide Building Society
        Sub. Notes
        6.75% due 07/22/2020...................... EUR  600,000    814,765
                                                                ----------
     BUILDING-HEAVY CONSTRUCTION -- 0.0%
       Empresas ICA SAB de CV
        Company Guar. Notes
        8.88% due 05/29/2024*.....................      225,000    179,325
                                                                ----------
     BUILDING- RESIDENTIAL/COMMERCIAL -- 0.3%
       Mattamy Group Corp.
        Senior Notes
        6.50% due 11/15/2020*.....................    1,325,000  1,275,312
                                                                ----------
     CABLE/SATELLITE TV -- 0.3%
       Numericable Group SA
        Senior Sec. Notes
        6.00% due 05/15/2022*.....................    1,055,000  1,068,187
       Unitymedia Hessen GmbH & Co. KG
        Senior Sec. Notes
        5.00% due 01/15/2025*.....................      525,000    530,250
                                                                ----------
                                                                 1,598,437
                                                                ----------
     CASINO HOTELS -- 0.2%
       Wynn Macau, Ltd.
        Senior Notes
        5.25% due 10/15/2021*.....................    1,051,000    995,823
                                                                ----------
     CELLULAR TELECOM -- 0.4%
       America Movil SAB de CV VRS
        Jr. Sub. Notes
        5.13% due 09/06/2073...................... EUR  775,000    907,343

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                   PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT**    (NOTE 3)
        ----------------------------------------------------------------
        FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
        CELLULAR TELECOM (CONTINUED)
          ENTEL Chile SA
           Senior Notes
           4.88% due 10/30/2024..................   $ 450,000 $  469,725
          Mobile Telesystems OJSC via MTS
           International Funding, Ltd.
           Senior Notes
           5.00% due 05/30/2023..................     250,000    210,750
          Mobile Telesystems OJSC via MTS
           International Funding, Ltd.
           Senior Notes
           8.63% due 06/22/2020..................     200,000    209,516
                                                              ----------
                                                               1,797,334
                                                              ----------
        CHEMICALS-DIVERSIFIED -- 0.2%
          NOVA Chemicals Corp.
           Senior Notes
           5.00% due 05/01/2025*.................     800,000    836,000
                                                              ----------
        COAL -- 0.0%
          Indo Energy Finance BV
           Senior Sec. Notes
           7.00% due 05/07/2018..................     200,000    164,000
                                                              ----------
        COMMERCIAL SERVICES-FINANCE -- 0.0%
          Experian Finance PLC
           Company Guar. Notes
           4.75% due 11/23/2018.................. GBP 125,000    206,166
                                                              ----------
        CONSUMER PRODUCTS-MISC. -- 0.1%
          Kimberly-Clark de Mexico SAB de CV
           Senior Notes
           3.25% due 03/12/2025*.................     413,000    415,011
                                                              ----------
        CRUISE LINES -- 0.3%
          NCL Corp, Ltd.
           Senior Notes
           5.25% due 11/15/2019*.................     872,000    893,800
          Royal Caribbean Cruises, Ltd.
           Senior Notes
           5.25% due 11/15/2022..................     501,000    532,312
                                                              ----------
                                                               1,426,112
                                                              ----------
        DIVERSIFIED BANKING INSTITUTIONS -- 2.0%
          BNP Paribas SA
           Senior Notes
           2.38% due 05/20/2024.................. EUR 250,000    301,454
          BNP Paribas SA VRS
           Sub. Notes
           2.63% due 10/14/2027.................. EUR 500,000    556,458
          BNP Paribas SA
           Senior Notes
           2.88% due 09/26/2023.................. EUR 400,000    501,742
          Citigroup, Inc.
           Senior Notes
           5.00% due 08/02/2019.................. EUR 300,000    382,528
          Credit Agricole SA
           Senior Notes
           3.13% due 02/05/2026.................. EUR 500,000    642,885

                                                  PRINCIPAL     VALUE
                 SECURITY DESCRIPTION             AMOUNT**     (NOTE 3)
        ---------------------------------------------------------------
        DIVERSIFIED BANKING INSTITUTIONS (CONTINUED)
          Credit Agricole SA
           Sub. Notes
           4.38% due 03/17/2025*................ EUR  439,000 $  443,896
          Credit Agricole SA
           Senior Notes
           5.50% due 12/17/2021................. GBP  100,000    179,874
          Deutsche Bank AG
           Senior Notes
           1.88% due 02/13/2018.................    1,278,000  1,279,801
          Deutsche Bank AG
           Sub. Notes
           4.50% due 04/01/2025.................      547,000    546,405
          HSBC Holdings PLC
           Senior Notes
           6.50% due 05/20/2024................. GBP  150,000    292,147
          Royal Bank of Scotland Group PLC
           Senior Notes
           1.63% due 06/25/2019................. EUR  225,000    246,586
          Royal Bank of Scotland PLC
           Sub. Notes
           4.88% due 04/22/2015................. EUR  375,000    403,973
          Royal Bank of Scotland PLC
           Senior Notes
           6.88% due 05/17/2025................. GBP   75,000    151,211
          Royal Bank of Scotland PLC VRS
           Sub. Notes
           10.50% due 03/16/2022................ EUR  700,000    882,753
          Societe Generale SA VRS
           Sub. Notes
           2.50% due 09/16/2026................. EUR  200,000    219,141
          UBS AG
           Senior Notes
           1.38% due 08/14/2017.................      737,000    736,587
          UBS AG VRS
           Sub. Notes
           4.75% due 02/12/2026................. EUR  600,000    717,642
          UBS AG
           Sub. Notes
           5.13% due 05/15/2024.................      247,000    256,712
          UBS AG VRS
           Sub. Notes
           5.25% due 06/21/2021................. GBP  120,000    185,118
          UBS AG
           Sub. Notes
           7.63% due 08/17/2022.................      294,000    356,586
                                                              ----------
                                                               9,283,499
                                                              ----------
        DIVERSIFIED FINANCIAL SERVICES -- 0.1%
          GE Capital European Funding
           Company Guar. Notes
           6.03% due 03/01/2038................. EUR  125,000    248,691
                                                              ----------
        DIVERSIFIED MANUFACTURING OPERATIONS -- 0.0%
          Ingersoll-Rand Luxembourg Finance SA
           Company Guar. Notes
           4.65% due 11/01/2044.................      194,000    205,924
                                                              ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                     PRINCIPAL      VALUE
               SECURITY DESCRIPTION                  AMOUNT**      (NOTE 3)
    -----------------------------------------------------------------------
    FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
    DIVERSIFIED MINERALS -- 0.5%
      Anglo American Capital PLC
       Company Guar. Notes
       2.88% due 11/20/2020...................... EUR     400,000 $  463,406
      Anglo American Capital PLC
       Company Guar. Notes
       4.13% due 04/15/2021*.....................         401,000    412,851
      FMG Resources August 2006 Pty, Ltd.
       Company Guar. Notes
       6.88% due 04/01/2022*.....................       1,050,000    775,687
      Volcan Cia Minera SAA
       Company Guar. Notes
       5.38% due 02/02/2022*.....................         610,000    579,805
                                                                  ----------
                                                                   2,231,749
                                                                  ----------
    DIVERSIFIED OPERATIONS -- 0.1%
      Hutchison Whampoa International 14, Ltd.
       Company Guar. Notes
       3.63% due 10/31/2024*.....................         200,000    204,892
      Tenedora Nemak SA de CV
       Senior Notes
       5.50% due 02/28/2023*.....................         250,000    258,625
                                                                  ----------
                                                                     463,517
                                                                  ----------
    ELECTRIC-DISTRIBUTION -- 0.2%
      State Grid Overseas Investment 2014, Ltd.
       Company Guar. Notes
       4.13% due 05/07/2024*.....................         200,000    216,628
      Vattenfall AB
       Senior Notes
       6.75% due 01/31/2019...................... EUR     550,000    733,368
      Vattenfall AB
       Senior Notes
       6.88% due 04/15/2039...................... GBP      50,000    113,052
                                                                  ----------
                                                                   1,063,048
                                                                  ----------
    ELECTRIC-GENERATION -- 0.2%
      Electricite de France SA
       Senior Notes
       4.63% due 04/26/2030...................... EUR     450,000    696,529
      Electricite de France SA
       Senior Notes
       6.00% due 01/22/2114*.....................         236,000    286,306
                                                                  ----------
                                                                     982,835
                                                                  ----------
    ELECTRIC-INTEGRATED -- 0.9%
      Colbun SA
       Senior Notes
       4.50% due 07/10/2024......................         325,000    334,304
      DONG Energy A/S
       Senior Notes
       6.50% due 05/07/2019...................... EUR     250,000    333,077
      E.CL SA
       Senior Notes
       4.50% due 01/29/2025*.....................         200,000    206,576
      Empresas Publicas de Medellin ESP
       Senior Notes
       8.38% due 02/01/2021...................... COP 266,000,000    108,272

                                                     PRINCIPAL     VALUE
                SECURITY DESCRIPTION                 AMOUNT**     (NOTE 3)
    ----------------------------------------------------------------------
    ELECTRIC-INTEGRATED (CONTINUED)
      Enel Finance International NV
       Company Guar. Notes
       5.00% due 09/14/2022....................... EUR   450,000 $  618,535
      Enel Finance International NV
       Company Guar. Notes
       5.63% due 08/14/2024....................... GBP   100,000    180,906
      GDF Suez
       Senior Notes
       2.38% due 05/19/2026....................... EUR   700,000    860,434
      RWE AG VRS
       Jr. Sub. Notes
       4.63% due 09/28/2015(4).................... EUR 1,150,000  1,252,613
      Scottish Power UK PLC
       Senior Notes
       8.38% due 02/20/2017....................... GBP   100,000    167,607
                                                                 ----------
                                                                  4,062,324
                                                                 ----------
    ELECTRIC-TRANSMISSION -- 0.1%
      National Grid Electricity Transmission PLC
       Senior Notes
       6.50% due 07/27/2028....................... GBP   150,000    315,820
                                                                 ----------
    ENGINEERING/R&D SERVICES -- 0.0%
      ABB Finance BV
       Company Guar. Notes
       2.63% due 03/26/2019....................... EUR   200,000    233,633
                                                                 ----------
    FINANCE-INVESTMENT BANKER/BROKER -- 0.1%
      TD Ameritrade Holding Corp.
       Senior Notes
       2.95% due 04/01/2022.......................       281,000    285,703
                                                                 ----------
    FINANCE-LEASING COMPANIES -- 0.7%
      Aircastle, Ltd.
       Senior Notes
       6.25% due 12/01/2019.......................     1,800,000  1,978,884
      Fly Leasing, Ltd.
       Senior Notes
       6.75% due 12/15/2020.......................     1,225,000  1,251,031
                                                                 ----------
                                                                  3,229,915
                                                                 ----------
    FOOD-MEAT PRODUCTS -- 0.1%
      BRF SA
       Senior Notes
       3.95% due 05/22/2023*......................       200,000    185,690
      BRF SA
       Senior Notes
       7.75% due 05/22/2018*(5)................... BRL 1,000,000    256,145
      ESAL GmbH
       Company Guar. Notes
       6.25% due 02/05/2023*......................       260,000    252,850
                                                                 ----------
                                                                    694,685
                                                                 ----------
    FOOD-MISC./DIVERSIFIED -- 0.0%
      Nestle Finance International, Ltd.
       Company Guar. Notes
       2.25% due 11/30/2023....................... GBP    95,000    144,520
                                                                 ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT**    (NOTE 3)
        --------------------------------------------------------------
        FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
        GAS-DISTRIBUTION -- 0.2%
          Gas Natural Capital Markets SA
           Company Guar. Notes
           5.13% due 11/02/2021................. EUR 550,000 $  747,938
                                                             ----------
        GAS-TRANSPORTATION -- 0.1%
          National Grid Gas PLC
           Senior Notes
           6.00% due 05/13/2038................. GBP  60,000    130,026
          Transportadora de Gas del Peru SA
           Senior Notes
           4.25% due 04/30/2028*................     200,000    198,940
                                                             ----------
                                                                328,966
                                                             ----------
        GOLD MINING -- 0.2%
          Gold Fields Orogen Holding BVI, Ltd.
           Company Guar. Notes
           4.88% due 10/07/2020.................     450,000    399,094
          Goldcorp, Inc.
           Senior Notes
           5.45% due 06/09/2044.................     337,000    351,346
          Kinross Gold Corp.
           Company Guar. Notes
           5.95% due 03/15/2024.................     175,000    162,062
          Polyus Gold International, Ltd.
           Company Guar. Notes
           5.63% due 04/29/2020*................     250,000    228,437
                                                             ----------
                                                              1,140,939
                                                             ----------
        INDUSTRIAL GASES -- 0.0%
          Linde Finance BV
           Company Guar. Notes
           5.88% due 04/24/2023................. GBP  85,000    160,600
                                                             ----------
        INSURANCE-LIFE/HEALTH -- 0.1%
          AIA Group, Ltd.
           Senior Notes
           3.20% due 03/11/2025*................     327,000    329,877
                                                             ----------
        INSURANCE-MULTI-LINE -- 0.1%
          XLIT, Ltd.
           Company Guar. Notes
           4.45% due 03/31/2025.................     123,000    123,796
          XLIT, Ltd.
           Company Guar. Notes
           5.50% due 03/31/2045.................     239,000    239,055
                                                             ----------
                                                                362,851
                                                             ----------
        INSURANCE-REINSURANCE -- 0.0%
          Munich Re Group VRS
           Sub. Notes
           7.63% due 06/21/2028................. GBP 125,000    214,779
                                                             ----------
        LOTTERY SERVICES -- 0.1%
          Cleopatra Finance, Ltd.
           Senior Notes
           6.50% due 02/15/2025*................     575,000    554,875
                                                             ----------
        MACHINERY-GENERAL INDUSTRIAL -- 0.2%
          Alstom SA
           Senior Notes
           3.00% due 07/08/2019................. EUR 400,000    467,709

                                                       PRINCIPAL     VALUE
                 SECURITY DESCRIPTION                  AMOUNT**     (NOTE 3)
   -------------------------------------------------------------------------
   MACHINERY-GENERAL INDUSTRIAL (CONTINUED)
     Alstom SA
      Senior Notes
      4.50% due 03/18/2020........................... EUR  250,000 $  313,699
                                                                   ----------
                                                                      781,408
                                                                   ----------
   MEDICAL-DRUGS -- 0.6%
     Bayer AG VRS
      Jr. Sub Notes
      3.00% due 07/01/2075........................... EUR  450,000    505,845
     Grifols Worldwide Operations, Ltd.
      Senior Notes
      5.25% due 04/01/2022*..........................    1,275,000  1,295,719
     Roche Finance Europe BV
      Company Guar. Notes
      5.38% due 08/29/2023........................... GBP   50,000     93,826
     Sanofi
      Senior Notes
      1.75% due 09/10/2026........................... EUR  500,000    578,992
     Valeant Pharmaceuticals International, Inc.
      Company Guar. Notes
      5.63% due 12/01/2021*..........................      340,000    345,100
                                                                   ----------
                                                                    2,819,482
                                                                   ----------
   MEDICAL-GENERIC DRUGS -- 0.3%
     Actavis Funding SCS
      Company Guar. Notes
      3.80% due 03/15/2025...........................      247,000    254,911
     Actavis Funding SCS
      Company Guar. Notes
      4.55% due 03/15/2035...........................      206,000    214,718
     Actavis Funding SCS
      Company Guar. Notes
      4.75% due 03/15/2045...........................      401,000    426,205
     Perrigo Finance PLC
      Company Guar. Notes
      3.50% due 12/15/2021...........................      444,000    459,450
                                                                   ----------
                                                                    1,355,284
                                                                   ----------
   METAL-COPPER -- 0.1%
     First Quantum Minerals, Ltd.
      Company Guar. Notes
      7.25% due 05/15/2022*..........................      537,000    495,383
                                                                   ----------
   METAL-DIVERSIFIED -- 0.2%
     Glencore Finance Europe SA
      Company Guar. Notes
      3.75% due 04/01/2026........................... EUR  525,000    664,486
     Vedanta Resources PLC
      Senior Notes
      8.25% due 06/07/2021...........................      400,000    363,000
                                                                   ----------
                                                                    1,027,486
                                                                   ----------
   METAL-IRON -- 0.2%
     OJSC Novolipetsk Steel via Steel Funding, Ltd.
      Senior Notes
      4.45% due 02/19/2018...........................      500,000    464,750

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                    PRINCIPAL     VALUE
                 SECURITY DESCRIPTION               AMOUNT**     (NOTE 3)
      -------------------------------------------------------------------
      FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
      METAL-IRON (CONTINUED)
        Samarco Mineracao SA
         Senior Notes
         4.13% due 11/01/2022*....................   $  470,000 $  423,000
        Vale SA
         Senior Notes
         4.38% due 03/24/2018..................... EUR  250,000    289,982
                                                                ----------
                                                                 1,177,732
                                                                ----------
      MINING SERVICES -- 0.1%
        Consolidated Minerals, Ltd.
         Senior Sec. Notes
         8.00% due 05/15/2020*....................      974,000    686,670
                                                                ----------
      MUNICIPAL BONDS & NOTES -- 0.1%
        City of Kyiv Via Kyiv Finance PLC
         Senior Notes
         9.38% due 07/11/2016*....................      870,000    317,011
                                                                ----------
      OIL & GAS DRILLING -- 0.3%
        CHC Helicopter SA
         Senior Sec. Notes
         9.25% due 10/15/2020.....................      658,800    556,686
        Pacific Drilling SA
         Senior Sec. Notes
         5.38% due 06/01/2020*....................    1,050,000    840,000
        Transocean, Inc.
         Company Guar. Notes
         3.80% due 10/15/2022.....................      148,000    107,994
        Transocean, Inc.
         Company Guar. Notes
         7.50% due 04/15/2031.....................      156,000    117,000
                                                                ----------
                                                                 1,621,680
                                                                ----------
      OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.9%
        Anadarko Finance Co.
         Company Guar. Notes
         7.50% due 05/01/2031.....................      165,000    218,851
        Baytex Energy Corp.
         Company Guar. Notes
         5.13% due 06/01/2021*....................      761,000    698,217
        Baytex Energy Corp.
         Company Guar. Notes
         5.63% due 06/01/2024*....................      435,000    398,025
        KazMunayGas National Co. JSC
         Senior Notes
         6.38% due 04/09/2021.....................      450,000    448,650
        MEG Energy Corp.
         Company Guar. Notes
         6.38% due 01/30/2023*....................      744,000    684,480
        MIE Holdings Corp.
         Company Guar. Notes
         7.50% due 04/25/2019*....................      420,000    250,425
        PT Pertamina Persero
         Senior Notes
         4.88% due 05/03/2022*....................      720,000    749,952
        Sinopec Group Overseas Development 2014,
         Ltd.
         Company Guar. Notes
         4.38% due 04/10/2024*....................      300,000    325,467

                                               PRINCIPAL    VALUE
                 SECURITY DESCRIPTION          AMOUNT**    (NOTE 3)
           --------------------------------------------------------
           OIL COMPANIES-EXPLORATION & PRODUCTION (CONTINUED)
             Talisman Energy, Inc.
              Senior Notes
              5.50% due 05/15/2042...........   $ 645,000 $  638,829
                                                          ----------
                                                           4,412,896
                                                          ----------
           OIL COMPANIES-INTEGRATED -- 1.1%
             BP Capital Markets PLC
              Company Guar. Notes
              1.38% due 11/06/2017...........     425,000    424,800
             BP Capital Markets PLC
              Company Guar. Notes
              2.97% due 02/27/2026........... EUR 450,000    567,159
             BP Capital Markets PLC
              Company Guar. Notes
              3.54% due 11/04/2024...........     316,000    321,810
             BP Capital Markets PLC
              Company Guar. Notes
              4.33% due 12/10/2018........... GBP 100,000    162,583
             BP Capital Markets PLC
              Company Guar. Notes
              4.74% due 03/11/2021...........     243,000    271,218
             Ecopetrol SA
              Senior Notes
              4.13% due 01/16/2025...........     170,000    162,755
             ENI Finance International SA
              Company Guar. Notes
              5.00% due 01/27/2019........... GBP  50,000     83,193
             ENI SpA
              Senior Notes
              3.75% due 09/12/2025........... EUR 475,000    637,848
             Pacific Rubiales Energy Corp.
              Company Guar. Notes
              5.13% due 03/28/2023...........     500,000    291,250
             Petrobras Global Finance BV
              Company Guar. Notes
              5.38% due 01/27/2021...........     400,000    362,860
             Petroleos de Venezuela SA
              Company Guar. Notes
              5.38% due 04/12/2027...........     350,000    107,607
             Petroleos de Venezuela SA
              Company Guar. Notes
              8.50% due 11/02/2017...........     900,000    594,000
             Petroleos Mexicanos
              Company Guar. Notes
              5.50% due 06/27/2044...........     221,000    222,934
             Petroleos Mexicanos
              Company Guar. Notes
              5.63% due 01/23/2046*..........     283,000    287,245
             Petronas Capital, Ltd.
              Company Guar. Notes
              5.25% due 08/12/2019...........     300,000    336,535
             Total Capital International SA
              Company Guar. Notes
              2.13% due 11/19/2021........... EUR 300,000    352,976

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 3)
      -------------------------------------------------------------------
      FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
      OIL COMPANIES-INTEGRATED (CONTINUED)
        Total Capital International SA
         Company Guar. Notes
         2.25% due 12/17/2020....................... GBP 95,000 $  146,544
                                                                ----------
                                                                 5,333,317
                                                                ----------
      OIL REFINING & MARKETING -- 0.0%
        Thai Oil PCL
         Senior Notes
         3.63% due 01/23/2023*......................    200,000    199,589
                                                                ----------
      PAPER & RELATED PRODUCTS -- 0.2%
        Celulosa Arauco y Constitucion SA
         Senior Notes
         4.50% due 08/01/2024.......................    200,000    204,260
        Inversiones CMPC SA
         Company Guar. Notes
         4.50% due 04/25/2022.......................    500,000    515,526
        Klabin Finance SA
         Company Guar. Notes
         5.25% due 07/16/2024*......................    200,000    194,000
                                                                ----------
                                                                   913,786
                                                                ----------
      PETROCHEMICALS -- 0.3%
        Alpek SAB de CV
         Company Guar. Notes
         5.38% due 08/08/2023*......................    400,000    431,000
        Braskem Finance, Ltd.
         Company Guar. Notes
         5.75% due 04/15/2021.......................    400,000    377,000
        Mexichem SAB de CV
         Company Guar. Notes
         5.88% due 09/17/2044*......................    440,000    431,200
                                                                ----------
                                                                 1,239,200
                                                                ----------
      PIPELINES -- 0.1%
        Transportadora de Gas Internacional SA ESP
         Senior Notes
         5.70% due 03/20/2022*......................    400,000    420,000
                                                                ----------
      PRINTING-COMMERCIAL -- 0.1%
        Cimpress NV
         Senior Notes
         7.00% due 04/01/2022*......................    680,000    688,500
                                                                ----------
      REAL ESTATE INVESTMENT TRUSTS -- 0.1%
        Trust F/1401
         Senior Notes
         5.25% due 12/15/2024*......................    400,000    430,000
                                                                ----------
      REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.2%
        China Overseas Finance Cayman VI, Ltd.
         Company Guar. Notes
         4.25% due 05/08/2019.......................    300,000    311,503
        Country Garden Holdings Co., Ltd.
         Company Guar. Notes
         7.25% due 04/04/2021*......................    200,000    199,600
        Country Garden Holdings Co., Ltd.
         Company Guar. Notes
         7.50% due 01/10/2023*......................    200,000    193,500
        MAF Global Securities, Ltd.
         Company Guar. Notes
         4.75% due 05/07/2024.......................    320,000    335,264

                                                    PRINCIPAL     VALUE
                SECURITY DESCRIPTION                AMOUNT**     (NOTE 3)
     --------------------------------------------------------------------
     REAL ESTATE OPERATIONS & DEVELOPMENT (CONTINUED)
       Shimao Property Holdings, Ltd.
        Company Guar. Notes
        6.63% due 01/14/2020.....................   $   200,000 $  200,000
                                                                ----------
                                                                 1,239,867
                                                                ----------
     RETAIL-MAJOR DEPARTMENT STORES -- 0.1%
       LS Finance 2022, Ltd.
        Company Guar. Notes
        4.25% due 10/16/2022.....................       500,000    512,234
                                                                ----------
     SATELLITE TELECOM -- 0.3%
       Intelsat Jackson Holdings SA
        Company Guar. Notes
        5.50% due 08/01/2023.....................     1,350,000  1,274,063
                                                                ----------
     SECURITY SERVICES -- 0.2%
       Garda World Security Corp.
        Company Guar. Notes
        7.25% due 11/15/2021*....................     1,111,000  1,091,558
                                                                ----------
     SOVEREIGN AGENCY -- 0.3%
       European Financial Stability Facility
        Government Guar. Notes
        1.75% due 10/29/2020..................... EUR   695,000    820,633
       European Financial Stability Facility
        Government Guar. Notes
        2.35% due 07/29/2044..................... EUR   180,000    274,508
       Japan Bank for International Cooperation
        Government Guar. Notes
        2.63% due 12/15/2020..................... GBP   100,000    156,389
                                                                ----------
                                                                 1,251,530
                                                                ----------
     SPECIAL PURPOSE ENTITY -- 0.0%
       Hellas Telecommunications
        Luxembourg II SCA FRS
        Sub. Notes
        8.46% due 01/15/2015*+(3)(5)(6)(9).......     1,330,000          0
                                                                ----------
     STEEL PIPE & TUBE -- 0.1%
       TMK OAO Via TMK Capital SA
        Senior Notes
        6.75% due 04/03/2020.....................       350,000    270,200
                                                                ----------
     STEEL-PRODUCERS -- 0.2%
       ArcelorMittal
        Senior Notes
        7.00% due 02/25/2022.....................       943,000  1,032,585
                                                                ----------
     STEEL-SPECIALTY -- 0.0%
       GTL Trade Finance, Inc.
        Company Guar. Notes
        7.25% due 04/16/2044*....................       200,000    183,000
                                                                ----------
     SUGAR -- 0.1%
       Cosan Luxembourg SA
        Company Guar. Notes
        9.50% due 03/14/2018*(5)................. BRL 1,590,000    413,498
                                                                ----------
     SUPRANATIONAL BANKS -- 0.3%
       European Investment Bank
        Senior Notes
        2.63% due 03/15/2035..................... EUR   600,000    890,372

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                     PRINCIPAL      VALUE
               SECURITY DESCRIPTION                  AMOUNT**      (NOTE 3)
    -----------------------------------------------------------------------
    FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
    SUPRANATIONAL BANKS (CONTINUED)
      European Investment Bank
       Senior Notes
       4.63% due 10/12/2054...................... GBP      30,000 $   69,782
      North American Development Bank
       Senior Notes
       2.30% due 10/10/2018......................         584,000    596,195
                                                                  ----------
                                                                   1,556,349
                                                                  ----------
    TELECOM SERVICES -- 0.7%
      Altice Financing SA
       Senior Sec. Notes
       6.50% due 01/15/2022*.....................         918,000    942,097
      Altice Financing SA
       Senior Sec. Notes
       6.63% due 02/15/2023*.....................         507,000    522,210
      Altice SA
       Company Guar. Notes
       7.75% due 05/15/2022*.....................       1,211,000  1,231,436
      Virgin Media Secured Finance PLC
       Senior Sec. Notes
       5.50% due 01/15/2025*.....................         500,000    518,125
                                                                  ----------
                                                                   3,213,868
                                                                  ----------
    TELEPHONE-INTEGRATED -- 1.1%
      Deutsche Telekom International Finance BV
       Company Guar. Notes
       4.25% due 07/13/2022...................... EUR     225,000    301,705
      Empresa de Telecomunicaciones de Bogota
       Senior Notes
       7.00% due 01/17/2023*..................... COP 640,000,000    233,231
      Koninklijke KPN NV
       Senior Notes
       5.75% due 09/17/2029...................... GBP     135,000    250,241
      Oi SA
       Senior Notes
       9.75% due 09/15/2016*(5).................. BRL     575,000    161,246
      Orange SA
       Senior Notes
       7.25% due 11/10/2020...................... GBP      50,000     94,447
      Telecom Italia Capital SA
       Company Guar. Notes
       7.18% due 06/18/2019......................         463,000    533,029
      Telecom Italia Capital SA
       Company Guar. Notes
       7.72% due 06/04/2038......................         738,000    861,615
      Telecom Italia SpA
       Senior Notes
       3.25% due 01/16/2023...................... EUR     400,000    455,858
      Telefonica Emisiones SAU
       Company Guar. Notes
       4.69% due 11/11/2019...................... EUR     200,000    252,818
      Telefonica Emisiones SAU
       Company Guar. Notes
       4.75% due 02/07/2017...................... EUR     300,000    348,500
      Telefonica Emisiones SAU
       Company Guar. Notes
       5.29% due 12/09/2022...................... GBP      50,000     87,112

                                                      PRINCIPAL     VALUE
                SECURITY DESCRIPTION                  AMOUNT**     (NOTE 3)
   -------------------------------------------------------------------------
   TELEPHONE-INTEGRATED (CONTINUED)
     Verizon Communications, Inc.
      Senior Notes
      3.25% due 02/17/2026.......................... EUR 500,000 $    641,812
     Verizon Communications, Inc.
      Senior Notes
      4.86% due 08/21/2046..........................     887,000      928,631
                                                                 ------------
                                                                    5,150,245
                                                                 ------------
   TRANSPORT-RAIL -- 0.3%
     Kazakhstan Temir Zholy Finance BV
      Company Guar. Notes
      6.95% due 07/10/2042..........................     400,000      366,080
     Kazakhstan Temir Zholy Finance BV
      Company Guar. Notes
      6.38% due 10/06/2020..........................     650,000      644,443
     Russian Railways via RZD Capital PLC
      Senior Notes
      5.70% due 04/05/2022..........................     400,000      358,000
                                                                 ------------
                                                                    1,368,523
                                                                 ------------
   TRANSPORT-SERVICES -- 0.1%
     Transnet SOC, Ltd.
      Senior Notes
      4.00% due 07/26/2022*.........................     300,000      291,966
                                                                 ------------
   TOTAL FOREIGN CORPORATE BONDS & NOTES
      (cost $124,437,431)...........................              115,517,412
                                                                 ------------
   FOREIGN GOVERNMENT OBLIGATIONS -- 14.3%
   ELECTRIC-DISTRIBUTION -- 0.1%
     Hydro-Quebec
      Government Guar. Notes
      1.38% due 06/19/2017..........................     527,000      532,036
                                                                 ------------
   REGIONAL AGENCIES -- 0.1%
     Japan Finance Organization for Municipalities
      Senior Notes
      0.88% due 09/22/2021.......................... EUR 400,000      440,629
                                                                 ------------
   SOVEREIGN -- 14.1%
     Bolivarian Republic of Venezuela
      Senior Notes
      9.00% due 05/07/2023..........................     370,000      132,275
     Bolivarian Republic of Venezuela
      Senior Notes
      9.38% due 01/13/2034..........................     278,000      102,026
     Bolivarian Republic of Venezuela
      Senior Notes
      11.75% due 10/21/2026.........................     560,000      225,400
     Bolivarian Republic of Venezuela
      Senior Notes
      11.95% due 08/05/2031.........................     555,000      225,885
     Bolivarian Republic of Venezuela
      Senior Notes
      12.75% due 08/23/2022.........................     790,000      345,625
     Commonwealth of Jamaica
      Senior Notes
      8.00% due 06/24/2019..........................     160,000      176,320
     Commonwealth of Jamaica
      Senior Notes
      8.00% due 03/15/2039..........................     250,000      267,188

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                     PRINCIPAL   VALUE
                  SECURITY DESCRIPTION               AMOUNT**   (NOTE 3)
        ---------------------------------------------------------------
        FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
        SOVEREIGN (CONTINUED)
          Dominican Republic
           Senior Notes
           5.88% due 04/18/2024*...................   $ 370,000 $387,575
          Dominican Republic
           Senior Notes
           5.88% due 04/18/2024....................     380,000  398,050
          Dominican Republic
           Senior Notes
           6.60% due 01/28/2024*...................     260,000  282,750
          Dominican Republic
           Senior Notes
           6.85% due 01/27/2045....................     400,000  420,000
          Dominican Republic
           Senior Notes
           7.45% due 04/30/2044....................     350,000  394,625
          Dominican Republic
           Senior Notes
           8.63% due 04/20/2027....................     600,000  712,500
          Federal Democratic Republic of Ethiopia
           Senior Notes
           6.63% due 12/11/2024*...................     450,000  437,063
          Federative Republic of Brazil
           Senior Notes
           4.25% due 01/07/2025....................     750,000  735,000
          Federative Republic of Brazil
           Senior Notes
           4.88% due 01/22/2021....................     675,000  708,750
          Federative Republic of Brazil
           Senior Notes
           5.00% due 01/27/2045....................     464,000  429,200
          Government of Canada
           Senior Notes
           0.88% due 02/14/2017....................     527,000  529,668
          Government of Italy
           Senior Notes
           6.00% due 08/04/2028.................... GBP  95,000  178,685
          Government of Romania
           Senior Notes
           4.88% due 01/22/2024....................     700,000  775,250
          Government of Romania
           Senior Notes
           6.13% due 01/22/2044....................     330,000  419,661
          Islamic Republic of Pakistan
           Senior Notes
           8.25% due 04/15/2024....................     750,000  790,462
          Kingdom of Bahrain
           Senior Notes
           6.13% due 08/01/2023*...................     821,000  913,362
          Kingdom of Spain
           Senior Notes
           5.25% due 04/06/2029.................... GBP 300,000  531,197
          Lebanese Republic
           Senior Notes
           4.00% due 12/31/2017....................     319,500  315,906
          Lebanese Republic
           Senior Notes
           6.00% due 01/27/2023....................     750,000  752,962

                                               PRINCIPAL    VALUE
                  SECURITY DESCRIPTION         AMOUNT**    (NOTE 3)
            -------------------------------------------------------
            SOVEREIGN (CONTINUED)
              Lebanese Republic
               Senior Notes
               6.60% due 11/27/2026........... $1,100,000 $1,127,500
              Lebanese Republic
               Senior Notes
               8.25% due 04/12/2021...........    350,000    392,613
              Oriental Republic of Uruguay
               Senior Notes
               4.50% due 08/14/2024...........  1,053,000  1,142,505
              Oriental Republic of Uruguay
               Senior Notes
               5.10% due 06/18/2050...........    760,000    790,400
              Oriental Republic of Uruguay
               Senior Notes
               7.88% due 01/15/2033(14).......    500,000    710,000
              Plurinational State of Bolivia
               Senior Notes
               5.95% due 08/22/2023*..........    280,000    289,450
              Republic of Armenia
               Senior Notes
               6.00% due 09/30/2020...........    750,000    731,250
              Republic of Armenia
               Notes
               7.15% due 03/26/2025*..........    380,000    370,500
              Republic of Chile
               Senior Notes
               3.25% due 09/14/2021...........    700,000    743,750
              Republic of Colombia
               Senior Notes
               2.63% due 03/15/2023...........    200,000    188,000
              Republic of Colombia
               Senior Notes
               6.13% due 01/18/2041...........    900,000  1,066,500
              Republic of Colombia
               Senior Notes
               7.38% due 03/18/2019...........    650,000    767,975
              Republic of Costa Rica
               Senior Notes
               4.25% due 01/26/2023...........    830,000    788,500
              Republic of Costa Rica
               Senior Notes
               7.00% due 04/04/2044*..........    500,000    508,750
              Republic of Costa Rica
               Senior Notes
               7.16% due 03/12/2045*..........    280,000    288,400
              Republic of Croatia
               Senior Notes
               5.50% due 04/04/2023*..........    426,000    452,092
              Republic of Croatia
               Senior Notes
               6.75% due 11/05/2019...........    700,000    776,125
              Republic of El Salvador
               Senior Notes
               5.88% due 01/30/2025...........    800,000    783,000
              Republic of El Salvador
               Senior Notes
               7.63% due 02/01/2041...........    740,000    764,050

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                             PRINCIPAL      VALUE
                SECURITY DESCRIPTION         AMOUNT**      (NOTE 3)
              -----------------------------------------------------
              FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
              SOVEREIGN (CONTINUED)
                Republic of Honduras
                 Senior Notes
                 7.50% due 03/15/2024......   $  370,000  $  393,125
                Republic of Hungary
                 Senior Notes
                 4.00% due 03/25/2019......      350,000     365,053
                Republic of Hungary
                 Senior Notes
                 5.38% due 03/25/2024......      500,000     560,625
                Republic of Hungary
                 Senior Notes
                 5.75% due 11/22/2023......      970,000   1,115,500
                Republic of Hungary
                 Senior Notes
                 7.63% due 03/29/2041......      170,000     245,820
                Republic of Indonesia
                 Senior Notes
                 4.13% due 01/15/2025*.....    1,130,000   1,159,662
                Republic of Indonesia
                 Senior Notes
                 5.25% due 01/17/2042......      500,000     524,375
                Republic of Indonesia
                 Senior Notes
                 5.88% due 03/13/2020......      750,000     848,437
                Republic of Indonesia
                 Senior Notes
                 5.88% due 01/15/2024*.....      430,000     497,187
                Republic of Indonesia
                 Senior Notes
                 6.63% due 02/17/2037......      117,000     141,863
                Republic of Indonesia
                 Senior Notes
                 8.50% due 10/12/2035......      300,000     433,125
                Republic of Italy
                 Senior Notes
                 5.25% due 12/07/2034...... GBP  155,000     277,796
                Republic of Ivory Coast
                 Senior Notes
                 5.38% due 07/23/2024......      400,000     378,000
                Republic of Ivory Coast
                 Senior Notes
                 6.38% due 03/03/2028......      550,000     551,375
                Republic of Kazakhstan
                 Senior Notes
                 3.88% due 10/14/2024......      400,000     369,560
                Republic of Kazakhstan
                 Senior Notes
                 3.88% due 10/14/2024*.....      400,000     369,560
                Republic of Kazakhstan
                 Senior Notes
                 4.88% due 10/14/2044......      850,000     730,425
                Republic of Kenya
                 Notes
                 5.88% due 06/24/2019......      700,000     720,475
                Republic of Kenya
                 Senior Notes
                 6.88% due 06/24/2024*.....      860,000     898,055

                                           PRINCIPAL    VALUE
                 SECURITY DESCRIPTION      AMOUNT**    (NOTE 3)
               ------------------------------------------------
               SOVEREIGN (CONTINUED)
                 Republic of Latvia
                  Senior Notes
                  5.25% due 06/16/2021.... $1,080,000 $1,243,350
                 Republic of Lithuania
                  Senior Notes
                  5.13% due 09/14/2017....    200,000    217,050
                 Republic of Lithuania
                  Senior Notes
                  6.63% due 02/01/2022....    650,000    809,900
                 Republic of Lithuania
                  Senior Notes
                  7.38% due 02/11/2020....  1,200,000  1,471,295
                 Republic of Mozambique
                  Government Guar. Notes
                  6.31% due 09/11/2020....    900,000    864,225
                 Republic of Panama
                  Senior Notes
                  5.20% due 01/30/2020....    670,000    745,375
                 Republic of Panama
                  Senior Notes
                  6.70% due 01/26/2036....    670,000    877,700
                 Republic of Panama
                  Senior Notes
                  7.13% due 01/29/2026....    650,000    845,812
                 Republic of Paraguay
                  Notes
                  6.10% due 08/11/2044*...    260,000    285,350
                 Republic of Paraguay
                  Notes
                  6.10% due 08/11/2044....    750,000    823,125
                 Republic of Peru
                  Senior Notes
                  5.63% due 11/18/2050....    271,000    331,298
                 Republic of Peru
                  Senior Notes
                  6.55% due 03/14/2037....    500,000    665,625
                 Republic of Peru
                  Senior Notes
                  7.13% due 03/30/2019....    835,000    997,825
                 Republic of Peru
                  Senior Notes
                  7.35% due 07/21/2025....    990,000  1,346,400
                 Republic of Peru
                  Senior Notes
                  8.75% due 11/21/2033....    480,000    762,600
                 Republic of Poland
                  Senior Notes
                  3.00% due 03/17/2023....  1,110,000  1,139,415
                 Republic of Poland
                  Senior Notes
                  4.00% due 01/22/2024....  1,530,000  1,679,940
                 Republic of Poland
                  Senior Notes
                  5.00% due 03/23/2022....    625,000    717,969
                 Republic of Poland
                  Senior Notes
                  5.13% due 04/21/2021....     50,000     57,440

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                             PRINCIPAL     VALUE
                SECURITY DESCRIPTION         AMOUNT**     (NOTE 3)
            ------------------------------------------------------
            FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
            SOVEREIGN (CONTINUED)
              Republic of Poland
               Senior Notes
               5.63% due 06/20/2018........ EUR  250,000 $  315,737
              Republic of Senegal
               Bonds
               6.25% due 07/30/2024........      760,000    740,594
              Republic of Serbia
               Senior Notes
               5.25% due 11/21/2017........      400,000    414,740
              Republic of South Africa
               Senior Notes
               5.38% due 07/24/2044........      330,000    354,618
              Republic of South Africa
               Senior Notes
               5.88% due 09/16/2025........      600,000    687,120
              Republic of South Africa
               Senior Notes
               6.25% due 03/08/2041........      942,000  1,130,400
              Republic of South Africa
               Senior Notes
               6.88% due 05/27/2019........      360,000    413,964
              Republic of Sri Lanka
               Senior Notes
               5.13% due 04/11/2019........      450,000    449,437
              Republic of the Philippines
               Senior Notes
               3.95% due 01/20/2040........      720,000    764,100
              Republic of the Philippines
               Senior Notes
               4.00% due 01/15/2021........      330,000    361,329
              Republic of the Philippines
               Senior Notes
               6.50% due 01/20/2020........      325,000    389,188
              Republic of the Philippines
               Senior Notes
               8.38% due 06/17/2019........      100,000    125,500
              Republic of the Philippines
               Senior Notes
               9.88% due 01/15/2019........      600,000    771,750
              Republic of the Philippines
               Senior Notes
               10.63% due 03/16/2025.......      341,000    554,977
              Republic of Turkey
               Senior Notes
               3.25% due 03/23/2023........    1,040,000    983,726
              Republic of Turkey
               Senior Notes
               4.88% due 04/16/2043........      330,000    325,875
              Republic of Ukraine
               Senior Notes
               7.80% due 11/28/2022........      596,000    233,608
              Republic of Venezuela
               Senior Notes
               7.00% due 12/01/2018........      450,000    182,250
              Republic of Zambia
               Notes
               5.38% due 09/20/2022........      410,000    374,228

                                                PRINCIPAL    VALUE
                 SECURITY DESCRIPTION           AMOUNT**    (NOTE 3)
         ------------------------------------------------------------
         SOVEREIGN (CONTINUED)
           Republic of Zambia
            Senior Notes
            8.50% due 04/14/2024............... $  750,000 $   795,000
           Russian Federation
            Senior Notes
            5.88% due 09/16/2043*..............    600,000     582,750
           Russian Federation
            Senior Notes
            7.50% due 03/31/2030(7)............    431,250     494,816
           Slovak Republic
            Senior Notes
            4.38% due 05/21/2022...............    610,000     681,913
           United Mexican States
            Senior Notes
            3.60% due 01/30/2025...............  1,147,000   1,177,109
           United Mexican States
            Senior Notes
            4.00% due 10/02/2023...............    710,000     751,180
           United Mexican States
            Senior Notes
            4.75% due 03/08/2044...............    592,000     621,600
           United Mexican States
            Senior Notes
            5.63% due 01/15/2017...............    430,000     461,175
           United Mexican States
            Senior Notes
            6.05% due 01/11/2040...............    900,000   1,111,500
                                                           -----------
                                                            66,980,641
                                                           -----------
         TOTAL FOREIGN GOVERNMENT OBLIGATIONS
            (cost $68,807,763).................             67,953,306
                                                           -----------
         U.S. GOVERNMENT AGENCIES -- 4.2%
         FEDERAL HOME LOAN MTG. CORP. -- 1.2%
            1.89% due 02/01/2037 FRS...........     32,453      34,186
            2.44% due 11/01/2037 FRS...........    216,405     232,004
            2.50% due 01/01/2028...............    367,881     378,172
            2.50% due 04/01/2028...............    120,983     124,332
            3.00% due 08/01/2043...............  1,218,254   1,244,916
            3.50% due 03/01/2042...............    478,919     502,969
            3.50% due 04/01/2042...............    495,233     520,096
            3.50% due 09/01/2043...............    540,686     570,032
            3.50% due 03/01/2045...............    389,000     408,197
            4.00% due 09/01/2040...............    414,707     444,467
            4.50% due 02/01/2020...............     14,993      15,735
            4.50% due 08/01/2020...............     37,832      39,681
            4.50% due 01/01/2039...............     39,423      42,869
            4.50% due 12/01/2039...............     21,464      23,897
            5.00% due 02/01/2034...............     45,750      50,918
            5.00% due 05/01/2034...............     62,692      70,193
            5.00% due 03/01/2039...............     47,235      52,332
            5.00% due 07/01/2040...............    340,478     377,971
            5.50% due 05/01/2037...............    124,998     140,196
            6.00% due 03/01/2040...............     99,070     112,843
            6.50% due 02/01/2035...............     28,667      32,841
           Federal Home Loan Mtg. Corp. REMIC
            Series 3964, Class MD
            2.00% due 01/15/2041(2)............     17,995      18,254

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                   PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT**    (NOTE 3)
       ----------------------------------------------------------------
       U.S. GOVERNMENT AGENCIES (CONTINUED)
       FEDERAL HOME LOAN MTG. CORP. (CONTINUED)
          Series 3572, Class JS FRS
          6.63% due 09/15/2039(2)(10)............. $1,018,990 $  172,553
          Series 1103, Class N IO
          11.57% due 06/15/2021(2)(10)............        889        124
         Federal Home Loan Mtg. Corp. Structured
          Agency Credit Risk FRS
          Series 2014-HQ1, Class M1
          1.82% due 08/25/2024(2).................     60,777     61,217
          Series 2014-HQ2, Class M2
          2.37% due 09/25/2024(2).................    100,000     99,491
                                                              ----------
                                                               5,770,486
                                                              ----------
       FEDERAL NATIONAL MTG. ASSOC. -- 2.8%
          2.10% due 05/01/2037 FRS................     57,650     61,279
          2.24% due 07/01/2039 FRS................    140,676    149,141
          2.38% due 11/01/2036 FRS................    101,106    108,048
          2.43% due 08/01/2035 FRS................    124,436    133,529
          2.50% due 04/01/2028....................    205,055    211,012
          2.99% due 10/01/2040 FRS................     67,238     71,890
          3.00% due 10/01/2027....................    430,672    451,988
          3.00% due 11/01/2027....................    493,272    518,020
          3.00% due 03/01/2042....................    190,486    195,245
          3.00% due 12/01/2042....................    192,746    197,559
          3.00% due 05/01/2043....................  1,074,944  1,101,086
          3.00% due April TBA.....................    627,000    641,010
          3.20% due 10/01/2040 FRS................    119,487    127,483
          3.50% due 08/01/2026....................    191,251    203,138
          3.50% due 08/01/2027....................    200,254    212,584
          3.50% due 10/01/2028....................     63,687     68,179
          3.50% due 08/01/2042....................    193,710    203,722
          3.50% due 02/01/2043....................    173,433    183,989
          3.50% due April TBA.....................  1,485,000  1,559,714
          4.00% due 11/01/2025....................    284,833    307,405
          4.00% due 04/01/2039....................    241,765    258,476
          4.00% due 06/01/2039....................    508,374    554,434
          4.00% due 09/01/2040....................    450,301    482,748
          4.00% due 10/01/2040....................    514,851    551,937
          4.00% due 11/01/2041....................    415,863    445,579
          4.00% due 12/01/2043....................     14,539     15,805
          4.00% due 10/01/2044....................    183,870    196,645
          4.00% due April TBA.....................    580,000    620,147
          4.50% due 06/01/2019....................     38,528     40,469
          4.50% due 11/01/2022....................     88,698     93,723
          4.50% due 06/01/2023....................     42,676     45,765
          4.50% due 01/01/2039....................    496,805    542,128
          4.50% due 07/01/2041....................     66,653     73,078
          4.50% due April TBA.....................    960,000  1,047,300
          5.00% due 06/01/2019....................     29,289     31,068
          5.00% due 01/01/2023....................     19,128     20,104
          5.00% due 03/01/2034....................     38,307     42,704
          5.00% due 05/01/2035....................     23,076     25,683
          5.00% due 05/01/2040....................    177,830    198,526
          5.00% due 07/01/2040....................    422,842    469,947
          5.50% due 06/01/2038....................     61,362     69,711
          6.00% due 02/01/2032....................      5,452      6,213
          6.00% due 05/01/2034....................      3,462      3,978
          6.00% due 10/01/2034....................     22,521     25,651
          6.00% due 10/01/2037....................     48,150     54,837

                                                       PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                  AMOUNT**    (NOTE 3)
   -------------------------------------------------------------------------
   FEDERAL NATIONAL MTG. ASSOC. (CONTINUED)
      6.50% due 10/01/2038............................ $  136,676 $   156,917
      7.50% due 01/01/2030............................      1,474       1,525
      8.00% due 11/01/2028............................      5,714       6,798
     Fannie Mae Connecticut Avenue
      Securities FRS
      Series 2014-C01, Class M1
      1.77% due 01/25/2024(2).........................     55,335      55,646
      Series 2013-C01, Class M1
      2.17% due 10/25/2023(2).........................    166,360     168,533
     Federal National Mtg. Assoc., REMIC
      Series 2011-117, Class MA
      2.00% due 08/25/2040(2).........................    148,985     149,778
      Series 1989-2, Class D
      8.80% due 01/25/2019(2).........................      6,810       7,391
                                                                  -----------
                                                                   13,169,265
                                                                  -----------
   GOVERNMENT NATIONAL MTG. ASSOC. -- 0.1%
      3.00% due 02/20/2045............................    227,330     234,601
      3.50% due 02/20/2045............................    184,000     193,974
                                                                  -----------
                                                                      428,575
                                                                  -----------
   TENNESSEE VALLEY AUTHORITY -- 0.1%
      1.75% due 10/15/2018............................    335,000     341,355
                                                                  -----------
   TOTAL U.S. GOVERNMENT AGENCIES
      (cost $19,076,604)..............................             19,709,681
                                                                  -----------
   U.S. GOVERNMENT TREASURIES -- 0.7%
   UNITED STATES TREASURY BONDS -- 0.1%
      3.63% due 02/15/2044............................    312,000     381,493
                                                                  -----------
   UNITED STATES TREASURY NOTES -- 0.6%
      0.07% due 01/31/2016 FRS........................  1,621,000   1,620,844
      0.13% due 04/15/2018 TIPS(11)...................  1,299,353   1,325,543
      0.75% due 01/15/2017............................        400         402
      2.00% due 02/15/2025............................    128,000     128,810
                                                                  -----------
                                                                    3,075,599
                                                                  -----------
   TOTAL U.S. GOVERNMENT TREASURIES
      (cost $3,483,104)...............................              3,457,092
                                                                  -----------
   LOANS(12)(13) -- 1.2%
   AEROSPACE/DEFENSE -- 0.1%
     SI Organization, Inc. FRS
      BTL-Delayed Draw
      5.75% due 07/15/2015............................     34,546      34,676
     SI Organization, Inc. FRS
      BTL
      5.75% due 11/23/2019............................    518,415     520,359
                                                                  -----------
                                                                      555,035
                                                                  -----------
   COMPUTER SERVICES -- 0.2%
     Sungard Availability Services Capital, Inc. FRS
      BTL-1st Lien
      6.00% due 03/31/2019............................  1,070,270     931,135
                                                                  -----------
   ELECTRIC-DISTRIBUTION -- 0.3%
     Cedar Bay Generating Co. LP FRS
      BTL
      6.25% due 04/23/2020............................  1,267,144   1,257,546
                                                                  -----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                      SHARES/
                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 3)
     ---------------------------------------------------------------------
     LOANS (CONTINUED)
     MEDICAL-HOSPITALS -- 0.2%
       Ardent Medical Services, Inc. FRS
        BTL-B
        6.75% due 07/02/2018........................ $1,138,083 $1,139,862
                                                                ----------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.1%
       American Energy-Marcellus LLC FRS
        BTL-2nd Lien
        8.50% due 07/09/2021........................    199,129    147,604
       Sabine Oil & Gas LLC FRS
        BTL-2nd Lien
        8.75% due 12/31/2018........................    647,315    310,711
                                                                ----------
                                                                   458,315
                                                                ----------
     PUBLISHING-BOOKS -- 0.1%
       Cengage Learning Acquisitions Term Loan
        BTL-1st Lien
        7.00% due 03/31/2020........................    748,111    750,355
                                                                ----------
     SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.2%
       SunEdison Semiconductor, Ltd. FRS
        BTL-1st Lien
        6.50% due 05/27/2019........................    829,965    819,591
                                                                ----------
     TOTAL LOANS
        (cost $6,423,849)...........................             5,911,839
                                                                ----------
     MUNICIPAL BONDS & NOTES -- 0.4%
       Ohio State University
        Revenue Bonds
        Series A
        4.80% due 06/01/2111........................    616,000    684,986
       Port Authority of New York & New Jersey
        Revenue Bonds
        Series 174
        4.46% due 10/01/2062........................    725,000    792,244
       Port Authority of New York & New Jersey
        Revenue Bonds
        Series 168
        4.93% due 10/01/2051........................    353,000    421,757
                                                                ----------
     TOTAL MUNICIPAL BONDS & NOTES
        (cost $1,687,990)...........................             1,898,987
                                                                ----------
     COMMON STOCKS -- 0.1%
     POWER CONVERTER/SUPPLY EQUIPMENT -- 0.0%
       TPT Acquisition, Inc.+(3)(5).................     10,910    163,650
                                                                ----------
     TELEVISION -- 0.1%
       ION Media Networks, Inc.+(3)(5)..............        655    330,513
                                                                ----------
     TOTAL COMMON STOCKS
        (cost $163,656).............................               494,163
                                                                ----------
     PREFERRED SECURITIES -- 0.4%
     DIVERSIFIED BANKING INSTITUTIONS -- 0.2%
       Citigroup, Inc.
        Series J
        7.13%.......................................     31,375    867,205
                                                                ----------
     ELECTRIC-INTEGRATED -- 0.1%
       Entergy Louisiana LLC
        4.70%.......................................     12,025    288,119
                                                                ----------

                                                    SHARES/
                                                   PRINCIPAL     VALUE
                 SECURITY DESCRIPTION              AMOUNT**     (NOTE 3)
       -----------------------------------------------------------------
       SOVEREIGN AGENCY -- 0.0%
         Federal Home Loan Mtg. Corp. FRS
          Series Z
          8.38%..................................       11,300 $   47,008
                                                               ----------
       TELECOM SERVICES -- 0.1%
         Qwest Corp.
          6.13%..................................       23,325    583,125
                                                               ----------
       TOTAL PREFERRED SECURITIES
          (cost $1,842,533)......................               1,785,457
                                                               ----------
       PREFERRED SECURITIES/CAPITAL SECURITIES -- 4.6%
       BANKS-COMMERCIAL -- 0.4%
         Banco Bilbao Vizcaya Argentaria SA VRS
          7.00% due 02/19/2019(4)................ EUR  200,000    221,233
         Danske Bank A/S FRS
          5.56% due 03/16/2017(4)................ GBP   50,000     76,766
         Danske Bank A/S VRS
          5.75% due 04/06/2020(4)................ EUR  300,000    332,252
         HSBC Bank Capital Funding LP VRS
          5.84% due 11/05/2031(4)................ GBP  100,000    165,214
         Standard Chartered
          PLC VRS
          6.50% due 04/02/2020*(4)...............      437,000    440,864
         Standard Chartered Bank VRS
          8.10% due 05/11/2016(4)................ GBP  190,000    296,995
         Woori Bank
          4.75% due 04/30/2024...................      350,000    373,929
                                                               ----------
                                                                1,907,253
                                                               ----------
       BANKS-SUPER REGIONAL -- 0.3%
         Fifth Third Bancorp FRS
          Series J
          4.90% due 09/30/2019(4)................      558,000    539,168
         Wells Fargo & Co. FRS
          Series U
          5.88% due 06/15/2025(4)................      386,000    408,272
         Wells Fargo Capital X
          5.95% due 12/01/2086...................      223,000    231,084
                                                               ----------
                                                                1,178,524
                                                               ----------
       BUILDING SOCIETIES -- 0.1%
         Nationwide Building Society VRS
          6.88% due 06/20/2019(4)................ GBP  185,000    278,202
                                                               ----------
       CELLULAR TELECOM -- 0.0%
         America Movil SAB de CV VRS
          6.38% due 09/06/2073................... GBP  100,000    163,359
                                                               ----------
       DIVERSIFIED BANKING INSTITUTIONS --1.8%
         BAC Capital Trust XIII FRS
          Series F
          1.00% due 05/14/2015(4)................    1,070,000    845,300
         Bank of America Corp. FRS
          6.10% due 03/17/2025(4)................      620,000    628,912
         Citigroup, Inc. VRS
          Series N
          5.80% due 11/15/2019(4)................      648,000    649,620

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                      PRINCIPAL     VALUE
                SECURITY DESCRIPTION                  AMOUNT**     (NOTE 3)
   ------------------------------------------------------------------------
   PREFERRED SECURITIES/CAPITAL SECURITIES (CONTINUED)
   DIVERSIFIED BANKING INSTITUTIONS (CONTINUED)
     Credit Agricole SA VRS
      6.63% due 09/23/2019*(4)......................   $  524,000 $  525,310
     Credit Suisse Group AG VRS
      6.25% due 12/18/2024*(4)......................      570,000    560,025
     Credit Suisse Group AG VRS
      7.50% due 12/11/2023*(4)......................      505,000    542,244
     Deutsche Bank AG VRS
      7.50% due 04/30/2025(4).......................    1,200,000  1,221,000
     HSBC Holdings PLC VRS
      6.38% due 03/30/2025(4).......................      219,000    223,927
     JPMorgan Chase & Co. FRS
      Series V
      5.00% due 07/01/2019(4).......................      444,000    436,208
     JPMorgan Chase & Co. FRS
      Series U
      6.13% due 04/30/2024(4).......................    1,197,000  1,220,820
     JPMorgan Chase & Co. FRS
      Series 1
      7.90% due 04/30/2018(4).......................      546,000    587,633
     Societe Generale SA VRS
      6.00% due 01/27/2020*(4)......................      715,000    678,356
     Societe Generale SA VRS
      7.00% due 12/19/2017(4)....................... EUR  300,000    359,332
     UBS AG FRS
      4.28% due 04/15/2015(4)....................... EUR  300,000    322,575
                                                                  ----------
                                                                   8,801,262
                                                                  ----------
   ELECTRIC-INTEGRATED -- 0.1%
     Dominion Resources, Inc.
      5.75% due 10/01/2054(4).......................      315,000    336,514
                                                                  ----------
   FINANCE-CREDIT CARD -- 0.1%
     American Express Co. FRS
      5.20% due 11/15/2019(4).......................      547,000    555,205
                                                                  ----------
   FINANCE-INVESTMENT BANKER/BROKER -- 0.0%
     Lehman Brothers Holdings Capital Trust VII
      Escrow Security
      5.86% due 11/30/2056+(5)......................      222,000         22
                                                                  ----------
   FINANCE-OTHER SERVICES -- 0.1%
     National Rural Utilities Cooperative Finance
      Corp. FRS
      4.75% due 04/30/2043..........................      547,000    548,641
                                                                  ----------
   FINANCIAL GUARANTEE INSURANCE -- 0.3%
     Assured Guaranty Municipal Holdings, Inc. FRS
      6.40% due 12/15/2066*.........................    1,880,000  1,598,000
                                                                  ----------
   FOOD-DAIRY PRODUCTS -- 0.3%
     Land O'Lakes Capital Trust I
      7.45% due 03/15/2028*.........................    1,450,000  1,566,000
                                                                  ----------
   INSURANCE-LIFE/HEALTH -- 0.1%
     Nippon Life Insurance Co. VRS
      5.10% due 10/16/2044*.........................      324,000    351,135
                                                                  ----------

                                                    PRINCIPAL      VALUE
               SECURITY DESCRIPTION                 AMOUNT**      (NOTE 3)
   -------------------------------------------------------------------------
   INSURANCE-MULTI-LINE -- 0.4%
     Allianz Finance II BV VRS
      4.38% due 02/17/2017(4).................... EUR  635,000  $    720,338
     AXA SA VRS
      3.88% due 10/08/2025(4).................... EUR  250,000       296,116
     Farmers Exchange Capital III FRS
      5.45% due 10/15/2054*......................      450,000       487,468
     MetLife, Inc.
      6.40% due 12/15/2066.......................      533,000       631,605
                                                                ------------
                                                                   2,135,527
                                                                ------------
   INSURANCE-REINSURANCE -- 0.1%
     Munich Re Group VRS
      5.77% due 06/12/2017(4).................... EUR  400,000       469,443
                                                                ------------
   REAL ESTATE MANAGEMENT/SERVICES -- 0.1%
     Deutsche Annington Finance BV VRS
      4.00% due 12/17/2021(4).................... EUR  400,000       453,756
                                                                ------------
   TELEPHONE-INTEGRATED -- 0.2%
     Orange SA VRS
      4.25% due 02/07/2020(4).................... EUR  400,000       460,637
     Telefonica Europe BV VRS
      4.20% due 12/04/2019(4).................... EUR  300,000       340,478
     Telefonica Europe BV VRS
      6.75% due 11/26/2020(4).................... GBP  100,000       161,876
                                                                ------------
                                                                     962,991
                                                                ------------
   TOOLS-HAND HELD -- 0.2%
     Stanley Black & Decker, Inc. FRS
      5.75% due 12/15/2053.......................      629,000       677,370
                                                                ------------
   TOTAL PREFERRED SECURITIES/CAPITAL SECURITIES
      (cost $21,308,060).........................                 21,983,204
                                                                ------------
   TOTAL LONG-TERM INVESTMENT SECURITIES
      (cost $470,967,473)........................                461,497,148
                                                                ------------
   SHORT-TERM INVESTMENT SECURITIES -- 1.6%
   TIME DEPOSITS -- 1.6%
     Euro Time Deposit with State Street
      Bank and Trust Co.
      0.01 due 04/01/2015
      (cost $7,762,000)..........................    7,762,000     7,762,000
                                                                ------------
   REPURCHASE AGREEMENT -- 0.1%
     State Street Bank and Trust Co.
      Joint Repurchase Agreement(15)
      (cost $365,000)............................      365,000       365,000
                                                                ------------
   TOTAL INVESTMENTS
      (cost $479,094,473)(16)....................         98.9%  469,624,148
   Other assets less liabilities.................          1.1     5,148,240
                                                  ------------  ------------
   NET ASSETS --                                         100.0% $474,772,388
                                                  ============  ============

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2015, the

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

     aggregate value of these securities was $128,694,502 representing 27.1% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
**   Denominated in United States Dollars unless otherwise indicated.
+    Non-income producing security
(1)  Commercial Mortgage Backed Security
(2)  Collateralized Mortgage Obligation
(3) Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.
(4)  Perpetual maturity--maturity date reflects the next call date.
(5) Illiquid security. At March 31, 2015, the aggregate value of these securities was $2,270,541 representing 0.5% of net assets.
(6)  Security in default of interest and principal at maturity.
(7) "Step-up" security where the rate increases ("steps-up") at a predetermined rate. Rate shown reflects the increased rate.
(8)  Company has filed for Chapter 7 bankruptcy.
(9)  Company has filed for bankruptcy protection in the country of issuance.
(10) Interest Only
(11) Principal amount of security is adjusted for inflation.
(12) Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(13) The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(14) PIK ("Payment-in-Kind") security -- Income may be paid in additional securities or cash at the discretion of the issuer.
(15) See Note 3 for details of Joint Repurchase Agreements.
(16) See Note 6 for cost of investments on a tax basis.
BTL --Bank Term Loan
REMIC --Real Estate Mortgage Investment Conduit
TBA --Securities purchases on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.
TIPS --Treasury Inflation Protected Securities
FRS --Floating Rate Security
VRS --Variable Rate Security

The rates shown on FRS and VRS are the current rates at March 31, 2015 and unless noted otherwise the dates are the original maturity dates.

BRL --Brazilian Real
COP --Columbian Peso
EUR --Euro
GBP --British Pound

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)


OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                           CONTRACT     IN EXCHANGE    DELIVERY   UNREALIZED   UNREALIZED
     COUNTERPARTY         TO DELIVER        FOR          DATE    APPRECIATION DEPRECIATION
------------------------------------------------------------------------------------------
JPMorgan Chase Bank N.A EUR 23,300,000 USD 25,807,779 04/10/2015  $  751,791    $     --
                        EUR 16,600,000 USD 18,219,994 04/24/2015     365,693          --
                        EUR    650,000 USD    697,187 04/24/2015          --      (1,927)
                        GBP  6,700,000 USD 10,225,071 04/10/2015     286,824          --
                        GBP    149,358 USD    220,000 04/10/2015          --      (1,546)
                        USD  2,764,283 EUR  2,500,000 04/10/2015          --     (75,872)
                        USD    656,781 GBP    432,000 04/10/2015          --     (15,986)
                                                                  ----------    --------
         Net Unrealized Appreciation/(Depreciation)....           $1,404,308    $(95,331)
                                                                  ==========    ========

EUR --Euro
GBP --British Pound
USD --United States Dollar

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2015 (see Note 3):

                                         LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                             QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
-                                        --------------------- ----------------- ---------------------- ------------
ASSETS:
Investments at Value:*
----------------------
Asset Backed Securities.................      $       --         $  4,239,883           $     --        $  4,239,883
U.S. Corporate Bonds & Notes:
  Airlines..............................              --            2,934,969             58,504           2,993,473
  Gambling (Non-Hotel)..................              --                   --              4,685               4,685
  Rubber/Plastic Products...............              --                   --                  0                   0
  Other Industries......................              --          215,547,966                 --         215,547,966
Foreign Corporate Bonds & Notes:
  Special Purpose Entity................              --                   --                  0                   0
  Other Industries......................              --          115,517,412                 --         115,517,412
Foreign Government Obligations..........              --           67,953,306                 --          67,953,306
U.S. Government Agencies................              --           19,709,681                 --          19,709,681
U.S. Government Treasuries..............              --            3,457,092                 --           3,457,092
Loans...................................              --            5,911,839                 --           5,911,839
Municipal Bonds & Notes.................              --            1,898,987                 --           1,898,987
Common Stocks...........................              --                   --            494,163             494,163
Preferred Securities....................       1,785,457                   --                 --           1,785,457
Preferred Securities/Capital Securities.              --           21,983,204                 --          21,983,204
Short-Term Investment Securities........              --            7,762,000                 --           7,762,000
Repurchase Agreement....................              --              365,000                 --             365,000
                                              ----------         ------------           --------        ------------
TOTAL INVESTMENTS AT VALUE..............      $1,785,457         $467,281,339           $557,352        $469,624,148
                                              ==========         ============           ========        ============
Other Financial Instruments:+
-----------------------------
Open Forward Foreign Currency Contracts.      $       --         $  1,404,308           $     --        $  1,404,308
                                              ==========         ============           ========        ============
LIABILITIES:
Other Financial Instruments:+
-----------------------------
Open Forward Foreign Currency Contracts.      $       --         $     95,331           $     --        $     95,331
                                              ==========         ============           ========        ============

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.
+ Other financial instruments are derivative instruments, not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no material transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments were not considered a material portion of the Fund.

See Notes to Financial Statements

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO PROFILE -- MARCH 31, 2015 -- (UNAUDITED)

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO PROFILE -- MARCH 31, 2015 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                  Oil Companies-Exploration & Production. 4.8%
                  Medical-Hospitals...................... 4.6
                  Casino Hotels.......................... 3.4
                  Cable/Satellite TV..................... 2.7
                  Telephone-Integrated................... 2.7
                  Cellular Telecom....................... 2.6
                  Television............................. 2.5
                  Food-Misc./Diversified................. 2.4
                  Medical-Drugs.......................... 2.4
                  Airlines............................... 2.4
                  Broadcast Services/Program............. 2.2
                  Data Processing/Management............. 1.9
                  Auto-Cars/Light Trucks................. 1.7
                  Distribution/Wholesale................. 1.6
                  Hotels/Motels.......................... 1.6
                  Pipelines.............................. 1.6
                  Computers-Integrated Systems........... 1.5
                  Telecom Services....................... 1.5
                  Applications Software.................. 1.4
                  Commercial Services.................... 1.4
                  Real Estate Management/Services........ 1.3
                  Finance-Auto Loans..................... 1.2
                  Electronic Components-Semiconductors... 1.2
                  Building Products-Cement............... 1.2
                  Independent Power Producers............ 1.2
                  Commercial Services-Finance............ 1.1
                  Chemicals-Diversified.................. 1.1
                  Building & Construction Products-Misc.. 1.1
                  Auto/Truck Parts & Equipment-Original.. 1.1
                  Dialysis Centers....................... 1.1
                  Food-Catering.......................... 1.1
                  Building-Residential/Commercial........ 1.0
                  Computer Services...................... 0.9
                  Medical-Outpatient/Home Medical........ 0.9
                  Finance-Consumer Loans................. 0.9
                  Aerospace/Defense-Equipment............ 0.8
                  Containers-Metal/Glass................. 0.8
                  Satellite Telecom...................... 0.8
                  Publishing-Newspapers.................. 0.8
                  Medical Labs & Testing Services........ 0.8
                  Workers Comp/Injury Services........... 0.8
                  Rental Auto/Equipment.................. 0.7
                  Medical-HMO............................ 0.7
                  Steel-Producers........................ 0.7
                  Racetracks............................. 0.7
                  Gambling (Non-Hotel)................... 0.7
                  Oil & Gas Drilling..................... 0.6
                  Diversified Banking Institutions....... 0.6
                  Containers-Paper/Plastic............... 0.6
                  Energy-Alternate Sources............... 0.6
                  Specified Purpose Acquisitions......... 0.6
                  Consumer Products-Misc................. 0.6
                  Banks-Mortgage......................... 0.6
                  Computers-Periphery Equipment.......... 0.6
                  Human Resources........................ 0.6
                  Medical Products....................... 0.6
                  Advertising Sales...................... 0.6
                  Machinery-General Industrial........... 0.6
                  Diversified Minerals................... 0.5
                  Electric-Integrated.................... 0.5
                  Real Estate Investment Trusts.......... 0.5
                  Insurance-Property/Casualty............ 0.5

                Paper & Related Products.................  0.5%
                Multimedia...............................  0.5
                Retail-Drug Store........................  0.5
                Finance-Leasing Companies................  0.5
                Retail-Leisure Products..................  0.5
                Leisure Products.........................  0.5
                Internet Security........................  0.4
                Printing-Commercial......................  0.4
                Security Services........................  0.4
                Leisure Games............................  0.4
                Retail-Restaurants.......................  0.4
                MRI/Medical Diagnostic Imaging...........  0.4
                Bicycle Manufacturing....................  0.4
                Diversified Manufacturing Operations.....  0.4
                Diversified Operations...................  0.4
                Professional Sports......................  0.4
                Machinery-Electrical.....................  0.4
                Physical Therapy/Rehabilitation Centers..  0.4
                Casino Services..........................  0.4
                Theaters.................................  0.3
                Diagnostic Kits..........................  0.3
                Retail-Discount..........................  0.3
                Semiconductor Equipment..................  0.3
                Finance-Mortgage Loan/Banker.............  0.3
                Finance-Investment Banker/Broker.........  0.3
                Food-Baking..............................  0.3
                Diagnostic Equipment.....................  0.3
                Insurance-Multi-line.....................  0.3
                Investment Management/Advisor Services...  0.3
                Physicians Practice Management...........  0.3
                Banks-Commercial.........................  0.2
                Non-Hazardous Waste Disposal.............  0.2
                Educational Software.....................  0.2
                Office Automation & Equipment............  0.2
                Retail-Arts & Crafts.....................  0.2
                Finance-Other Services...................  0.2
                Coal.....................................  0.2
                Oil Refining & Marketing.................  0.2
                Internet Financial Services..............  0.2
                Engineering/R&D Services.................  0.2
                Metal-Diversified........................  0.2
                Gas-Distribution.........................  0.2
                Retail-Pawn Shops........................  0.2
                Food-Retail..............................  0.2
                E-Commerce/Services......................  0.2
                Rubber/Plastic Products..................  0.2
                Building & Construction-Misc.............  0.2
                Retail-Propane Distribution..............  0.2
                Chemicals-Specialty......................  0.1
                Machinery-Construction & Mining..........  0.1
                Home Decoration Products.................  0.1
                Retail-Pet Food & Supplies...............  0.1
                Shipbuilding.............................  0.1
                Chemicals-Plastics.......................  0.1
                Building Products-Doors & Windows........  0.1
                Internet Connectivity Services...........  0.1
                Auto/Truck Parts & Equipment-Replacement.  0.1
                Banks-Super Regional.....................  0.1
                                                          ----
                                                          96.9%
                                                          ====

--------
*Calculated as a percentage of net assets

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO PROFILE -- MARCH 31, 2015 -- (UNAUDITED) (CONTINUED)


CREDIT QUALITY ALLOCATION+#

                               A..........   0.2%
                               Baa........   1.1
                               Ba.........  33.0
                               B..........  50.3
                               Caa........  11.1
                               Ca.........   0.1
                               Not Rated@.   4.2
                                           -----
                                           100.0%
                                           =====

--------
+Source: Moody's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                AMOUNT     (NOTE 3)
      --------------------------------------------------------------------
      CONVERTIBLE BONDS & NOTES -- 0.0%
      MEDICAL-DRUGS -- 0.0%
        Savient Pharmaceuticals, Inc.
         Escrow Notes
         4.75% due 02/01/2018+(1)(2)
         (cost $387,640)............................ $  745,000 $        0
                                                                ----------
      U.S. CORPORATE BONDS & NOTES -- 47.9%
      AIRLINES -- 0.4%
        American Airlines Group, Inc.
         Company Guar. Notes
         4.63% due 03/01/2020*......................    245,000    239,947
        US Airways Pass Through Trust
         Series 2012-2, Class C
         5.45% due 06/03/2018.......................    500,000    513,750
                                                                ----------
                                                                   753,697
                                                                ----------
      APPLICATIONS SOFTWARE -- 0.2%
        Emdeon, Inc.
         Company Guar. Notes
         11.00% due 12/31/2019......................    420,000    458,325
                                                                ----------
      AUTO-CARS/LIGHT TRUCKS -- 0.6%
        FCA US LLC/CG Co-Issuer, Inc.
         Sec. Notes
         8.00% due 06/15/2019.......................    465,000    487,669
        General Motors Co.
         Senior Notes
         4.88% due 10/02/2023.......................    665,000    720,005
                                                                ----------
                                                                 1,207,674
                                                                ----------
      AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.3%
        Dana Holding Corp.
         Senior Notes
         5.50% due 12/15/2024.......................    155,000    159,650
        MPG Holdco I, Inc.
         Company Guar. Notes
         7.38% due 10/15/2022*......................    340,000    363,375
                                                                ----------
                                                                   523,025
                                                                ----------
      BANKS-COMMERCIAL -- 0.2%
        CIT Group, Inc.
         Senior Notes
         5.50% due 02/15/2019*......................    430,000    447,200
                                                                ----------
      BANKS-MORTGAGE -- 0.6%
        Provident Funding Associates LP/
         PFG Finance Corp.
         Company Guar. Notes
         6.75% due 06/15/2021*......................  1,205,000  1,147,762
                                                                ----------
      BROADCAST SERVICES/PROGRAM -- 1.2%
        Clear Channel Worldwide Holdings, Inc.
         Company Guar. Notes
         7.63% due 03/15/2020.......................  1,425,000  1,499,812
        iHeartCommunications, Inc.
         Senior Sec. Notes
         9.00% due 12/15/2019.......................    500,000    495,000
        iHeartCommunications, Inc.
         Senior Notes
         10.00% due 01/15/2018......................    260,000    221,000
                                                                ----------
                                                                 2,215,812
                                                                ----------

                                                      PRINCIPAL   VALUE
                   SECURITY DESCRIPTION                AMOUNT    (NOTE 3)
      --------------------------------------------------------------------
      BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 1.1%
        Builders FirstSource, Inc.
         Senior Sec. Notes
         7.63% due 06/01/2021*....................... $415,000  $  418,113
        Building Materials Corp.
         Senior Notes
         5.38% due 11/15/2024*.......................  180,000     182,700
        NCI Building Systems, Inc.
         Company Guar. Notes
         8.25% due 01/15/2023*.......................  425,000     449,437
        Nortek, Inc.
         Company Guar. Notes
         8.50% due 04/15/2021........................  960,000   1,027,200
                                                                ----------
                                                                 2,077,450
                                                                ----------
      BUILDING PRODUCTS-CEMENT -- 0.3%
        Cemex Finance LLC
         Senior Sec. Notes
         6.00% due 04/01/2024*.......................  490,000     488,775
                                                                ----------
      BUILDING-RESIDENTIAL/COMMERCIAL -- 1.0%
        DR Horton, Inc.
         Company Guar. Notes
         4.00% due 02/15/2020........................  180,000     182,520
        Lennar Corp.
         Company Guar. Notes
         4.50% due 11/15/2019........................  355,000     364,762
        Standard Pacific Corp.
         Company Guar. Notes
         6.25% due 12/15/2021........................  300,000     318,000
        Taylor Morrison Communities, Inc./Monarch
         Communities, Inc.
         Company Guar. Notes
         5.25% due 04/15/2021*.......................  400,000     396,000
        TRI Pointe Holdings, Inc.
         Senior Notes
         4.38% due 06/15/2019*.......................  230,000     224,538
        TRI Pointe Holdings, Inc.
         Senior Notes
         5.88% due 06/15/2024*.......................  400,000     391,000
                                                                ----------
                                                                 1,876,820
                                                                ----------
      CABLE/SATELLITE TV -- 2.5%
        CCO Holdings LLC/CCO Holdings Capital Corp.
         Company Guar. Notes
         5.13% due 02/15/2023........................   25,000      25,250
        CCO Holdings LLC/CCO Holdings Capital Corp.
         Company Guar. Notes
         5.25% due 09/30/2022........................  185,000     189,162
        CCO Holdings LLC/CCO Holdings Capital Corp.
         Company Guar. Notes
         5.75% due 09/01/2023........................  125,000     130,625
        CCO Holdings LLC/CCO Holdings Capital Corp.
         Company Guar. Notes
         6.63% due 01/31/2022........................  580,000     619,875
        CCO Holdings LLC/CCO Holdings Capital Corp.
         Company Guar. Notes
         7.38% due 06/01/2020........................  365,000     390,094

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT     (NOTE 3)
     --------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     CABLE/SATELLITE TV (CONTINUED)
       Cequel Communications Holdings I LLC/
        Cequel Capital Corp.
        Senior Notes
        5.13% due 12/15/2021*....................... $  570,000 $  570,000
       CSC Holdings LLC
        Senior Notes
        5.25% due 06/01/2024*.......................    775,000    790,500
       DISH DBS Corp.
        Company Guar. Notes
        6.75% due 06/01/2021........................  1,320,000  1,405,800
       RCN Telecom Services LLC/RCN Capital Corp.
        Senior Notes
        8.50% due 08/15/2020*.......................    530,000    561,800
                                                                ----------
                                                                 4,683,106
                                                                ----------
     CASINO HOTELS -- 1.2%
       Boyd Gaming Corp.
        Company Guar. Notes
        9.00% due 07/01/2020........................    600,000    647,250
       Caesars Entertainment Resort Properties LLC
        Senior Sec. Notes
        8.00% due 10/01/2020........................    485,000    481,362
       MGM Resorts International
        Company Guar. Notes
        6.75% due 10/01/2020........................  1,000,000  1,072,500
                                                                ----------
                                                                 2,201,112
                                                                ----------
     CASINO SERVICES -- 0.3%
       Scientific Games International, Inc.
        Senior Sec. Notes
        7.00% due 01/01/2022*.......................    455,000    465,238
                                                                ----------
     CELLULAR TELECOM -- 2.4%
       Sprint Corp.
        Company Guar. Notes
        7.25% due 09/15/2021........................    615,000    618,075
       Sprint Corp.
        Company Guar. Notes
        7.88% due 09/15/2023........................  1,050,000  1,071,000
       Syniverse Holdings, Inc.
        Company Guar. Notes
        9.13% due 01/15/2019........................  1,000,000    985,000
       T-Mobile USA, Inc.
        Company Guar. Notes
        6.50% due 01/15/2024........................    125,000    130,625
       T-Mobile USA, Inc.
        Company Guar. Notes
        6.63% due 11/15/2020........................    645,000    674,025
       T-Mobile USA, Inc.
        Company Guar. Notes
        6.73% due 04/28/2022........................    955,000  1,005,137
                                                                ----------
                                                                 4,483,862
                                                                ----------
     CHEMICALS-PLASTICS -- 0.1%
       Hexion US Finance Corp.
        Senior Sec. Notes
        6.63% due 04/15/2020........................    230,000    210,450
                                                                ----------

                                                        PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                   AMOUNT     (NOTE 3)
   -------------------------------------------------------------------------
   CHEMICALS-SPECIALTY -- 0.1%
     Tronox Finance LLC
      Company Guar. Notes
      6.38% due 08/15/2020............................. $  250,000 $  244,375
                                                                   ----------
   COMMERCIAL SERVICES -- 0.3%
     ServiceMaster Co.
      Company Guar. Notes
      7.00% due 08/15/2020.............................    536,000    569,500
                                                                   ----------
   COMMERCIAL SERVICES-FINANCE -- 0.3%
     Interactive Data Corp.
      Company Guar. Notes
      5.88% due 04/15/2019*............................    640,000    646,400
                                                                   ----------
   COMPUTER SERVICES -- 0.3%
     SunGard Data Systems, Inc.
      Company Guar. Notes
      6.63% due 11/01/2019.............................    515,000    530,450
                                                                   ----------
   COMPUTERS-INTEGRATED SYSTEMS -- 0.2%
     Project Homestake Merger Corp.
      Company Guar. Notes
      8.88% due 03/01/2023*............................    440,000    441,100
                                                                   ----------
   DATA PROCESSING/MANAGEMENT -- 0.9%
     First Data Corp.
      Sec. Notes
      8.25% due 01/15/2021*............................  1,189,000  1,272,230
     First Data Corp.
      Company Guar. Notes
      11.75% due 08/15/2021............................    330,000    381,562
                                                                   ----------
                                                                    1,653,792
                                                                   ----------
   DIAGNOSTIC KITS -- 0.3%
     Alere, Inc.
      Company Guar. Notes
      6.50% due 06/15/2020.............................    600,000    619,500
                                                                   ----------
   DISTRIBUTION/WHOLESALE -- 0.5%
     American Builders & Contractors Supply Co., Inc.
      Senior Notes
      5.63% due 04/15/2021*............................    115,000    116,438
     HD Supply, Inc.
      Senior Sec. Notes
      5.25% due 12/15/2021*............................    705,000    726,150
                                                                   ----------
                                                                      842,588
                                                                   ----------
   DIVERSIFIED MANUFACTURING OPERATIONS -- 0.4%
     JM Huber Corp.
      Senior Notes
      9.88% due 11/01/2019*............................    675,000    729,844
                                                                   ----------
   DIVERSIFIED OPERATIONS -- 0.4%
     Bombardier, Inc.
      Senior Notes
      4.75% due 04/15/2019*............................    735,000    720,300
                                                                   ----------
   E-COMMERCE/SERVICES -- 0.2%
     Netflix, Inc.
      Senior Notes
      5.50% due 02/15/2022*............................    350,000    357,875
                                                                   ----------

52

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                      PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                 AMOUNT     (NOTE 3)
     ---------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     ELECTRIC-INTEGRATED -- 0.1%
       Texas Competitive Electric Holdings Co. LLC/
        TCEH Finance, Inc.
        Senior Sec. Notes
        11.50% due 10/01/2020*+(3)(4)................ $  295,000 $  184,375
                                                                 ----------
     ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.6%
       Freescale Semiconductor, Inc.
        Senior Sec. Notes
        6.00% due 01/15/2022*........................  1,065,000  1,159,519
                                                                 ----------
     ENERGY-ALTERNATE SOURCES -- 0.2%
       TerraForm Power Operating LLC
        Company Guar. Notes
        5.88% due 02/01/2023*........................    380,000    394,250
                                                                 ----------
     FINANCE-AUTO LOANS -- 1.2%
       Ally Financial, Inc.
        Senior Notes
        3.25% due 02/13/2018.........................    185,000    183,150
       Ally Financial, Inc.
        Senior Notes
        4.13% due 03/30/2020.........................  1,910,000  1,898,062
       Ally Financial, Inc.
        Senior Notes
        4.13% due 02/13/2022.........................    200,000    195,000
                                                                 ----------
                                                                  2,276,212
                                                                 ----------
     FINANCE-CONSUMER LOANS -- 0.9%
       Springleaf Finance Corp.
        Senior Notes
        5.25% due 12/15/2019.........................  1,210,000  1,196,387
       TMX Finance LLC/TitleMax Finance Corp.
        Senior Sec. Notes
        8.50% due 09/15/2018*........................    600,000    426,000
                                                                 ----------
                                                                  1,622,387
                                                                 ----------
     FINANCE-INVESTMENT BANKER/BROKER -- 0.3%
       E*TRADE Financial Corp.
        Senior Notes
        5.38% due 11/15/2022.........................    530,000    559,150
                                                                 ----------
     FINANCE-OTHER SERVICES -- 0.2%
       Nationstar Mtg. LLC/Nationstar Capital Corp.
        Company Guar. Notes
        6.50% due 07/01/2021.........................    415,000    402,550
                                                                 ----------
     FOOD-CATERING -- 0.6%
       Aramark Services, Inc.
        Company Guar. Notes
        5.75% due 03/15/2020.........................    985,000  1,029,325
                                                                 ----------
     FOOD-MISC./DIVERSIFIED -- 0.2%
       Dole Food Co., Inc.
        Senior Secured Notes
        7.25% due 05/01/2019*........................    450,000    456,750
                                                                 ----------
     GAMBLING (NON-HOTEL) -- 0.3%
       International Game Technology PLC
        Senior Sec. Notes
        5.63% due 02/15/2020.........................    405,000    395,685

                                                        PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                   AMOUNT    (NOTE 3)
    -----------------------------------------------------------------------
    GAMBLING (NON-HOTEL) (CONTINUED)
      International Game Technology PLC
       Senior Sec. Notes
       6.25% due 02/15/2022............................ $205,000  $  200,388
                                                                  ----------
                                                                     596,073
                                                                  ----------
    GAS-DISTRIBUTION -- 0.2%
      NGL Energy Partners LP/NGL Energy Finance Corp.
       Company Guar. Notes
       5.13% due 07/15/2019............................  385,000     377,300
                                                                  ----------
    HOME DECORATION PRODUCTS -- 0.1%
      RSI Home Products, Inc.
       Sec. Notes
       6.50% due 03/15/2023*...........................  225,000     228,938
                                                                  ----------
    INDEPENDENT POWER PRODUCERS -- 0.3%
      Dynegy Finance I, Inc./Dynegy Finance II, Inc.
       Senior Sec. Notes
       7.38% due 11/01/2022*...........................  190,000     199,737
      Dynegy Finance I, Inc./Dynegy Finance II, Inc.
       Senior Sec. Notes
       7.63% due 11/01/2024*...........................  115,000     120,463
      Dynegy, Inc.
       Company Guar. Notes
       5.88% due 06/01/2023............................  195,000     189,638
                                                                  ----------
                                                                     509,838
                                                                  ----------
    INSURANCE-MULTI-LINE -- 0.3%
      Genworth Holdings, Inc.
       Company Guar. Notes
       4.90% due 08/15/2023............................  605,000     517,275
                                                                  ----------
    INTERNET CONNECTIVITY SERVICES -- 0.1%
      Zayo Group LLC/Zayo Capital, Inc.
       Senior Sec. Notes
       8.13% due 01/01/2020............................  121,000     127,958
      Zayo Group LLC/Zayo Capital, Inc.
       Company Guar. Notes
       10.13% due 07/01/2020...........................   62,000      70,215
                                                                  ----------
                                                                     198,173
                                                                  ----------
    MACHINERY-CONSTRUCTION & MINING -- 0.1%
      Oshkosh Corp.
       Company Guar. Notes
       5.38% due 03/01/2025*...........................  230,000     236,900
                                                                  ----------
    MEDICAL LABS & TESTING SERVICES -- 0.1%
      inVentiv Health, Inc.
       Senior Sec. Notes
       9.00% due 01/15/2018*...........................  165,000     173,250
                                                                  ----------
    MEDICAL PRODUCTS -- 0.6%
      Biomet, Inc.
       Company Guar. Notes
       6.50% due 08/01/2020............................  275,000     291,500
      Biomet, Inc.
       Company Guar. Notes
       6.50% due 10/01/2020............................  745,000     782,250
                                                                  ----------
                                                                   1,073,750
                                                                  ----------

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT     (NOTE 3)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        MEDICAL-DRUGS -- 2.0%
          Endo Finance LLC & Endo Finco, Inc.
           Company Guar. Notes
           5.38% due 01/15/2023*................. $  460,000 $  458,850
          Pinnacle Merger Sub, Inc.
           Senior Notes
           9.50% due 10/01/2023*.................    421,000    467,310
          Salix Pharmaceuticals, Ltd.
           Company Guar. Notes
           6.00% due 01/15/2021*.................    865,000    959,069
          Valeant Pharmaceuticals International
           Senior Notes
           6.13% due 04/15/2025*.................    215,000    222,525
          Valeant Pharmaceuticals International
           Company Guar. Notes
           7.25% due 07/15/2022*.................    725,000    766,687
          VRX Escrow Corp.
           Senior Notes
           5.38% due 03/15/2020*.................    415,000    418,631
          VRX Escrow Corp.
           Senior Notes
           5.88% due 05/15/2023*.................    440,000    451,000
                                                             ----------
                                                              3,744,072
                                                             ----------
        MEDICAL-HMO -- 0.7%
          Centene Corp.
           Senior Notes
           4.75% due 05/15/2022..................    600,000    622,500
          MPH Acquisition Holdings LLC
           Company Guar. Notes
           6.63% due 04/01/2022*.................    395,000    409,319
          WellCare Health Plans, Inc.
           Senior Notes
           5.75% due 11/15/2020..................    270,000    283,500
                                                             ----------
                                                              1,315,319
                                                             ----------
        MEDICAL-HOSPITALS -- 4.0%
          CHS/Community Health Systems, Inc.
           Senior Sec. Notes
           5.13% due 08/15/2018..................    405,000    417,656
          CHS/Community Health Systems, Inc.
           Company Guar. Notes
           6.88% due 02/01/2022..................  1,865,000  1,993,219
          HCA, Inc.
           Company Guar. Notes
           5.38% due 02/01/2025..................    260,000    272,675
          HCA, Inc.
           Senior Sec. Notes
           6.50% due 02/15/2020..................  2,030,000  2,285,780
          Tenet Healthcare Corp.
           Senior Notes
           5.00% due 03/01/2019*.................    760,000    754,300
          Tenet Healthcare Corp.
           Senior Sec. Notes
           6.00% due 10/01/2020..................    750,000    795,000
          Tenet Healthcare Corp.
           Senior Notes
           8.13% due 04/01/2022..................    775,000    854,437
                                                             ----------
                                                              7,373,067
                                                             ----------

                                                        PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                   AMOUNT    (NOTE 3)
    -----------------------------------------------------------------------
    MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.4%
      Amsurg Corp.
       Company Guar. Notes
       5.63% due 07/15/2022............................ $695,000  $  710,638
                                                                  ----------
    MRI/MEDICAL DIAGNOSTIC IMAGING -- 0.4%
      Surgical Care Affiliates, Inc.
       Company Guar. Notes
       6.00% due 04/01/2023*...........................  734,000     739,505
                                                                  ----------
    OFFICE AUTOMATION & EQUIPMENT -- 0.2%
      CDW LLC/CDW Finance Corp.
       Company Guar. Notes
       6.00% due 08/15/2022............................  410,000     440,115
                                                                  ----------
    OIL & GAS DRILLING -- 0.2%
      Helmerich & Payne International Drilling Co.
       Company Guar. Notes
       4.65% due 03/15/2025*...........................  375,000     388,355
                                                                  ----------
    OIL COMPANIES-EXPLORATION & PRODUCTION -- 4.0%
      Antero Resources Corp.
       Company Guar. Notes
       5.38% due 11/01/2021............................  130,000     126,100
      Antero Resources Corp.
       Company Guar. Notes
       5.63% due 06/01/2023*...........................  190,000     188,100
      Antero Resources Corp.
       Company Guar. Notes
       6.00% due 12/01/2020............................  350,000     350,175
      Blue Racer Midstream LLC/Blue Racer
       Finance Corp.
       Company Guar. Notes
       6.13% due 11/15/2022*...........................  285,000     292,838
      Bonanza Creek Energy, Inc.
       Company Guar. Notes
       6.75% due 04/15/2021............................  425,000     413,313
      California Resources Corp.
       Company Guar. Notes
       5.00% due 01/15/2020*...........................  270,000     243,675
      Carrizo Oil & Gas, Inc.
       Company Guar. Notes
       7.50% due 09/15/2020............................  445,000     457,237
      Chesapeake Energy Corp.
       Company Guar. Notes
       6.63% due 08/15/2020............................  575,000     593,687
      Diamondback Energy, Inc.
       Company Guar. Notes
       7.63% due 10/01/2021............................  570,000     599,925
      Endeavor Energy Resources LP/EER Finance, Inc.
       Senior Notes
       7.00% due 08/15/2021*...........................   55,000      53,075
      EP Energy LLC/Everest Acquisition Finance, Inc.
       Company Guar. Notes
       9.38% due 05/01/2020............................  964,000   1,009,790
      Gulfport Energy Corp.
       Company Guar. Notes
       7.75% due 11/01/2020............................  345,000     353,625
      Halcon Resources Corp.
       Company Guar. Notes
       8.88% due 05/15/2021............................  650,000     451,750

54

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                      PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                 AMOUNT    (NOTE 3)
     ---------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     OIL COMPANIES-EXPLORATION & PRODUCTION (CONTINUED)
       Laredo Petroleum, Inc.
        Company Guar. Notes
        6.25% due 03/15/2023......................... $180,000  $  179,550
       Newfield Exploration Co.
        Senior Notes
        5.38% due 01/01/2026.........................  635,000     641,429
       Range Resources Corp.
        Company Guar. Notes
        6.75% due 08/01/2020.........................   20,000      20,750
       Rosetta Resources, Inc.
        Company Guar. Notes
        5.63% due 05/01/2021.........................  365,000     343,100
       Rosetta Resources, Inc.
        Company Guar. Notes
        5.88% due 06/01/2022.........................  430,000     405,275
       SM Energy Co.
        Senior Notes
        6.13% due 11/15/2022*........................  405,000     402,975
       WPX Energy, Inc.
        Senior Notes
        5.25% due 09/15/2024.........................  270,000     237,465
       WPX Energy, Inc.
        Senior Notes
        6.00% due 01/15/2022.........................   91,000      84,630
                                                                ----------
                                                                 7,448,464
                                                                ----------
     OIL REFINING & MARKETING -- 0.2%
       Sunoco LP/Sunoco Finance Corp.
        Company Guar. Notes
        6.38% due 04/01/2023*........................  380,000     391,400
                                                                ----------
     PAPER & RELATED PRODUCTS -- 0.5%
       Cascades, Inc.
        Senior Notes
        5.50% due 07/15/2022*........................  675,000     685,125
       Mercer International, Inc.
        Company Guar.
        Notes 7.00% due 12/01/2019...................  230,000     238,050
                                                                ----------
                                                                   923,175
                                                                ----------
     PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.4%
       HealthSouth Corp.
        Company Guar. Notes
        5.75% due 11/01/2024.........................  650,000     676,000
                                                                ----------
     PHYSICIANS PRACTICE MANAGEMENT -- 0.3%
       Envision Healthcare Corp.
        Company Guar. Notes
        5.13% due 07/01/2022*........................  480,000     490,800
                                                                ----------
     PIPELINES -- 1.6%
       Crestwood Midstream Partners LP/Crestwood
        Midstream Finance Corp.
        Company Guar. Notes
        6.25% due 04/01/2023*........................  750,000     757,500
       Energy Transfer Equity LP
        Senior Sec. Notes
        7.50% due 10/15/2020.........................  571,000     639,520
       Kinder Morgan, Inc.
        Company Guar. Notes
        6.50% due 09/15/2020.........................  430,000     497,794

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT     (NOTE 3)
     --------------------------------------------------------------------
     PIPELINES (CONTINUED)
       Kinder Morgan, Inc.
        Company Guar. Notes
        7.00% due 06/15/2017........................ $  180,000 $  198,547
       MarkWest Energy Partners LP/MarkWest Energy
        Finance Corp.
        Company Guar. Notes
        4.88% due 12/01/2024........................    575,000    587,880
       Sabine Pass Liquefaction LLC
        Senior Sec. Notes
        6.25% due 03/15/2022........................    200,000    206,750
                                                                ----------
                                                                 2,887,991
                                                                ----------
     PRINTING-COMMERCIAL -- 0.4%
       Quad/Graphics, Inc.
        Company Guar. Notes
        7.00% due 05/01/2022*.......................    835,000    803,688
                                                                ----------
     PUBLISHING-NEWSPAPERS -- 0.8%
       Gannett Co., Inc.
        Company Guar. Notes
        4.88% due 09/15/2021*.......................    325,000    331,500
       Gannett Co., Inc.
        Company Guar. Notes
        5.13% due 10/15/2019........................    990,000  1,037,025
       Gannett Co., Inc.
        Company Guar. Notes
        5.50% due 09/15/2024*.......................     60,000     62,775
                                                                ----------
                                                                 1,431,300
                                                                ----------
     RACETRACKS -- 0.7%
       GLP Capital LP/GLP Financing II, Inc.
        Company Guar. Notes
        4.88% due 11/01/2020........................    610,000    625,250
       Penn National Gaming, Inc.
        Senior Notes
        5.88% due 11/01/2021........................    660,000    655,050
                                                                ----------
                                                                 1,280,300
                                                                ----------
     REAL ESTATE INVESTMENT TRUSTS -- 0.5%
       iStar Financial, Inc.
        Senior Notes
        5.00% due 07/01/2019........................  1,000,000  1,000,000
                                                                ----------
     RENTAL AUTO/EQUIPMENT -- 0.5%
       Ahern Rentals, Inc.
        Secured Notes
        9.50% due 06/15/2018*.......................    400,000    423,500
       Hertz Corp.
        Company Guar. Notes
        6.25% due 10/15/2022........................    445,000    459,462
                                                                ----------
                                                                   882,962
                                                                ----------
     RETAIL-ARTS & CRAFTS -- 0.2%
       Michaels Stores, Inc.
        Company Guar. Notes
        5.88% due 12/15/2020*.......................    405,000    416,138
                                                                ----------
     RETAIL-DISCOUNT -- 0.3%
       Family Tree Escrow LLC
        Senior Notes
        5.25% due 03/01/2020*.......................    195,000    204,263

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                        PRINCIPAL  VALUE
                   SECURITY DESCRIPTION                  AMOUNT   (NOTE 3)
     --------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     RETAIL-DISCOUNT (CONTINUED)
       Family Tree Escrow LLC
        Senior Notes
        5.75% due 03/01/2023*.......................... $385,000  $405,212
                                                                  --------
                                                                   609,475
                                                                  --------
     RETAIL-DRUG STORE -- 0.5%
       Rite Aid Corp.
        Company Guar. Notes
        6.13% due 04/01/2023*..........................  130,000   133,250
       Rite Aid Corp.
        Company Guar. Notes
        6.75% due 06/15/2021...........................  730,000   776,537
                                                                  --------
                                                                   909,787
                                                                  --------
     RETAIL-LEISURE PRODUCTS -- 0.5%
       Party City Holdings, Inc.
        Company Guar. Notes
        8.88% due 08/01/2020...........................  210,000   226,275
       PC Nextco Holdings LLC/PC Nextco Finance, Inc.
        Senior Notes
        8.75% due 08/15/2019(5)........................  640,000   651,200
                                                                  --------
                                                                   877,475
                                                                  --------
     RETAIL-PAWN SHOPS -- 0.2%
       First Cash Financial Services, Inc.
        Company Guar. Notes
        6.75% due 04/01/2021...........................  365,000   375,950
                                                                  --------
     RETAIL-PROPANE DISTRIBUTION -- 0.2%
       AmeriGas Finance LLC/AmeriGas Finance Corp.
        Company Guar. Notes
        6.75% due 05/20/2020...........................  120,000   126,300
       AmeriGas Finance LLC/AmeriGas Finance Corp.
        Company Guar. Notes
        7.00% due 05/20/2022...........................  145,000   155,513
                                                                  --------
                                                                   281,813
                                                                  --------
     RETAIL-RESTAURANTS -- 0.4%
       Landry's, Inc.
        Senior Notes
        9.38% due 05/01/2020*..........................  700,000   750,750
                                                                  --------
     RUBBER/PLASTIC PRODUCTS -- 0.0%
       Venture Holdings Co. LLC
        Company Guar. Notes
        11.00% due 06/01/2007+(1)(2)(6)(7).............  550,000         0
                                                                  --------
     SATELLITE TELECOM -- 0.3%
       DigitalGlobe, Inc.
        Company Guar. Notes
        5.25% due 02/01/2021*..........................  490,000   490,000
                                                                  --------
     SECURITY SERVICES -- 0.4%
       ADT Corp.
        Senior Notes
        6.25% due 10/15/2021...........................  745,000   793,425
                                                                  --------
     SEMICONDUCTOR EQUIPMENT -- 0.3%
       Entegris, Inc.
        Company Guar. Notes
        6.00% due 04/01/2022*..........................  580,000   604,650
                                                                  --------

                                                 PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT     (NOTE 3)
        ---------------------------------------------------------------
        SHIPBUILDING -- 0.1%
          Huntington Ingalls Industries, Inc.
           Company Guar. Notes
           5.00% due 12/15/2021*................ $  210,000 $   218,925
                                                            -----------
        SPECIFIED PURPOSE ACQUISITIONS -- 0.6%
          Argos Merger Sub, Inc.
           Senior Notes
           7.13% due 03/15/2023*................  1,135,000   1,176,144
                                                            -----------
        STEEL-PRODUCERS -- 0.7%
          AK Steel Corp.
           Company Guar. Notes
           7.63% due 05/15/2020.................    725,000     623,500
          United States Steel Corp.
           Senior Notes
           7.38% due 04/01/2020.................    681,000     691,419
                                                            -----------
                                                              1,314,919
                                                            -----------
        TELECOM SERVICES -- 0.2%
          West Corp.
           Company Guar. Notes
           5.38% due 07/15/2022*................    350,000     342,125
                                                            -----------
        TELEPHONE-INTEGRATED -- 1.8%
          Frontier Communications Corp.
           Senior Notes
           6.25% due 09/15/2021.................    945,000     947,362
          Level 3 Financing, Inc.
           Company Guar. Notes
           6.13% due 01/15/2021.................    330,000     346,087
          Level 3 Financing, Inc.
           Company Guar. Notes
           7.00% due 06/01/2020.................    149,000     159,058
          Level 3 Financing, Inc.
           Company Guar. Notes
           8.63% due 07/15/2020.................    945,000   1,024,144
          Windstream Corp.
           Company Guar. Notes
           7.75% due 10/15/2020.................    805,000     824,119
                                                            -----------
                                                              3,300,770
                                                            -----------
        TELEVISION -- 0.4%
          Univision Communications, Inc.
           Senior Sec. Notes
           5.13% due 05/15/2023*................    765,000     776,475
                                                            -----------
        THEATERS -- 0.3%
          AMC Entertainment, Inc.
           Company Guar. Notes
           9.75% due 12/01/2020.................    520,000     569,400
                                                            -----------
        TOTAL U.S. CORPORATE BONDS & NOTES
           (cost $89,187,742)...................             89,327,419
                                                            -----------
        FOREIGN CORPORATE BONDS & NOTES -- 6.4%
        AIRLINES -- 0.3%
          Air Canada
           Senior Sec. Notes
           6.75% due 10/01/2019*................    500,000     533,750
                                                            -----------
        AUTO-CARS/LIGHT TRUCKS -- 0.2%
          Jaguar Land Rover Automotive PLC
           Company Guar. Notes
           4.25% due 11/15/2019*................    380,000     390,450
                                                            -----------

56

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT     (NOTE 3)
     --------------------------------------------------------------------
     FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
     BUILDING PRODUCTS-CEMENT -- 0.3%
       Cemex SAB de CV
        Senior Sec. Notes
        5.70% due 01/11/2025*....................... $  510,000 $  503,115
                                                                ----------
     BUILDING PRODUCTS-DOORS & WINDOWS -- 0.1%
       Masonite International Corp.
        Company Guar. Notes
        5.63% due 03/15/2023*.......................    200,000    205,000
                                                                ----------
     CELLULAR TELECOM -- 0.2%
       Digicel Group, Ltd.
        Senior Notes
        8.25% due 09/30/2020*.......................    380,000    380,570
                                                                ----------
     CHEMICALS-DIVERSIFIED -- 0.9%
       INEOS Group Holdings SA
        Sec. Notes
        5.88% due 02/15/2019*.......................    450,000    444,937
       INEOS Group Holdings SA
        Sec. Notes
        6.13% due 08/15/2018*.......................  1,305,000  1,311,525
                                                                ----------
                                                                 1,756,462
                                                                ----------
     CONTAINERS-METAL/GLASS -- 0.4%
       Ardagh Finance Holdings SA
        Senior Notes
        8.63% due 06/15/2019*(5)(8).................    292,276    304,517
       Ardagh Packaging Finance PLC
        Company Guar. Notes
        6.00% due 06/30/2021*.......................    365,000    358,612
       Ardagh Packaging Finance PLC/Ardagh
        Holdings USA, Inc.
        Senior Notes
        7.00% due 11/15/2020*.......................     51,176     51,240
                                                                ----------
                                                                   714,369
                                                                ----------
     CRUISE LINES -- 0.0%
       NCL Corp. Ltd.
        Senior Notes
        5.25% due 11/15/2019*.......................     55,000     56,375
                                                                ----------
     ENGINEERING/R&D SERVICES -- 0.2%
       Abengoa Finance SAU
        Company Guar. Notes
        7.75% due 02/01/2020*.......................    395,000    379,200
                                                                ----------
     FINANCE-LEASING COMPANIES -- 0.5%
       Aircastle, Ltd.
        Senior Notes
        5.13% due 03/15/2021........................    840,000    877,800
                                                                ----------
     INDEPENDENT POWER PRODUCERS -- 0.2%
       Abengoa Yield PLC
        Company Guar. Notes
        7.00% due 11/15/2019*.......................    295,000    303,850
                                                                ----------
     MEDICAL-DRUGS -- 0.1%
       Valeant Pharmaceuticals International, Inc.
        Company Guar. Notes
        5.50% due 03/01/2023*.......................    235,000    236,763
                                                                ----------

                                                       PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                   AMOUNT     (NOTE 3)
   ------------------------------------------------------------------------
   METAL-DIVERSIFIED -- 0.2%
     Vedanta Resources PLC
      Senior Notes
      6.00% due 01/31/2019*........................... $  425,000 $  378,671
                                                                  ----------
   OIL & GAS DRILLING -- 0.0%
     Ensco PLC
      Senior Notes
      5.20% due 03/15/2025............................     83,000     83,129
                                                                  ----------
   OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.5%
     Harvest Operations Corp.
      Company Guar. Notes
      6.88% due 10/01/2017............................    520,000    473,200
     MEG Energy Corp.
      Company Guar. Notes
      7.00% due 03/31/2024*...........................    425,000    400,563
                                                                  ----------
                                                                     873,763
                                                                  ----------
   RENTAL AUTO/EQUIPMENT -- 0.2%
     United Rentals North America, Inc.
      Company Guar. Notes
      5.50% due 07/15/2025............................    465,000    473,719
                                                                  ----------
   SATELLITE TELECOM -- 0.5%
     Intelsat Jackson Holdings SA
      Company Guar. Notes
      5.50% due 08/01/2023............................    240,000    226,500
     Intelsat Jackson Holdings SA
      Company Guar. Notes
      7.25% due 04/01/2019............................    695,000    720,368
                                                                  ----------
                                                                     946,868
                                                                  ----------
   SPECIAL PURPOSE ENTITY -- 0.0%
     Hellas Telecommunications Luxembourg II SCA FRS
      Sub. Notes
      8.46% due 01/15/2015*+(1)(2)(6)(9)..............  1,025,000          0
                                                                  ----------
   TELECOM SERVICES -- 1.3%
     Altice Financing SA
      Senior Sec. Notes
      6.63% due 02/15/2023*...........................    400,000    412,000
     Altice Financing SA
      Senior Sec. Notes
      7.88% due 12/15/2019*...........................    350,000    371,000
     Altice Finco SA
      Senior Sec. Notes
      9.88% due 12/15/2020*...........................    455,000    503,912
     Altice SA
      Company Guar. Notes
      7.63% due 02/15/2025*...........................    390,000    390,731
     Digicel, Ltd.
      Company Guar. Notes
      6.75% due 03/01/2023*...........................    250,000    242,188
     UPCB Finance VI, Ltd.
      Senior Sec. Notes
      6.88% due 01/15/2022*...........................    400,000    427,000
                                                                  ----------
                                                                   2,346,831
                                                                  ----------

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT     (NOTE 3)
        ---------------------------------------------------------------
        FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
        TELEPHONE-INTEGRATED -- 0.3%
          Softbank Corp.
           Company Guar. Notes
           4.50% due 04/15/2020*................. $  545,000 $   556,581
                                                             -----------
        TOTAL FOREIGN CORPORATE BONDS & NOTES
           (cost $13,024,050)....................             11,997,266
                                                             -----------
        LOANS(10)(11)(15) -- 41.6%
        ADVERTISING SALES -- 0.6%
          Advantage Sales & Marketing, Inc. FRS
           1st Lien
           4.25% due 07/25/2021..................    527,350     526,597
          Advantage Sales & Marketing, Inc. FRS
           2nd Lien
           7.50% due 07/25/2022..................    515,000     514,871
                                                             -----------
                                                               1,041,468
                                                             -----------
        AEROSPACE/DEFENSE-EQUIPMENT -- 0.8%
          TransDigm, Inc. FRS
           BTL-D
           8.50% due 06/02/2021..................  1,492,481   1,489,060
                                                             -----------
        AIRLINES -- 1.7%
          American Airlines, Inc. FRS
           BTL
           3.75% due 06/27/2019..................  1,120,630   1,119,629
          American Airlines, Inc. FRS
           BTL-B
           4.25% due 10/12/2021..................    484,000     487,126
          LM US Member LLC FRS
           1st Lien
           4.75% due 10/25/2019..................    623,603     624,188
          LM US Member LLC FRS
           BTL
           4.75% due 10/25/2019..................     24,750      24,773
          LM US Member LLC FRS
           2nd Lien
           4.75% due 01/25/2021..................    250,000     246,250
          United Airlines, Inc. FRS
           BTL-B1
           3.25% due 09/15/2021..................    646,750     644,729
                                                             -----------
                                                               3,146,695
                                                             -----------
        APPLICATIONS SOFTWARE -- 1.2%
          Applied Systems, Inc. FRS
           2nd Lien
           7.50% due 01/22/2022..................    885,000     880,796
          Deltek, Inc. FRS
           2nd Lien
           3.25% due 10/10/2019..................     95,000      95,713
          Mitchell International, Inc. FRS
           2nd Lien
           4.25% due 10/11/2021..................    320,000     316,720
          Mitchell International, Inc. FRS
           BTL
           4.50% due 10/12/2020..................    885,449     885,228
                                                             -----------
                                                               2,178,457
                                                             -----------
        AUTO-CARS/LIGHT TRUCKS -- 0.9%
          FCA US LLC FRS
           BTL-B
           3.25% due 12/31/2018..................  1,595,970   1,592,312
                                                             -----------

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT     (NOTE 3)
         --------------------------------------------------------------
         AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.8%
           Cooper-Standard Automotive, Inc. FRS
            BTL
            3.25% due 04/04/2021................. $  797,990 $  795,596
           Federal-Mogul Holdings Corp. FRS
            BTL-C
            4.75% due 04/15/2021.................    548,622    546,701
           MPG Holdco I, Inc. FRS
            BTL-B
            4.25% due 10/20/2021.................    167,056    167,682
                                                             ----------
                                                              1,509,979
                                                             ----------
         AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 0.1%
           Allison Transmission, Inc. FRS
            BTL-B3
            3.50% due 08/23/2019.................    155,000    154,876
                                                             ----------
         BEVERAGES-NON-ALCOHOLIC -- 0.0%
           Le-Natures, Inc. FRS
            Escrow Loans
            9.36% due 03/01/2011+(1)(2)..........  1,200,000          0
                                                             ----------
         BICYCLE MANUFACTURING -- 0.4%
           SRAM LLC FRS
            1st Lien
            4.00% due 04/10/2020.................    735,461    733,622
                                                             ----------
         BLOODSTOCK SERVICES -- 0.0%
           NVA Holdings, Inc. FRS
            1st Lien
            4.75% due 08/14/2021.................     27,930     27,930
                                                             ----------
         BROADCAST SERVICES/PROGRAM -- 1.0%
           iHeartCommunications, Inc. FRS
            BTL-D
            3.25% due 01/30/2019.................  2,060,000  1,956,485
                                                             ----------
         BUILDING & CONSTRUCTION-MISC. -- 0.2%
           Brock Holdings III, Inc. FRS
            1st Lien
            4.00% due 03/16/2017.................    313,271    308,050
                                                             ----------
         BUILDING PRODUCTS-CEMENT -- 0.6%
           Headwaters Inc. FRS
            BTL-B
            4.00% due 03/11/2022.................    590,000    592,212
           Quikrete Holdings, Inc. FRS
            1st Lien
            6.75% due 09/26/2020.................    600,000    599,000
                                                             ----------
                                                              1,191,212
                                                             ----------
         BUILDING-RESIDENTIAL/COMMERCIAL -- 0.0%
           TOUSA, Inc. FRS
            Escrow Loans
            12.25% due 08/15/2013+(1)(2).........  2,037,810          0
                                                             ----------
         CABLE/SATELLITE TV -- 0.2%
           Ziggo NV FRS
            BTL-B2
            2.75% due 01/15/2022.................     95,319     94,634
           Ziggo NV FRS
            BTL-B3
            2.75% due 01/15/2022.................    156,766    155,639

58

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                PRINCIPAL    VALUE
                 SECURITY DESCRIPTION            AMOUNT     (NOTE 3)
          ----------------------------------------------------------
          LOANS (CONTINUED)
          CABLE/SATELLITE TV (CONTINUED)
            Ziggo NV FRS
             BTL-B1
             3.50% due 01/15/2022.............. $  147,915 $  146,852
                                                           ----------
                                                              397,125
                                                           ----------
          CASINO HOTELS -- 2.2%
            Boyd Gaming Corp. FRS
             BTL-B
             4.00% due 08/14/2020..............    628,314    628,609
            CityCenter Holdings LLC FRS
             BTL-B
             3.25% due 10/16/2020..............    650,000    652,166
            Golden Nugget, Inc. FRS
             Delayed Draw
             4.00% due 11/21/2019..............    139,220    139,916
            Golden Nugget, Inc. FRS
             BTL
             4.00% due 11/21/2019..............    324,846    326,470
            MGM Resorts International FRS
             BTL-B
             3.50% due 12/20/2019..............    897,704    894,712
            Peppermill Casinos, Inc. FRS
             BTL-B
             6.75% due 11/09/2018..............    792,958    792,958
            Station Casinos LLC FRS
             BTL-B
             4.25% due 03/02/2020..............    603,474    604,659
                                                           ----------
                                                            4,039,490
                                                           ----------
          CHEMICALS-DIVERSIFIED -- 0.2%
            Ineos US Finance LLC FRS
             BTL
             4.25% due 03/31/2022..............    365,000    364,924
                                                           ----------
          COAL -- 0.2%
            Arch Coal, Inc. FRS
             BTL-B
             6.25% due 05/16/2018..............    520,308    401,287
                                                           ----------
          COMMERCIAL SERVICES -- 1.1%
            Brickman Group, Ltd. FRS
             1st Lien
             4.00% due 12/18/2020..............    771,720    766,681
            Brickman Group, Ltd. FRS
             2nd Lien
             5.00% due 12/18/2021..............    515,000    515,644
            ServiceMaster Co. LLC FRS
             BTL-B
             4.25% due 07/01/2021..............    723,371    723,823
                                                           ----------
                                                            2,006,148
                                                           ----------
          COMMERCIAL SERVICES-FINANCE -- 0.8%
            Harland Clarke Holdings Corp. FRS
             BTL-B4
             3.25% due 08/04/2019..............    315,924    316,450
            TransUnion LLC FRS
             BTL
             8.50% due 04/09/2021..............  1,195,599  1,195,101
                                                           ----------
                                                            1,511,551
                                                           ----------

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT     (NOTE 3)
         -------------------------------------------------------------
         COMPUTER SERVICES -- 0.6%
           DynCorp International, Inc. FRS
            BTL
            6.25% due 07/07/2016................. $  560,000 $  555,100
           Presidio, Inc. FRS
            BTL-B
            6.75% due 04/16/2022.................    640,000    635,200
                                                             ----------
                                                              1,190,300
                                                             ----------
         COMPUTERS-INTEGRATED SYSTEMS -- 1.3%
           Kronos, Inc. FRS
            1st Lien
            9.75% due 10/30/2019.................  1,363,831  1,365,253
           Kronos, Inc. FRS
            2nd Lien
            9.75% due 04/30/2020.................    564,557    577,965
           Riverbed Technology, Inc. FRS
            BTL-B
            4.00% due 02/19/2022.................    507,000    510,984
                                                             ----------
                                                              2,454,202
                                                             ----------
         COMPUTERS-PERIPHERY EQUIPMENT -- 0.6%
           CDW LLC FRS
            BTL-B
            4.00% due 04/29/2020.................  1,145,809  1,134,192
                                                             ----------
         CONSUMER PRODUCTS-MISC. -- 0.6%
           Reynolds Group Holdings, Inc. FRS
            BTL
            4.50% due 12/01/2018.................  1,166,660  1,170,409
                                                             ----------
         CONTAINERS-METAL/GLASS -- 0.4%
           Berlin Packaging LLC FRS
            1st Lien
            6.75% due 10/01/2021.................    548,622    549,307
           Crown Americas LLC FRS
            BTL-B
            3.25% due 10/22/2021.................    212,468    214,294
                                                             ----------
                                                                763,601
                                                             ----------
         CONTAINERS-PAPER/PLASTIC -- 0.6%
           Berry Plastics Group, Inc. FRS
            BTL-D
            4.25% due 02/08/2020.................  1,208,832  1,204,753
                                                             ----------
         DATA PROCESSING/MANAGEMENT -- 1.0%
           First Data Corp. FRS
            2nd Lien
            3.67% due 03/24/2017.................    750,000    749,219
           First Data Corp. FRS
            BTL
            3.67% due 03/24/2018.................  1,070,000  1,068,885
                                                             ----------
                                                              1,818,104
                                                             ----------
         DIAGNOSTIC EQUIPMENT -- 0.3%
           Ortho-Clinical Diagnostics, Inc. FRS
            BTL-B
            4.25% due 06/30/2021.................    547,243    541,685
                                                             ----------
         DIALYSIS CENTERS -- 1.1%
           DaVita HealthCare Partners, Inc. FRS
            BTL-B
            3.25% due 06/24/2021.................  1,492,481  1,494,879

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                          PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                     AMOUNT     (NOTE 3)
 -----------------------------------------------------------------------------
 LOANS (CONTINUED)
 DIALYSIS CENTERS (CONTINUED)
   US Renal Care, Inc. FRS
    BTL-B2, 1st Lien.
    4.25% due 07/03/2019................................. $  497,475 $  497,786
                                                                     ----------
                                                                      1,992,665
                                                                     ----------
 DISTRIBUTION/WHOLESALE -- 1.1%
   American Builders & Contractors Supply Co., Inc. FRS
    BTL-B
    3.50% due 04/16/2020.................................  1,105,805  1,101,196
   Spin Holdco, Inc. FRS
    1st Lien
    4.25% due 11/14/2019.................................    997,500    991,266
                                                                     ----------
                                                                      2,092,462
                                                                     ----------
 DIVERSIFIED MINERALS -- 0.5%
   FMG Resources August 2006 Pty, Ltd. FRS
    BTL-B
    2.75% due 06/30/2019.................................  1,120,641  1,012,178
                                                                     ----------
 EDUCATIONAL SOFTWARE -- 0.2%
   Evergreen Skills Lux Sarl FRS
    1st Lien
    4.25% due 04/28/2021.................................    448,872    442,812
                                                                     ----------
 ELECTRIC-INTEGRATED -- 0.4%
   Texas Competitive Electric Holdings Co. LLC FRS
    BTL
    4.67% due 10/10/2017+(3)(4)..........................  1,372,835    820,514
                                                                     ----------
 ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.6%
   Avago Technologies Cayman, Ltd. FRS
    BTL-B
    4.00% due 05/06/2021.................................    650,892    651,869
   Freescale Semiconductor, Inc. FRS
    BTL-B5
    5.00% due 01/15/2021.................................    428,475    430,464
                                                                     ----------
                                                                      1,082,333
                                                                     ----------
 ENERGY-ALTERNATE SOURCES -- 0.4%
   Granite Acquisition, Inc. FRS
    BTL-B
    5.00% due 10/15/2021.................................    742,392    749,816
   Granite Acquisition, Inc. FRS
    BTL-C
    6.00% due 10/15/2021.................................     32,747     33,075
                                                                     ----------
                                                                        782,891
                                                                     ----------
 FINANCE-MORTGAGE LOAN/BANKER -- 0.3%
   Walter Investment Management Corp. FRS
    BTL-B
    4.00% due 12/19/2020.................................    641,751    588,004
                                                                     ----------
 FOOD-BAKING -- 0.3%
   Old HB, Inc. FRS
    BTL-B
    6.75% due 04/09/2020.................................    547,236    556,813
                                                                     ----------
 FOOD-CATERING -- 0.5%
   Aramark Services, Inc. FRS
    BTL-F
    3.25% due 02/21/2021.................................    922,670    920,594
                                                                     ----------

                                                 PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT     (NOTE 3)
         ------------------------------------------------------------
         FOOD-MISC./DIVERSIFIED -- 2.2%
           Dole Food Co., Inc. FRS
            BTL-B
            3.25% due 11/01/2018................ $  472,165 $  471,378
           H.J. Heinz Co. FRS
            BTL-B2
            6.00% due 06/05/2020................  2,069,866  2,069,608
           Pinnacle Foods Finance LLC FRS
            BTL-H
            6.75% due 04/29/2020................  1,643,682  1,635,757
                                                            ----------
                                                             4,176,743
                                                            ----------
         FOOD-RETAIL -- 0.2%
           Albertson's Holdings LLC FRS
            BTL-B4
            5.50% due 08/25/2021................    357,000    359,727
                                                            ----------
         GAMBLING (NON-HOTEL) -- 0.4%
           Mohegan Tribal Gaming Authority FRS
            BTL-B
            4.25% due 11/19/2019................    658,333    653,890
                                                            ----------
         HOTELS/MOTELS -- 1.6%
           Hilton Worldwide Finance LLC FRS
            BTL
            3.50% due 10/26/2020................  2,901,173  2,903,764
                                                            ----------
         HUMAN RESOURCES -- 0.6%
           Ceridian HCM Holding, Inc. FRS
            BTL
            3.43% due 09/15/2020................    748,125    738,774
           CHG Buyer Corp. FRS
            2nd Lien
            4.00% due 11/19/2020................    384,117    384,837
                                                            ----------
                                                             1,123,611
                                                            ----------
         INDEPENDENT POWER PRODUCERS -- 0.7%
           Calpine Corp FRS
            Delayed Draw
            3.43% due 10/30/2020................  1,272,731  1,273,526
                                                            ----------
         INSURANCE-PROPERTY/CASUALTY -- 0.5%
           Asurion LLC FRS
            BTL-B2
            4.25% due 07/08/2020................    783,389    780,451
           Asurion LLC FRS
            BTL-B1
            5.00% due 05/24/2019................    176,378    176,851
                                                            ----------
                                                               957,302
                                                            ----------
         INTERNET FINANCIAL SERVICES -- 0.2%
           US LLC 2 FRS
            BTL
            4.25% due 07/16/2021................    393,025    391,387
                                                            ----------
         INTERNET SECURITY -- 0.4%
           Blue Coat Systems, Inc. FRS
            BTL
            4.25% due 05/31/2019................    447,728    447,355
           Blue Coat Systems, Inc. FRS
            2nd Lien
            9.50% due 06/28/2020................    350,000    357,875
                                                            ----------
                                                               805,230
                                                            ----------

60

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                SECURITY DESCRIPTION                  AMOUNT     (NOTE 3)
     ------------------------------------------------------------------
     LOANS (CONTINUED)
     INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 0.3%
       National Financial Partners Corp. FRS
        BTL
        4.50% due 07/01/2020........................ $  498,747 $  497,033
                                                                ----------
     LEISURE GAMES -- 0.4%
       Aristocrat Leisure Pty, Ltd. FRS
        BTL-B
        4.00% due 10/20/2021........................    781,538    784,050
                                                                ----------
     LEISURE PRODUCTS -- 0.5%
       Leslie's Poolmart, Inc. FRS
        Tranche B
        4.75% due 10/16/2019........................    861,478    857,170
                                                                ----------
     MACHINERY-ELECTRICAL -- 0.4%
       Alliance Laundry Systems LLC FRS
        1st Lien
        4.25% due 12/10/2018........................    687,784    688,643
                                                                ----------
     MACHINERY-GENERAL INDUSTRIAL -- 0.6%
       RBS Global, Inc. FRS
        1st Lien
        4.00% due 08/21/2020........................  1,037,429  1,037,059
                                                                ----------
     MEDICAL LABS & TESTING SERVICES -- 0.7%
       American Renal Holdings, Inc. FRS
        2nd Lien
        8.50% due 03/20/2020........................    290,000    287,825
       INC Research LLC FRS
        BTL
        4.50% due 11/13/2021........................    264,337    264,337
       inVentiv Health, Inc. FRS
        BTL-B4
        7.75% due 05/05/2018........................    590,000    591,475
       Surgical Care Affiliates LLC FRS
        BTL
        4.25% due 03/17/2022........................    109,000    109,000
                                                                ----------
                                                                 1,252,637
                                                                ----------
     MEDICAL-DRUGS -- 0.3%
       Valeant Pharmaceuticals International FRS
        Delayed Draw
        4.00% due 03/10/2022........................    281,928    283,161
       Valeant Pharmaceuticals International FRS
        BTL-F1
        4.00% due 03/13/2022........................    368,072    369,683
                                                                ----------
                                                                   652,844
                                                                ----------
     MEDICAL-HOSPITALS -- 0.6%
       Ardent Medical Services, Inc. FRS
        2nd Lien
        6.25% due 01/02/2019........................    235,000    235,441
       CHS/Community Health Systems, Inc. FRS
        BTL-F
        3.43% due 12/31/2018........................    287,137    287,035
       RegionalCare Hospital Partners, Inc. FRS
        1st Lien
        6.75% due 04/23/2019........................    651,717    652,531
                                                                ----------
                                                                 1,175,007
                                                                ----------

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                AMOUNT     (NOTE 3)
     ---------------------------------------------------------------------
     MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.5%
       Amsurg Corp. FRS
        BTL
        3.75% due 07/16/2021........................ $  850,080 $  851,143
       National Mentor Holdings, Inc. FRS
        Tranche B
        4.25% due 01/27/2021........................    141,642    141,465
                                                                ----------
                                                                   992,608
                                                                ----------
     MULTIMEDIA -- 0.5%
       TWCC Holding Corp. FRS
        2nd Lien
        4.25% due 06/26/2020........................    315,000    276,413
       Virgin Media Investment Holdings, Ltd. FRS
        BTL-B
        3.50% due 06/07/2020........................    641,107    640,127
                                                                ----------
                                                                   916,540
                                                                ----------
     NON-HAZARDOUS WASTE DISPOSAL -- 0.2%
       Waste Industries USA, Inc. FRS
        BTL
        4.00% due 02/20/2020........................    446,000    447,115
                                                                ----------
     OIL & GAS DRILLING -- 0.4%
       Drillships Financing Holding, Inc. FRS
        Tranche B-1
        2.75% due 03/31/2021........................    324,177    246,699
       Jonah Energy LLC FRS
        2nd Lien
        7.50% due 05/12/2021........................    400,000    355,333
       Paragon Offshore Finance Co. FRS
        BTL-B
        4.00% due 07/18/2021........................    265,658    178,788
                                                                ----------
                                                                   780,820
                                                                ----------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.3%
       Fieldwood Energy LLC FRS
        2nd Lien
        8.38% due 09/30/2020........................    340,000    247,350
       Templar Energy LLC FRS
        2nd Lien
        8.50% due 11/25/2020........................    430,000    290,035
                                                                ----------
                                                                   537,385
                                                                ----------
     PROFESSIONAL SPORTS -- 0.4%
       Delta 2 Lux Sarl FRS
        BTL-B3
        4.25% due 07/31/2021........................    530,000    526,246
       Delta 2 Lux Sarl FRS
        2nd Lien
        4.25% due 07/31/2022........................    186,000    184,760
                                                                ----------
                                                                   711,006
                                                                ----------
     REAL ESTATE MANAGEMENT/SERVICES -- 1.3%
       Capital Automotive LP FRS
        2nd Lien
        3.43% due 04/30/2020........................    305,000    309,575
       Realogy Group LLC FRS
        BTL-B
        3.75% due 03/05/2020........................  2,026,570  2,023,023
                                                                ----------
                                                                 2,332,598
                                                                ----------

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

                                                       SHARES/
                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                  AMOUNT     (NOTE 3)
    -----------------------------------------------------------------------
    LOANS (CONTINUED)
    RETAIL-PET FOOD & SUPPLIES -- 0.1%
      PetSmart, Inc. FRS
       1st Lien
       4.00% due 02/18/2022.......................... $  224,000 $   225,578
                                                                 -----------
    RUBBER/PLASTIC PRODUCTS -- 0.2%
      US Farathane LLC FRS
       BTL
       3.75% due 01/26/2022..........................    331,800     332,837
                                                                 -----------
    TELEPHONE-INTEGRATED -- 0.6%
      Level 3 Financing, Inc. FRS
       BTL-B
       4.75% due 01/31/2022..........................    531,000     533,370
      XO Communications LLC FRS
       BTL
       4.00% due 03/19/2021..........................    547,236     548,092
                                                                 -----------
                                                                   1,081,462
                                                                 -----------
    TELEVISION -- 1.9%
      Tribune Media Co. FRS
       BTL
       8.50% due 12/27/2020..........................    562,489     562,208
      Univision Communications, Inc. FRS
       BTL
       4.00% due 03/01/2020..........................  2,985,908   2,979,065
                                                                 -----------
                                                                   3,541,273
                                                                 -----------
    THEATERS -- 0.0%
      Regal Cinemas Corp. FRS
       BTL
       3.75% due 03/25/2022..........................     76,000      76,095
                                                                 -----------
    WORKERS COMP/INJURY SERVICES -- 0.8%
      Sedgwick Claims Management Services, Inc. FRS
       1st Lien
       3.75% due 03/01/2021..........................  1,155,399   1,140,596
      Sedgwick Claims Management Services, Inc. FRS
       2nd Lien
       6.75% due 02/28/2022..........................    280,000     273,000
                                                                 -----------
                                                                   1,413,596
                                                                 -----------
    TOTAL LOANS
     (cost $79,200,341)..............................             77,597,719
                                                                 -----------
    COMMON STOCKS -- 0.0%
    FOOD-MISC./DIVERSIFIED -- 0.0%
      Wornick Co.+(1)(2).............................      7,270      35,012
                                                                 -----------
    MULTIMEDIA -- 0.0%
      Haights Cross Communication, Inc.+(1)(2).......     19,388           0
                                                                 -----------
    TOTAL COMMON STOCKS
     (cost $204,047).................................                 35,012
                                                                 -----------

                                                   SHARES/
                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT     (NOTE 3)
        ----------------------------------------------------------------
        MEMBERSHIP INTEREST CERTIFICATES -- 0.1%
        CASINO SERVICES -- 0.1%
          Herbst Gaming, Inc.+(12)
           (cost $232,720).......................   23,439  $    199,232
                                                            ------------
        PREFERRED SECURITIES -- 0.6%
        DIVERSIFIED BANKING INSTITUTIONS -- 0.6%
          GMAC Capital Trust I FRS
           Series 2
           8.13%
           (cost $1,191,987).....................   46,500     1,220,625
                                                            ------------
        PREFERRED SECURITIES/CAPITAL SECURITIES -- 0.1%
        BANKS-SUPER REGIONAL -- 0.1%
          SunTrust Banks, Inc. FRS
           5.63% due 12/15/2019(13)
           (cost $110,000)....................... $110,000       111,925
                                                            ------------
        WARRANTS -- 0.2%
        TELEVISION -- 0.2%
          ION Media Networks, Inc.
           Expires 12/18/2016
           (strike price $0.01)(1)(2)(12)........      332       167,524
          ION Media Networks, Inc.
           Expires 12/18/2016
           (strike price $0.01)(1)(2)(12)........      328       165,505
                                                            ------------
        TOTAL WARRANTS
         (cost $0)...............................                333,029
                                                            ------------
        TOTAL INVESTMENTS
         (cost $183,538,527)(14).................     96.9%  180,822,227
        Other assets less liabilities............      3.1     5,729,381
                                                  --------  ------------
        NET ASSETS --                                100.0% $186,551,608
                                                  ========  ============

--------
+    Non-income producing security
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2015, the aggregate value of these securities was $41,549,888 representing 22.3% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1) Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.
(2) Illiquid security. At March 31, 2015, the aggregate value of these securities was $368,041 representing 0.2% of net assets.
(3)  Company has filed for Chapter 11 bankruptcy protection.
(4)  Security in default of interest.
(5) PIK ("Payment-in-Kind") security -- Income may be paid in additional securities or cash at the discretion of the issuer.
(6)  Security in default of interest and principal at maturity.
(7)  Company has filed for Chapter 7 bankruptcy.
(8)  Security currently paying interest in the form of additional securities.
(9)  Company has filed for bankruptcy protection in the country of issuance.
(10) Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

62

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)

(11) The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(12) Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note
     3. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2015, the SunAmerica Flexible Credit Fund held the following restricted securities:

                                                            VALUE   % OF
                   ACQUISITION        ACQUISITION            PER    NET
      DESCRIPTION     DATE     SHARES    COST      VALUE    SHARE  ASSETS
      -----------  ----------- ------ ----------- -------- ------- ------
      MEMBERSHIP INTEREST CERTIFICATES
      Herbst
       Gaming,
       Inc........ 03/26/2008  23,439  $232,720   $199,232 $  8.50  0.11%

      WARRANTS
      ION Media
       Networks,
       Inc.
       Expires
       12/18/2016
       (strike
       price
       $0.01)..... 03/01/2011     332         0    167,524  504.59  0.09
      ION Media
       Networks,
       Inc.
       Expires
       12/18/2016
       (strike
       price
       $0.01)..... 11/11/2010     327         0
                   03/01/2011       1         0
                               ------  --------
                                  328         0    165,505  504.59  0.09
                                                  --------          ----
                                                  $532,261          0.29%
                                                  ========          ====

(13) Perpetual maturity -- maturity date reflects the next call date.
(14) See Note 6 for cost of investments on a tax basis.
(15) All loans in the portfolio were purchased through assignment agreements unless otherwise indicated.
BTL --Bank Term Loan
FRS --Floating Rate Security
The rates shown on FRS are the current interest rates at March 31, 2015 and unless noted otherwise, the dates shown are original maturity dates.

        SUNAMERICA FLEXIBLE CREDIT FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2015 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2015 (see Note 3):

                                         LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                             QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
-                                        --------------------- ----------------- ---------------------- ------------
ASSETS:
Investments at Value:*
----------------------
Convertible Bonds & Notes...............      $       --         $         --           $      0        $          0
U.S. Corporate Bonds & Notes:
  Rubber/Plastic Products...............              --                   --                  0                   0
  Other Industries......................              --           89,327,419                 --          89,327,419
Foreign Corporate Bonds & Notes:
  Special Purpose Entity................              --                   --                  0                   0
  Other Industries......................              --           11,997,266                 --          11,997,266
Loans:
  Beverages-Non-alcoholic...............              --                   --                  0                   0
  Building-Residential/Commercial.......              --                   --                  0                   0
  Other Industries......................              --           77,597,719                 --          77,597,719
Common Stocks...........................              --                   --             35,012              35,012
Membership Interest Certificates........              --              199,232                 --             199,232
Preferred Securities....................       1,220,625                   --                 --           1,220,625
Preferred Securities/Capital Securities.              --              111,925                 --             111,925
Warrants................................              --                   --            333,029             333,029
                                              ----------         ------------           --------        ------------
TOTAL INVESTMENTS AT VALUE..............      $1,220,625         $179,233,561           $368,041        $180,822,227
                                              ==========         ============           ========        ============

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments were not considered a material portion of the Fund.

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015

Note 1. Organization

   The SunAmerica Income Funds (the "Trust") is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of three different series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An investor may invest in one or more of the following Funds:
   SunAmerica U.S. Government Securities Fund ("U.S. Government Securities Fund"), SunAmerica Strategic Bond Fund ("Strategic Bond Fund"), and SunAmerica Flexible Credit Fund ("Flexible Credit Fund") (formerly High Yield Bond Fund)+. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment goals and principal investment techniques for each of the Funds are as follows:

   U.S. GOVERNMENT SECURITIES FUND seeks high current income consistent with relative safety of capital by the active trading of U.S. Government securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in such securities.

   STRATEGIC BOND FUND seeks a high level of total return by the active trading of a broad range of bonds, including both investment grade and non-investment grade U.S. and foreign bonds (which may include "junk bonds"), U.S. and foreign government and agency obligations, and mortgage-backed securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in bonds.

   FLEXIBLE CREDIT FUND seeks a high level of total return by the active trading in credit instruments. Under normal circumstances, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in credit instruments and derivative instruments and exchange-traded funds ("ETFs") that are linked to, or provide investment exposure to, credit instruments. The Fund considers a credit instrument to be any debt instrument or instrument with debt-like characteristics, including but not limited to, corporate and sovereign bonds, secured floating rate loans and other institutionally traded secured floating rate debt obligations ("Loans"), and securitized instruments, which are securities backed by pools of assets such as mortgages, loans, or other receivables. The credit instruments in which the Fund intends to primarily invest are U.S. and non-U.S. below investment grade, high yield bonds (commonly referred to as "junk bonds") and Loans.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statements of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class C shares are offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

   Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

   Class W shares of the Flexible Credit Fund and the Strategic Bond Fund commenced operations effective October 1, 2014 and January 29, 2015, respectively. The U.S. Government Securities Fund and the Flexible Credit Fund stopped offering Class B shares for sale as of the close of business December 2, 2014. As of the close of business January 27, 2015, Class B shares of each of the U.S. Government Securities Fund and the Flexible Credit Fund converted to Class A shares of each respective Fund.
--------
+ On June 3, 2014, the Board of Trustees of the Trust (the "Board") approved a change in the High Yield Bond Fund's name to the "SunAmerica Flexible Credit Fund", along with certain changes to the Fund's principal investment strategy and techniques. The Board also approved a new Subadvisory Agreement between SunAmerica and Newfleet Asset Management, LLC, replacing Wellington Management Company LLP. These changes became effective on October 1, 2014.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)


   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions except as may otherwise be provided in the Trust's registration statement. Class A, Class B and Class C shares each makes distribution and account maintenance and service fee payments under the distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), except that Class B and Class C shares are subject to higher distribution fees.

   INDEMNIFICATIONS: The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business, the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Fund Merger

   Pursuant to an Agreement and Plan of Reorganization, all of the assets and liabilities of the SunAmerica GNMA Fund, a series of the Trust, were transferred in a tax-free exchange to the U.S. Government Securities Fund, in exchange for shares of the U.S. Government Securities Fund. The reorganization was consummated on November 10, 2014. The acquiring fund acquired all of the assets and liabilities of the target fund as shown in the table below. Class A, Class B, and Class C shares of the SunAmerica GNMA Fund were exchanged tax-free for Class A, Class B, and Class C shares of the U.S. Government Securities Fund at an exchange ratio of 1.11 to 1, 1.11 to 1, and 1.11 to 1, respectively. Shares of the U.S. Government Securities Fund issued in connection with the acquisition of the SunAmerica GNMA Fund were 12,979,447 with a value of $125,333,608. The assets in the investment portfolio of the SunAmerica GNMA Fund with a value of $125,119,235 and identified cost of $122,854,034 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

   The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganization:

                                                                     NET ASSET NET UNREALIZED
                                              SHARES                   VALUE    APPRECIATION
                                            OUTSTANDING  NET ASSETS  PER SHARE (DEPRECIATION)
                                            ----------- ------------ --------- --------------
Target Fund
SunAmerica GNMA Fund.......................                                      $2,265,201
Class A....................................  9,096,890  $ 97,317,280  $10.70
Class B....................................    851,684     9,136,498   10.73
Class C....................................  1,757,477    18,879,830   10.74
Acquiring Fund
SunAmerica U.S. Government Securities Fund.                                      $5,835,409
Class A....................................  9,875,105  $ 95,366,623  $ 9.66
Class B....................................    294,560     2,845,301    9.66
Class C....................................    853,892     8,239,955    9.65
Post Reorganization
SunAmerica U.S. Government Securities Fund.                                      $8,100,610
Class A.................................... 19,952,209  $192,683,902  $ 9.66
Class B....................................  1,240,419    11,981,799    9.66
Class C....................................  2,810,376    27,119,786    9.65

   Assuming the reorganization had been completed on April 1, 2014, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the period ended March 31, 2015, are as follows:

Net investment income (loss)................... $2,770,789
Net realized/unrealized gains (losses).........  6,356,714
                                                ----------
Change in net assets resulting from operations. $9,127,503
                                                ==========

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)


   Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since November 10, 2014.

Note 3. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

   SECURITY VALUATION: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees ("the Board"), etc.)
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The summary of inputs used to value the Funds' net assets as of March 31, 2015 are reported on a schedule following each Fund's Portfolio of Investments.

   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)


   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices and when so adjusted, such securities and futures are generally categorized as Level 2.

   Bonds, debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

   Senior floating rate loans ("Loans") are valued at the average of available bids in the market for such Loans, as provided by a Board-approved loan pricing service, and are generally categorized as Level 2.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

   Forward foreign currency contracts ("forward contracts") are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market and are generally categorized as Level 1 or Level 2.

   The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)


   DERIVATIVE INSTRUMENTS:

   Forward Foreign Currency Contracts: Certain Funds may enter into forward contracts for various purposes, including to facilitate settlement of foreign currency denominated portfolio transactions, to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates, to hedge portfolio exposure to benchmark currency allocations or to manage and/or gain exposure to certain foreign currencies. During the year ended March 31, 2015, the Flexible Credit Fund and the Strategic Bond Fund used forward contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. As of March 31, 2015, the Strategic Bond Fund had open forward contracts, which are reported on a schedule following each Fund's Portfolio of Investments.

   A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by a Fund as unrealized appreciation or depreciation. On the settlement date, a Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks to the Funds of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Fund's loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund's maximum exposure due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statements of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

   Master Agreements: Certain Funds that hold derivative instruments and other financial instruments may be a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements or similar agreements ("Master Agreements") with certain counterparties that govern certain instruments. Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by the Fund and applicable counterparty. Collateral requirements are generally determined based on a Fund's net position with each counterparty. Master Agreements may also include certain provisions that require a Fund to post additional collateral upon the occurrence of certain events, such as when a Fund's net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Fund may also occur upon a decline in the Fund's net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty's long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty's credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Fund's counterparties to elect early termination could cause a Fund to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to a Fund's financial statements. See additional information on specific types of derivative instruments and other financial instruments as disclosed in the Notes to the Financial Statements. The Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Asset and Liabilities.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)


   The following tables represent the value of derivatives held as of March 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities and the effect of derivatives on the Statements of Operations for the year ended March 31, 2015. For a detailed presentation of derivatives held as of March 31, 2015, please refer to each Fund's Portfolio of Investments.

                                                                    STRATEGIC BOND FUND
                         ----------------------------------------------------------------------------------------------------------
                                           ASSET DERIVATIVES                                  LIABILITY DERIVATIVES
                         ------------------------------------------------------ ---------------------------------------------------
                                  STATEMENTS OF ASSETS AND                               STATEMENTS OF ASSETS AND
DERIVATIVE CONTRACTS(1)            LIABILITIES LOCATION                VALUE              LIABILITIES LOCATION
-----------------------  ------------------------------------------- ---------- -------------------------------------------
Foreign exchange         Unrealized appreciation on forward foreign             Unrealized depreciation on forward foreign
 contracts(2)........... currency contracts                          $1,404,308                         currency contracts
                                                                     ==========

                                                                    STRATEGIC BOND FUND
                         ----------------------------------------------------------------------------------------------------------
                                           ASSET DERIVATIVES                                  LIABILITY DERIVATIVES
                         ------------------------------------------------------ ---------------------------------------------------
                                  STATEMENTS OF ASSETS AND                    STATEMENTS OF ASSETS AND
DERIVATIVE CONTRACTS(1)            LIABILITIES LOCATION                        LIABILITIES LOCATION               VALUE
-----------------------  ------------------------------------------- ------------------------------------------- -------
Foreign exchange         Unrealized appreciation on forward foreign  Unrealized depreciation on forward foreign
 contracts(2)........... currency contracts                                                  currency contracts  $95,331
                                                                                                                 =======

                                                                                                  CHANGE IN UNREALIZED
                                                                                                      APPRECIATION
                                      LOCATION OF GAIN (LOSS)            REALIZED GAIN (LOSS)        (DEPRECIATION)
                                           ON DERIVATIVES                   ON DERIVATIVES           ON DERIVATIVES
                                      RECOGNIZED IN STATEMENT          RECOGNIZED IN STATEMENTS RECOGNIZED IN STATEMENTS
DERIVATIVE CONTRACTS(1)                    OF OPERATIONS                    OF OPERATIONS            OF OPERATIONS
------------------------------ --------------------------------------- ------------------------ ------------------------
Foreign exchange contracts(2). Net realized foreign exchange gain
                               (loss) on other assets and liabilities/
                               Change in unrealized foreign
                               exchange gain (loss) on other assets
                               and liabilities                                       $6,085,554               $1,308,977
                                                                                     ==========               ==========

--------
(1)The Fund's derivative contracts held during the year ended March 31, 2015, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average notional amount outstanding for forward foreign currency contracts was $23,414,522.

                                                                       FLEXIBLE CREDIT FUND
                                ---------------------------------------------------------------------------------------------------
                                               ASSET DERIVATIVES                               LIABILITY DERIVATIVES
                                ------------------------------------------------- -------------------------------------------------
                                         STATEMENTS OF ASSETS AND                          STATEMENTS OF ASSETS AND
DERIVATIVE CONTRACTS(1)                   LIABILITIES LOCATION              VALUE           LIABILITIES LOCATION
------------------------------- ------------------------------------------- ----- -------------------------------------------
Foreign exchange contracts (2). Unrealized appreciation on forward foreign        Unrealized depreciation on forward foreign
                                currency contracts                          $ --                          currency contracts
                                                                            ===

                                                                       FLEXIBLE CREDIT FUND
                                ---------------------------------------------------------------------------------------------------
                                               ASSET DERIVATIVES                               LIABILITY DERIVATIVES
                                ------------------------------------------------- -------------------------------------------------
                                         STATEMENTS OF ASSETS AND                    STATEMENTS OF ASSETS AND
DERIVATIVE CONTRACTS(1)                   LIABILITIES LOCATION                        LIABILITIES LOCATION              VALUE
------------------------------- ------------------------------------------- ------------------------------------------- -----
Foreign exchange contracts (2). Unrealized appreciation on forward foreign  Unrealized depreciation on forward foreign
                                currency contracts                                                  currency contracts  $ --
                                                                                                                        ===

                                                                                                  CHANGE IN UNREALIZED
                                                                                                      APPRECIATION
                                                                         REALIZED GAIN (LOSS)        (DEPRECIATION)
                                     LOCATION OF GAIN (LOSS) ON             ON DERIVATIVES           ON DERIVATIVES
                                     DERIVATIVES RECOGNIZED IN         RECOGNIZED IN STATEMENTS RECOGNIZED IN STATEMENTS
DERIVATIVE CONTRACTS(1)               STATEMENT OF OPERATIONS               OF OPERATIONS            OF OPERATIONS
------------------------------ --------------------------------------- ------------------------ ------------------------
Foreign exchange contracts(2). Net realized foreign exchange gain
                               (loss) on other assets and liabilities/
                               Change in unrealized foreign
                               exchange gain (loss) on other assets
                               and liabilities                                         $165,031                   $(325)
                                                                                       ========                   ======

--------
(1)The Fund's derivative contracts held during the year ended March 31, 2015, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average notional amount outstanding for forward foreign currency contracts was $1,194,930.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)


   There were no derivative assets and liabilities subject to Master Agreements outstanding at March 31, 2015. The repurchase agreements held by the Funds as of March 31, 2015, are also subject to Master Agreements. See the Portfolio of Investments and the Notes to the Financial Statements for more information about the Funds' holdings in repurchase agreements.

   MORTGAGE-BACKED DOLLAR ROLLS: During the year ended March 31, 2015, the Strategic Bond Fund entered into dollar rolls using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). TBA Roll transactions involve the sale of mortgage or other asset backed securities with the commitment to purchase substantially similar securities on a specified future date. The Funds' policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The Strategic Bond Fund had TBA Rolls outstanding at period end, which are included in receivable for investments sold and payable for investments purchased in the Statements of Assets and Liabilities. TBA Roll transactions involve the risk that the market value of the securities held by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a TBA Roll transaction files bankruptcy or becomes insolvent, a Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by a Fund with the proceeds of the TBA Roll transaction may not exceed the transaction costs. For the year ended March 31, 2015, the Strategic Bond Fund had realized gains (losses) from mortgage-backed dollar rolls of $103,461.

   WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Certain Funds may purchase or sell when-issued securities, including TBA securities that have been authorized, but not yet issued in the market. In addition, a Fund may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Funds may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. For the year ended March 31, 2015, the Strategic Bond Fund purchased and/or sold when-issued securities.

   STRIPPED MORTGAGE-BACKED SECURITIES: Stripped Mortgage-Backed Securities ("SMBS") are multiple-class mortgage-backed securities. SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Fund invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Fund's yield.

   INFLATION-INDEXED BONDS: Certain Funds may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and certain other issuers use a structure that reflects inflation in the principal value of the bond. Other issuers pay out any inflation related accruals as part of a semiannual coupon. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rates minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value. Coupon payments received from inflation-indexed bonds are recorded in the Statements of Operations as interest income. In addition, any increase or decrease in the principal amount of an inflation-indexed bond will be recorded in the Statements of Operations as an increase or decrease to interest income, even though principal is not paid until maturity.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Trust's custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

   As of March 31, 2015, the following Funds held an undivided interest in the joint repurchase agreement with State Street Bank and Trust Co.:

                            PERCENTAGE  PRINCIPAL
FUND                        OWNERSHIP    AMOUNT
----                        ---------- -----------
U.S. Government Securities.    6.18%   $12,561,000
Strategic Bond.............    0.18        365,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   State Street Bank and Trust Co., dated March 31, 2015, bearing interest at a rate of 0.00% per annum, with a principal amount of $203,102,000, a repurchase price of $203,102,000, and a maturity date of April 1, 2015. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT     MARKET VALUE
------------------   -------- ---------- ------------ ------------
U.S. Treasury Notes.   1.75%  03/31/2022 $112,675,000 $112,815,844
U.S. Treasury Notes.   2.25   11/15/2024   91,160,000   94,350,600

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are recorded as components of interest income on the Statements of Operations. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

   Realized gains and losses on the sale of investments are calculated on the identified cost basis. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

   Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital shares activity of the respective class).

   Expenses common to all Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

   Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)

   The Funds reserve the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

   The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011 - 2013 or expected to be taken in each Fund's 2014 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2011.

   During the fiscal years 2010 through 2014, the calculation of accretion of discount and premium amortization for certain securities was accounted for incorrectly in the Flexible Credit Fund. These instances resulted in an overstatement of net investment income and an understatement of realized and unrealized gains/losses, but had no impact on net asset value per share in any prior year since this represented only a reclassification between income and capital accounts. The impact of these misclassifications, including the impact to per share amounts and net investment income ratios was immaterial to all previous periods, and therefore, no changes to prior year reported amounts have been recorded. In the fiscal year ended March 31, 2015, management recorded an adjustment to adjust the Flexible Credit Fund's March 31, 2015 "Accumulated undistributed net investment income (loss)" in the amount of ($790,122), "Accumulated undistributed net realized gain (loss) on investments, futures contracts, option contracts, securities sold short, and foreign exchange transactions" in the amount of $150,062 and "Unrealized appreciation (depreciation) on investments" in the amount of $640,060 in order to correctly present the components of ending net assets. Management concluded the impact of recording the adjustment in the financial statements for the year ended March 31, 2015 to also be immaterial.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates and realized gains and losses on forward foreign currency contracts.

Note 4. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund's portfolio and administers its

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)

   corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SunAmerica and its affiliates.
   The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                     MANAGEMENT
                                                  ASSETS                FEES
                                        ---------------------------- ----------
U.S. Government Securities Fund........           $0 - $200 million    0.650%
                                        (greater than) $200 million    0.620
                                        (greater than) $400 million    0.550
Strategic Bond Fund....................           $0 - $350 million    0.650
                                        (greater than) $350 million    0.600
Flexible Credit Fund...................           $0 - $200 million    0.750
                                        (greater than) $200 million    0.720
                                        (greater than) $400 million    0.550

   The Strategic Bond Fund is subadvised by PineBridge Investments, LLC ("PineBridge"). The Flexible Credit Fund is subadvised by Newfleet Asset Management, LLC ("Newfleet"). Under the Subadvisory Agreements, PineBridge and Newfleet manage the investment and reinvestment of the assets of the Strategic Bond Fund and the Flexible Credit Fund, respectively.

   SunAmerica pays PineBridge and Newfleet fees out of the investment advisory fees it receives from the respective Funds. The portion of the investment advisory fees received by SunAmerica that are paid to PineBridge and Newfleet Asset Management, LLC with respect to the Strategic Bond Fund and Flexible Credit Fund are as follows:

                                                                    SUBADVISORY
                                                 ASSETS                FEES
                                       ---------------------------- -----------
Strategic Bond Fund...................           $0 - $200 million     0.350%
                                       (greater than) $200 million     0.250
                                       (greater than) $500 million     0.200
Flexible Credit Fund+.................           $0 - $200 million     0.300
                                       (greater than) $200 million     0.250
                                       (greater than) $400 million     0.150

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses, to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each Fund's average net assets. For the purposes of waived fees and/or reimbursed expense calculations, annual Fund operating expenses shall not include extraordinary expenses as determined under generally accepted accounting principles, litigation, or acquired Fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of a Fund's business. The contractual fee waivers and expense reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Disinterested Trustees.

--------
+ Prior to October 1, 2014, the subadvisory fee payable by SunAmerica to Wellington Management Company, LLP was equal to an annual rate of 0.40% of average daily net assets on the first $150 million, 0.35% of average daily net assets on the next $350 million and 0.30% thereafter.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)


FUND                                                                 PERCENTAGE
----                                                                 ----------
U.S. Government Securities Class A..................................    0.99%
U.S. Government Securities Class C..................................    1.64
Strategic Bond Class A..............................................    1.40
Strategic Bond Class B..............................................    2.05
Strategic Bond Class C..............................................    2.05
Strategic Bond Class W..............................................    1.20
Flexible Credit Class A+............................................    1.45
Flexible Credit Class C+............................................    2.10
Flexible Credit Class W.............................................    1.25

   For the U.S. Government Securities Fund, any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Fund within two years after the occurrence of the waivers and/or reimbursements, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

   For the year ended March 31, 2015, pursuant to the contractual expense limitations in the above table, SunAmerica has waived and/or reimbursed expenses as follows:

                                                             OTHER EXPENSES
FUND                                                           REIMBURSED
----                                                         --------------
U.S. Government Securities..................................    $195,553

                                                             CLASS SPECIFIC
FUND                                                            EXPENSES
----                                                         --------------
U.S. Government Securities Class A..........................    $340,654
U.S. Government Securities Class B..........................      22,280
U.S. Government Securities Class C..........................      53,973
Strategic Bond Class W......................................       4,688
Flexible Credit Class A.....................................     154,382
Flexible Credit Class B.....................................      21,354
Flexible Credit Class C.....................................      66,923
Flexible Credit Class W.....................................      41,900

   At March 31, 2015, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment and expire during the time period indicated are as follows:

                                           OTHER EXPENSES REIMBURSED
                                         ----------------------------------
FUND                                     MARCH 31, 2016    MARCH 31, 2017
----                                     --------------    --------------
U.S. Government Securities..............    $179,558          $195,553

                                         CLASS SPECIFIC EXPENSES REIMBURSED
                                         ----------------------------------
FUND                                     MARCH 31, 2016    MARCH 31, 2017
----                                     --------------    --------------
U.S. Government Securities Class A......    $288,050          $340,654
U.S. Government Securities Class C......      39,432            53,973

   The Trust, on behalf of each Fund, has entered into a Distribution Agreement with AIG Capital Services, Inc. ("ACS" or "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each Class (other than Class W shares of the Strategic Bond and Flexible Credit Funds), in accordance with the provisions of Rule 12b-1 under the 1940 Act (each, a "Plan," and collectively, the "Plans"), hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan." In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.
--------
+ Prior to October 1, 2014, SunAmerica agreed to waive its fees/and or reimburse expenses to the extent that the total annual operating expenses exceeded 1.36% and 2.01% for Class A and C shares, respectively.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)


   The Class A, Class B and Class C Plans, provide that the Trust, on behalf of the respective classes, shall pay the Distributor a distribution fee at an annual rate of up to 0.10%, 0.75% and 0.75%, of average daily net assets of such Fund's Class A, Class B and Class C shares, respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year, the amount paid to the Distributor under the Class A Plan, Class B Plan or Class C Plan may exceed the Distributor's distribution costs as described above. Except for Class W shares of the Strategic Bond and Flexible Credit Funds, the Plans also provide that each class of shares of the Trust will also pay the Distributor an account maintenance fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares to compensate the Distributor and securities firms for account maintenance activities. For the year ended March 31, 2015, ACS received fees as reflected in the Statements of Operations based on the aforementioned rates.

   The Trust, on behalf of the Strategic Bond and Flexible Credit Funds, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing additional shareholder services to Class W shareholders. For the year ended March 31, 2015, ACS earned fees as reflected in the Statements of Operations based on the aforementioned rate.

   ACS receives sales charges on each Fund's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class A, Class B and Class C shares. ACS has advised the Funds that for the year ended March 31, 2015, the proceeds received from Class A sales (and paid out to affiliated and non-affiliated broker-dealers) and Class A, Class B and Class C redemptions were as follows:

                                                  CLASS A                           CLASS B       CLASS C
                            ---------------------------------------------------- ------------- -------------
                                                                    CONTINGENT    CONTINGENT    CONTINGENT
                             SALES     AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED      DEFERRED
FUND                        CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES SALES CHARGES
----                        -------- -------------- -------------- ------------- ------------- -------------
U.S. Government Securities. $ 38,779    $ 12,147       $ 20,118       $ 1,753       $12,268       $   526
Strategic Bond.............  451,679     260,327        112,941         5,722        51,426        12,931
Flexible Credit............  299,977      70,540        178,146        10,016        25,488         2,460

   The Trust has entered into a Service Agreement with SunAmerica Fund
   Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Trustees. For the year ended March 31, 2015, the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statements of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                                               PAYABLE AT
FUND                                                EXPENSES MARCH 31, 2015
----                                                -------- --------------
US Government Securities Class A................... $294,467    $35,063
US Government Securities Class B...................    9,769         --
US Government Securities Class C...................   31,698      4,555
Strategic Bond Class A.............................  562,718     45,297
Strategic Bond Class B.............................   95,717      7,510
Strategic Bond Class C.............................  422,320     34,653
Strategic Bond Class W.............................    1,494      1,467
Flexible Credit Class A............................  182,744     23,090
Flexible Credit Class B............................   18,845         --
Flexible Credit Class C............................   72,778      7,889
Flexible Credit Class W............................    8,258      3,012

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)


   At March 31, 2015, Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio, each a series of SunAmerica Series, Inc., and shares held through Pershing LLC, in a brokerage account sweep vehicle for customers of the broker-dealers within Advisor Group, Inc., an affiliate of the Adviser, owned a percentage of the outstanding shares of the following Funds:

           FUND                             HOLDER                  PERCENTAGE
--------------------------- --------------------------------------- ----------
U.S. Government Securities  Focused Balanced Strategy Portfolio          6%
                            Focused Multi-Asset Strategy Portfolio       7
                            Pershing LLC                                18
Flexible Credit             Focused Balanced Strategy Portfolio          5
                            Focused Multi-Asset Strategy Portfolio       5
                            Pershing LLC                                 5
Strategic Bond              Pershing LLC                                 5

Note 5. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended March 31, 2015 were as follows:

                           U.S. GOVERNMENT  STRATEGIC   FLEXIBLE CREDIT
                           SECURITIES FUND  BOND FUND        FUND
                           --------------- ------------ ---------------
Purchases (excluding U.S.
 government securities)...  $         --   $539,195,680  $170,247,008
Sales (excluding U.S.
 government securities)...            --    505,763,495    91,961,227
Purchases of U.S.
 government securities....    76,619,896    114,181,814       284,890
Sales of U.S. government
 securities...............   130,191,079    148,574,437       284,932

Note 6. Federal Income Taxes

   The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October capital losses, distributions payable, deferred compensation plans, amortization of premium/discount and treatment of defaulted securities.

                                     DISTRIBUTABLE EARNINGS               TAX DISTRIBUTIONS
                                FOR THE YEAR ENDED MARCH 31, 2015     FOR THE YEAR ENDED MARCH 31, 2015
                            ----------------------------------------  ---------------------------------
                                         LONG-TERM      UNREALIZED
                             ORDINARY  GAINS/CAPITAL   APPRECIATION    ORDINARY         LONG-TERM
FUND                          INCOME   LOSS CARRYOVER (DEPRECIATION)*   INCOME        CAPITAL GAINS
----                        ---------- -------------- ---------------   -----------   -------------
U.S. Government Securities. $  373,084  $(10,814,287)  $  8,230,993   $ 2,515,565          $--
Strategic Bond.............  4,680,328   (49,688,392)   (11,120,757)   17,254,839           --
Flexible Credit............  1,074,645   (55,582,920)    (3,175,773)    5,820,730           --

--------
* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

                                TAX DISTRIBUTIONS
                            FOR THE YEAR ENDED MARCH 31, 2014
                            ---------------------------------
                             ORDINARY         LONG-TERM
FUND                          INCOME        CAPITAL GAINS
----                          -----------   -------------
U.S. Government Securities. $ 2,170,410          $--
Strategic Bond.............  22,272,620           --
Flexible Credit............   5,696,398           --

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)


   As of March 31, 2015, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

                               CAPITAL LOSS CARRYFORWARD+          UNLIMITED+
                            --------------------------------- ---------------------
FUND                           2016       2017       2018         ST         LT
----                        ---------- ---------- ----------- ---------- ----------
U.S. Government Securities. $       -- $       -- $        -- $8,664,573 $2,149,714
Strategic Bond.............         --         --  49,688,392         --         --
Flexible Credit............  1,874,057  9,384,737  41,322,811     84,473  2,916,842

--------
+ On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted which changes various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

   The Funds indicated below utilized capital loss carryforwards, which offset net realized taxable gains in the year ended March 31, 2015:

                            CAPITAL LOSS
                            CARRYFORWARD
FUND                          UTILIZED
----                        ------------
U.S. Government Securities.  $2,152,353
Strategic Bond.............   5,654,716
Flexible Credit............          --

   Under the current law, capital losses realized after October 31 and late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended March 31, 2015, the Funds elected to defer late year ordinary losses and post October capital losses as follows:

                                            DEFERRED     DEFERRED
                              DEFERRED    POST-OCTOBER POST-OCTOBER
                              LATE YEAR    SHORT-TERM   LONG-TERM
FUND                        ORDINARY LOSS CAPITAL LOSS CAPITAL LOSS
----                        ------------- ------------ ------------
U.S. Government Securities.      $--        $     --    $       --
Strategic Bond.............       --          (8,796)    5,466,959
Flexible Credit............       --         375,551     2,021,242

   For the period ended March 31, 2015, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to net paydown adjustments, amortization of discount/premium, treatment of litigation payments, capital loss carryforwards acquired as the result of a merger and treatment of foreign currency to the components of net assets as follows:

                             ACCUMULATED    ACCUMULATED
                            UNDISTRIBUTED  UNDISTRIBUTED
                            NET INVESTMENT NET REALIZED    CAPITAL
FUND                        INCOME (LOSS)   GAIN (LOSS)    PAID-IN
----                        -------------- ------------- -----------
U.S. Government Securities.   $  719,103   $(10,934,500) $10,215,397
Strategic Bond.............    4,476,390     (4,320,446)    (155,944)
Flexible Credit............    1,004,360        (47,116)    (957,244)

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                               U.S. GOVERNMENT   STRATEGIC     FLEXIBLE
                                               SECURITIES FUND   BOND FUND    CREDIT FUND
                                               --------------- ------------  ------------
Cost..........................................  $202,923,218   $480,676,361  $183,996,866
                                                ============   ============  ============
Appreciation..................................     9,072,797     10,000,989     2,818,216
Depreciation..................................      (841,804)   (21,053,202)   (5,992,855)
                                                ------------   ------------  ------------
Unrealized appreciation (depreciation) -- net.  $  8,230,993   $(11,052,213) $ (3,174,639)
                                                ============   ============  ============

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)


Note 7. Capital Share Transactions

   Transactions in capital shares of each class of each Fund were as follows:

                                                            U.S. GOVERNMENT SECURITIES FUND
                          ---------------------------------------------------------------------------------------------------
                                                CLASS A                                           CLASS B
                          --------------------------------------------------  -----------------------------------------------
                                   FOR THE                   FOR THE                   FOR THE                 FOR THE
                                 YEAR ENDED                YEAR ENDED               PERIOD ENDED              YEAR ENDED
                               MARCH 31, 2015            MARCH 31, 2014           JANUARY 27, 2015+         MARCH 31, 2014
                          ------------------------  ------------------------  ------------------------  ---------------------
                            SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT
                          ----------  ------------  ----------  ------------  ----------  ------------  --------  -----------
Shares sold(1)(2)(3).....  3,831,245  $ 36,906,014   2,997,405  $ 28,749,556      63,229  $    605,716   103,345  $   976,258
Shares issued in merger#. 10,077,104    97,317,280          --            --     945,859     9,136,498        --           --
Reinvested dividends.....    213,308     2,057,492     187,267     1,783,073       3,369        32,429     3,649       34,823
Shares redeemed(1)(2)(3). (6,175,600)  (59,297,986) (4,154,046)  (39,601,661) (1,384,324)  (13,444,429) (209,133)  (1,985,784)
                          ----------  ------------  ----------  ------------  ----------  ------------  --------  -----------
Net increase (decrease)..  7,946,057  $ 76,982,800    (969,374) $ (9,069,032)   (371,867) $ (3,669,786) (102,139) $  (974,703)
                          ==========  ============  ==========  ============  ==========  ============  ========  ===========

                                    U.S. GOVERNMENT SECURITIES FUND
                          --------------------------------------------------
                                                CLASS C
                          --------------------------------------------------
                                   FOR THE                   FOR THE
                                 YEAR ENDED                YEAR ENDED
                               MARCH 31, 2015            MARCH 31, 2014
                          ------------------------  ------------------------
                            SHARES       AMOUNT       SHARES       AMOUNT
                          ----------  ------------  ----------  ------------
Shares sold..............    352,307  $  3,393,240      82,491  $    790,305
Shares issued in merger#.  1,956,484    18,879,830          --            --
Reinvested dividends.....     13,622       131,560       9,214        87,861
Shares redeemed..........   (627,961)   (6,060,572)   (551,933)   (5,256,522)
                          ----------  ------------  ----------  ------------
Net increase (decrease)..  1,694,452  $ 16,344,058    (460,228) $ (4,378,356)
                          ==========  ============  ==========  ============

                                                                   STRATEGIC BOND
                     ---------------------------------------------------------------------------------------------------------
                                            CLASS A                                               CLASS B
                     -----------------------------------------------------  --------------------------------------------------
                              FOR THE                     FOR THE                    FOR THE                   FOR THE
                             YEAR ENDED                 YEAR ENDED                 YEAR ENDED                YEAR ENDED
                           MARCH 31, 2015             MARCH 31, 2014             MARCH 31, 2015            MARCH 31, 2014
                     -------------------------  --------------------------  ------------------------  ------------------------
                        SHARES       AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                     -----------  ------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold(4)(5)...  19,143,787  $ 67,456,885   20,037,364  $  70,574,479   1,352,463  $  4,771,995   1,561,817  $  5,483,865
Reinvested dividends   2,285,858     8,067,498    2,812,086      9,825,626     301,291     1,063,953     392,316     1,370,206
Shares
 redeemed(4)(5)..... (26,532,888)  (92,825,598) (44,018,941)  (153,795,261) (3,429,949)  (12,094,118) (4,581,464)  (15,981,270)
                     -----------  ------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).........  (5,103,243) $(17,301,215) (21,169,491) $ (73,395,156) (1,776,195) $ (6,258,170) (2,627,331) $ (9,127,199)
                     ===========  ============  ===========  =============  ==========  ============  ==========  ============

                                                      STRATEGIC BOND
                     -------------------------------------------------------------------------------
                                            CLASS C                                  CLASS W
                     -----------------------------------------------------  ------------------------
                              FOR THE                     FOR THE                FOR THE PERIOD
                             YEAR ENDED                 YEAR ENDED              JANUARY 29, 2015@
                           MARCH 31, 2015             MARCH 31, 2014         THROUGH MARCH 31, 2015
                     -------------------------  --------------------------  ------------------------
                        SHARES       AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                     -----------  ------------  -----------  -------------  ----------  ------------
Shares sold.........   7,003,618  $ 24,755,006    6,034,013  $  21,399,391   4,495,707  $ 15,562,006
Reinvested dividends   1,129,436     4,000,084    1,500,983      5,264,874       7,382        25,765
Shares redeemed..... (11,371,270)  (40,177,422) (26,746,922)   (93,597,683)    (10,304)      (35,885)
                     -----------  ------------  -----------  -------------  ----------  ------------
Net increase
 (decrease).........  (3,238,216) $(11,422,332) (19,211,926) $ (66,933,418)  4,492,785  $ 15,551,886
                     ===========  ============  ===========  =============  ==========  ============

--------
(1)For the year ended March 31, 2015, includes automatic conversion of 21,005 shares of Class B shares in the amount of $201,042 to 21,009 shares of Class A shares in the amount of $201,042.
(2)For the year ended March 31, 2014, includes automatic conversion of 20,154 shares of Class B shares in the amount of $193,287 to 20,162 shares of Class A shares in the amount of $193,287.
(3)For the year ended March 31, 2015, includes the conversion of 593,059 shares of Class B shares in the amount of $5,776,391 to 593,668 shares of Class A shares in the amount of $5,776,391 relating to the conversion of Class B shares on January 27, 2015.
(4)For the year ended March 31, 2015, includes automatic conversion of 371,070 shares of Class B shares in the amount of $1,309,413 to 371,070 shares of Class A shares in the amount of $1,309,413.
(5)For the year ended March 31, 2014, includes automatic conversion of 363,338 shares of Class B shares in the amount of $1,270,299 to 363,264 shares of Class A shares in the amount of $1,270,299.
+  See Note 1
@  Commencement of Operations.
#  See Note 2

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)


                                                              FLEXIBLE CREDIT FUND
                     ------------------------------------------------------------------------------------------------------
                                           CLASS A                                             CLASS B
                     ---------------------------------------------------  -------------------------------------------------
                              FOR THE                    FOR THE                   FOR THE                  FOR THE
                             YEAR ENDED                YEAR ENDED               PERIOD ENDED               YEAR ENDED
                           MARCH 31, 2015            MARCH 31, 2014           JANUARY 27, 2015+          MARCH 31, 2014
                     -------------------------  ------------------------  ------------------------  -----------------------
                        SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                     -----------  ------------  ----------  ------------  ----------  ------------  ----------  -----------
Shares sold(1)(2)(3)  28,174,315  $ 97,646,255   6,980,643  $ 24,808,319     410,799  $  1,457,988     985,464  $ 3,523,721
Reinvested dividends     831,116     2,923,018     752,185     2,657,899      71,262       253,385     114,254      404,144
Shares
 redeemed(1)(2)(3).. (11,868,733)  (41,693,769) (8,798,049)  (30,951,768) (4,132,646)  (14,417,561) (1,346,048)  (4,747,328)
                     -----------  ------------  ----------  ------------  ----------  ------------  ----------  -----------
Net increase
 (decrease).........  17,136,698  $ 58,875,504  (1,065,221) $ (3,485,550) (3,650,585) $(12,706,188)   (246,330) $  (819,463)
                     ===========  ============  ==========  ============  ==========  ============  ==========  ===========

                                                  FLEXIBLE CREDIT FUND
                     -----------------------------------------------------------------------------
                                           CLASS C                                 CLASS W
                     ---------------------------------------------------  ------------------------
                              FOR THE                    FOR THE               FOR THE PERIOD
                             YEAR ENDED                YEAR ENDED             OCTOBER 1, 2014@
                           MARCH 31, 2015            MARCH 31, 2014        THROUGH MARCH 31, 2015
                     -------------------------  ------------------------  ------------------------
                        SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                     -----------  ------------  ----------  ------------  ----------  ------------
Shares sold.........   6,133,326  $ 21,431,596   1,029,564  $  3,674,020   5,079,276  $ 17,617,248
Reinvested dividends     274,366       971,877     291,589     1,035,927      48,605       168,265
Shares redeemed.....  (1,839,787)   (6,483,464) (2,287,139)   (8,107,960) (1,195,835)   (4,147,014)
                     -----------  ------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).........   4,567,905  $ 15,920,009    (965,986) $ (3,398,013)  3,932,046  $ 13,638,499
                     ===========  ============  ==========  ============  ==========  ============

--------
(1)For the year ended March 31, 2015, includes automatic conversion of 162,884 shares of Class B shares in the amount of $574,439 to 163,300 shares of Class A shares in the amount of $574,439.
(2)For the year ended March 31, 2014, includes automatic conversion of 151,815 shares of Class B shares in the amount of $540,697 to 151,909 shares of Class A shares in the amount of $540,697.
(3)For the year ended March 31, 2015, includes the conversion of 469,743 shares of Class B shares in the amount of $1,611,218 to 471,116 shares of Class A shares in the amount of $1,611,218 relating to the conversion of Class B shares on January 27, 2015.
+  See Note 1
@  Commencement of Operations.

Note 8. Line of Credit

   The SunAmerica family of mutual funds has established a $75 million committed and a $50 million uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or the overnight London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 15 basis points per annum on the daily unused portion of the committed line of credit and a one-time closing fee of 5 basis points on the uncommitted line of credit, both of which are included in other expenses on the Statements of Operations. Prior to September 12, 2014, the commitment fee was 10 basis points per annum on the daily unused portion of the committed line of credit and there was no closing fee on the uncommitted line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended March 31, 2015, the following Funds had borrowings:

                                DAYS     INTEREST AVERAGE DEBT WEIGHTED AVERAGE
FUND                         OUTSTANDING CHARGES    UTILIZED       INTEREST
----                         ----------- -------- ------------ ----------------
Strategic Bond..............      6        $203    $  900,760        1.36%
Flexible Credit.............      1          72     1,925,400        1.35

   At March 31, 2015, there were no borrowings outstanding.

Note 9. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended March 31, 2015, none of the Funds participated in this program.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2015 -- (CONTINUED)


Note 10. Trustees' Retirement Plan

   The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustees may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee/Director"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

   The following amounts for the Retirement Plan Liabilities are included in the Trustees' fees and expenses payable line on the Statements of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statements of Operations.

                                         AS OF MARCH 31, 2015
-                           -----------------------------------------------
                            RETIREMENT PLAN RETIREMENT PLAN RETIREMENT PLAN
FUND                           LIABILITY        EXPENSE        PAYMENTS
----                        --------------- --------------- ---------------
U.S. Government Securities.      $110             $ 3           $3,279
Strategic Bond.............        51              11            2,401
Flexible Credit............        31               3            1,493

Note 11. Investment Concentration Note

   The Flexible Credit Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

   The Flexible Credit Fund and Strategic Bond Fund invest in participations and assignments, or act as a party to the primary lending syndicate of a variable rate senior loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters receivership or, if not FDIC insured, enters into bankruptcy, the Funds may incur certain costs and delays in receiving payment, or may suffer a loss of principal and/or interest. When the Funds purchase a participation of a senior loan interest, the Funds typically enter into a contractual agreement with the lender or other third party selling the participation but not with the borrower directly. As such, the Funds are subject to the credit risk of the borrower, selling participant, lender or other persons positioned between the Funds and the borrower.

   The U.S. Government Securities Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, and if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the U.S. Government Securities Fund's concentration in such investments, it may be subject to risks associated with the U.S. Government agencies or instrumentalities. At March 31, 2015, the Fund had 58.6% of its net assets invested in such securities.

        SUNAMERICA INCOME FUNDS
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Income Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the three funds constituting SunAmerica Income Funds (the "Trust") at March 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
May 29, 2015

        SUNAMERICA INCOME FUNDS
        RESULTS OF SPECIAL SHAREHOLDER MEETING -- MARCH 31, 2015 -- (UNAUDITED)

On October 16, 2014, a Special Meeting of Shareholders of the SunAmerica GNMA Fund was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the SunAmerica GNMA Fund would transfer all of its assets to the U.S. Government Securities Fund, in exchange solely for the assumption of Class A, Class B and Class C shares of the U.S. Government Securities Fund, which shares were distributed by the SunAmerica GNMA Fund to the holders of its shares in complete liquidation thereof.

The voting results of this Special Meeting were as follows:

   FOR     AGAINST ABSTAIN
   ---     ------- -------
5,700,114  398,967 592,080

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2015 -- (UNAUDITED)

The following table contains basic information regarding the Trustees and Officers who oversee operations of the Funds and other investment companies within the Fund Complex.

                                                                                NUMBER OF
                                     TERM OF                                     FUNDS IN
                     POSITION(S)    OFFICE AND                                 FUND COMPLEX
   NAME, ADDRESS     HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY      OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*    THE FUND    TIME SERVED(4)     DURING PAST 5 YEARS        TRUSTEE(1)      HELD BY TRUSTEE(2)
-------------------- -----------  -------------- ----------------------------- ------------ -----------------------------
DISINTERESTED
TRUSTEES

Dr. Judith L. Craven  Trustee        2001 to     Retired.                           77      Director, Sysco Corporation
Age: 69                              present                                                (1996 to present); Director,
                                                                                            Luby's Inc. (1998 to
                                                                                            present).

William F. Devin      Trustee        2001 to     Retired.                           77      None
Age: 76                              present

Richard W. Grant      Trustee;       2011 to     Retired. Prior to that,            28      None
Age: 69               Chairman       present     Attorney and Partner at
                      of the                     Morgan Lewis and Bockius
                      Board                      (1989 to 2011).

Stephen J. Gutman     Trustee        1985 to     Senior Vice President and          28      None
Age: 71                              present     Associate Broker, Corcoran
                                                 Group (real estate) (2002 to
                                                 present); President, SJG
                                                 Marketing, Inc. (2009 to
                                                 present).




William J. Shea       Trustee        2004 to     Executive Chairman,                28      Director, Boston Private
Age: 67                              present     Caliber ID, Inc. (formerly                 Financial Holdings (2004 to
                                                 Lucid, Inc.) (medical                      present); Chairman,
                                                 devices) (2007 to present);                Demoullas Supermarkets
                                                                                            (1999 to present).

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2015 -- (UNAUDITED) (CONTINUED)

                                                                                NUMBER OF
                                     TERM OF                                     FUNDS IN
                     POSITION(S)    OFFICE AND                                 FUND COMPLEX
   NAME, ADDRESS     HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*    THE FUND    TIME SERVED(4)     DURING PAST 5 YEARS        TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------  -----------  -------------- ----------------------------- ------------ --------------------
INTERESTED TRUSTEE

Peter A. Harbeck(3)  Trustee         1995 to     President, CEO and                137             None
Age: 61                              present     Director, SunAmerica,
                                                 (1995 to present); Director,
                                                 AIG Capital Services, Inc.
                                                 ("ACS") (1993 to present);
                                                 Chairman, Advisor Group,
                                                 Inc. (2004 to present).



OFFICERS

John T. Genoy        President       2007 to     Chief Financial Officer,          N/A             N/A
Age: 46                              present     SunAmerica (2002 to
                                                 present); Senior Vice
                                                 President, SunAmerica
                                                 (2003 to present); Chief
                                                 Operating Officer,
                                                 SunAmerica (2006 to
                                                 present).

Gregory R. Kingston  Vice            2002 to     Vice President, SunAmerica        N/A             N/A
Age: 49              President       present     (2001 to present); Head of
                     and                         Mutual Fund
                     Treasurer                   Administration,
                                                 SunAmerica (2014 to
                                                 present).

Donna McManus        Vice            2014 to     Vice President, SunAmerica        N/A             N/A
Age: 54              President       present     (2014 to present); Managing
                     and                         Director, BNY Mellon
                     Assistant                   (2009 to 2014).
                     Treasurer

Shawn Parry          Vice            2014 to     Assistant Vice President,         N/A             N/A
Age: 42              President       present     SAAMCo (2005 to 2014);
                     and                         Vice President, SAAMCo
                     Assistant                   (2014 to present).
                     Treasurer

Gregory N. Bressler  Secretary       2005 to     Senior Vice President and         N/A             N/A
Age: 49                              present     General Counsel,
                                                 SunAmerica (2005 to
                                                 present).

James Nichols        Vice            2006 to     Director, President and           N/A             N/A
Age: 49              President       present     CEO, ACS (2006 to
                                                 present); Senior Vice
                                                 President, SunAmerica
                                                 (2002 to present).

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2015 -- (UNAUDITED) (CONTINUED)

                                                                                  NUMBER OF
                                       TERM OF                                     FUNDS IN
                     POSITION(S)      OFFICE AND                                 FUND COMPLEX
   NAME, ADDRESS     HELD WITH THE    LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*       FUND       TIME SERVED(4)     DURING PAST 5 YEARS        TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------- -------------  -------------- ----------------------------- ------------ --------------------

Katherine Stoner     Chief            June 2011    Vice President, SunAmerica        N/A              N/A
Age: 58              Compliance       to present   Asset Management, LLC
                     Officer                       (May 2011 to present); Vice
                     ("CCO")                       President, The Variable
                                                   Annuity Life Insurance
                                                   Company ("VALIC") and
                                                   Western National Life
                                                   Insurance Company
                                                   ("WNL") (2006 to present);
                                                   Deputy General Counsel
                                                   and Secretary, VALIC and
                                                   WNL (2007 to present);
                                                   Vice President, VALIC
                                                   Financial Advisors, Inc. and
                                                   VALIC Retirement Services
                                                   Company (2010 to present).

Nori L. Gabert       Vice             2002 to      Vice President and Deputy         N/A              N/A
Age: 61              President        present      General Counsel,
                     and                           SunAmerica (2005 to
                     Assistant                     present).
                     Secretary

Kathleen D. Fuentes  Chief Legal      2013 to      Vice President and Deputy         N/A              N/A
Age: 46              Officer and      present      General Counsel,
                     Assistant                     SunAmerica (2006 to
                     Secretary                     present).

Matthew J. Hackethal Anti-            2006 to      Chief Compliance Officer,         N/A              N/A
Age: 43              Money            present      SunAmerica (2006 to
                     Laundering                    present).
                     Compliance
                     Officer


--------
* The business address for each Trustee and Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1)The term "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser. The "Fund Complex" includes the Trust (3 funds), SunAmerica Equity Funds (2 funds), SunAmerica Series, Inc. (6 portfolios), SunAmerica Money Market Funds, Inc. (1 fund); Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (40 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 portfolios), Seasons Series Trust (20 portfolios) and SunAmerica Specialty Series (7 portfolios).
(2)Trusteeships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies regulated under the 1940 Act.
(3)Mr. Harbeck is an "interested person" of the Funds, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4)Trustees serve until their successors are duly elected and qualified, subject to the Trustees' retirement plan as discussed in Note 10 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees and Officers is contained in the Statement of Additional Information and is available without charge by calling
(800) 858-8850.

        SUNAMERICA INCOME FUNDS
        SHAREHOLDER TAX INFORMATION -- MARCH 31, 2015 -- (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended March 31, 2015. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2016.

For the year ended March 31, 2015, the Funds paid the following long-term capital gains dividends along with percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                                NET      QUALIFYING % FOR THE
                                             LONG-TERM      70% DIVIDENDS
                                           CAPITAL GAINS  RECEIVED DEDUCTION
                                           ------------- --------------------
  U.S. Government Securities Fund Class A.      $--               -- %
  U.S. Government Securities Fund Class B.       --                --
  U.S. Government Securities Fund Class C.       --                --
  Strategic Bond Fund Class A.............       --              0.65
  Strategic Bond Fund Class B.............       --              0.65
  Strategic Bond Fund Class C.............       --              0.65
  Strategic Bond Fund Class W.............       --              0.65
  Flexible Credit Fund Class A............       --              1.85
  Flexible Credit Fund Class B............       --              1.85
  Flexible Credit Fund Class C............       --              1.85
  Flexible Credit Fund Class W............       --              1.85

For the year ended March 31, 2015, certain dividends paid by the Strategic Bond Fund and Flexible Credit Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                                                AMOUNT
                                               --------
                         Strategic Bond Fund.. $198,727
                         Flexible Credit Fund.  118,811

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Income Funds' portfolios to a similar investment in an index. Please note that "inception," as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Income Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA U.S. GOVERNMENT SECURITIES FUND

The SunAmerica U.S. Government Securities Fund Class A shares returned 4.94% (before maximum sales charge) for the 12-month period ended March 31, 2015. The Fund posted absolute gains but trailed its benchmark, the Bank of America Merrill Lynch ("BofA ML") U.S. Treasury Master Index*, which returned 6.15% during the same period.

The U.S. Treasury market performed strongly during the annual period, as Federal Reserve (the "Fed") policy dominated investor sentiment along with troubles from certain European countries. Throughout, the Fed maintained a federal funds target rate of 0% to 0.25%.

Amid this backdrop, duration and yield curve positioning within the U.S. Treasury sector overall contributed positively to the Fund's results during the annual period. The Fund held a longer duration position than the BofA ML U.S. Treasury Master Index for much of the annual period, which helped as interest rates generally declined. Positioning on the longer-term end of the yield curve proved prudent, as longer-dated U.S. Treasuries outperformed shorter-dated U.S. Treasuries. Sector allocation also boosted relative results. In particular, having an allocation to mortgage-backed securities helped, as mortgage-backed securities, and specifically GNMAs, which are not components of the BofA ML U.S. Treasury Master Index, outpaced U.S. Treasuries during the annual period. Only partially offsetting these contributors was the impact of exposure to government-related agency securities, which lagged the performance of U.S. Treasuries during the annual period and thus detracted. Also hurting was a sizable position in cash during a period when the U.S. Treasury market rallied.

Individual security selection overall detracted from the Fund's relative results. Active management of positions in 10-year and 30-year U.S. Treasury securities amidst broad market volatility generally helped. However, gains were offset by security selection within the U.S. Treasuries sector.

Toward the end of the annual period, the Fund sold some positions in U.S. Treasury securities with 10-year and 30-year maturities after a strong run of outperformance, taking profits. By the end of the annual period, the Fund had also shifted to a shorter duration than that of the BofA ML U.S. Treasury Master Index in anticipation of the Fed increasing interest rate hikes some time in the next several months. At the end of the annual period, the Fund had approximately 31% of its total net assets invested in U.S. Treasuries, 48% in GNMAs, 8% in government-related agency securities and 13% in cash and cash equivalents.


--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

U.S. Government guarantee applies only to the underlying securities of the Fund's portfolio and not to the Fund shares. Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of your investment in this Fund may go up or down in response to changes in interest rates.

*The Bank of America Merrill Lynch U.S. Treasury Master Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in U.S. Government Securities Fund Class A shares would have increased to $13,587. The same amount invested in securities mirroring the performance of the BofA Merrill Lynch U.S. Treasury Master Index would be valued at $15,775.

                                     [CHART]

                     U.S. Government            BofA Merrill Lynch
       Date      Securities Fund Class A/#/  U.S. Treasury Master Index/*/*/
   ----------    --------------------------  -------------------------------
    3/31/2005             $ 9,522                    $10,000
    4/30/2005               9,696                     10,173
    5/31/2005               9,779                     10,296
    6/30/2005               9,808                     10,359
    7/31/2005               9,702                     10,222
    8/31/2005               9,845                     10,384
    9/30/2005               9,720                     10,247
   10/31/2005               9,615                     10,169
   11/30/2005               9,659                     10,218
   12/31/2005               9,789                     10,322
    1/31/2006               9,782                     10,293
    2/28/2006               9,804                     10,309
    3/31/2006               9,682                     10,203
    4/30/2006               9,610                     10,161
    5/31/2006               9,591                     10,166
    6/30/2006               9,614                     10,198
    7/31/2006               9,746                     10,322
    8/31/2006               9,900                     10,473
    9/30/2006               9,989                     10,569
   10/31/2006              10,046                     10,623
   11/30/2006              10,157                     10,734
   12/31/2006              10,073                     10,646
    1/31/2007              10,044                     10,629
    2/28/2007              10,219                     10,805
    3/31/2007              10,190                     10,799
    4/30/2007              10,237                     10,855
    5/31/2007              10,129                     10,761
    6/30/2007              10,076                     10,755
    7/31/2007              10,213                     10,934
    8/31/2007              10,340                     11,106
    9/30/2007              10,395                     11,166
   10/31/2007              10,481                     11,253
   11/30/2007              10,754                     11,595
   12/31/2007              10,754                     11,610
    1/31/2008              10,970                     11,902
    2/29/2008              11,034                     12,032
    3/31/2008              11,088                     12,119
    4/30/2008              10,945                     11,914
    5/31/2008              10,790                     11,770
    6/30/2008              10,866                     11,868
    7/31/2008              10,874                     11,916
    8/31/2008              11,032                     12,066
    9/30/2008              11,119                     12,145
   10/31/2008              11,043                     12,127
   11/30/2008              11,607                     12,779
   12/31/2008              11,993                     13,232
    1/31/2009              11,662                     12,825
    2/28/2009              11,599                     12,755
    3/31/2009              11,835                     13,043
    4/30/2009              11,646                     12,796
    5/31/2009              11,529                     12,666
    6/30/2009              11,543                     12,642
    7/31/2009              11,625                     12,692
    8/31/2009              11,718                     12,810
    9/30/2009              11,824                     12,911
   10/31/2009              11,835                     12,904
   11/30/2009              11,926                     13,086
   12/31/2009              11,649                     12,740
    1/31/2010              11,788                     12,942
    2/28/2010              11,815                     12,993
    3/31/2010              11,746                     12,882
    4/30/2010              11,861                     13,018
    5/31/2010              12,075                     13,242
    6/30/2010              12,275                     13,490
    7/31/2010              12,302                     13,581
    8/31/2010              12,540                     13,859
    9/30/2010              12,444                     13,859
   10/31/2010              12,347                     13,835
   11/30/2010              12,303                     13,740
   12/31/2010              12,142                     13,490
    1/31/2011              12,050                     13,490
    2/28/2011              12,099                     13,479
    3/31/2011              12,113                     13,471
    4/30/2011              12,241                     13,627
    5/31/2011              12,409                     13,842
    6/30/2011              12,343                     13,800
    7/31/2011              12,533                     14,052
    8/31/2011              12,896                     14,445
    9/30/2011              13,150                     14,677
   10/31/2011              13,058                     14,565
   11/30/2011              13,172                     14,672
   12/31/2011              13,289                     14,810
    1/31/2012              13,299                     14,877
    2/29/2012              13,229                     14,772
    3/31/2012              13,123                     14,619
    4/30/2012              13,289                     14,842
    5/31/2012              13,483                     15,114
    6/30/2012              13,440                     15,057
    7/31/2012              13,567                     15,218
    8/31/2012              13,549                     15,197
    9/30/2012              13,505                     15,145
   10/31/2012              13,463                     15,119
   11/30/2012              13,498                     15,206
   12/31/2012              13,455                     15,131
    1/31/2013              13,305                     14,987
    2/28/2013              13,367                     15,076
    3/31/2013              13,364                     15,092
    4/30/2013              13,509                     15,251
    5/31/2013              13,154                     14,944
    6/30/2013              12,933                     14,756
    7/31/2013              12,847                     14,727
    8/31/2013              12,785                     14,648
    9/30/2013              12,830                     14,760
   10/31/2013              12,902                     14,841
   11/30/2013              12,823                     14,777
   12/31/2013              12,719                     14,624
    1/31/2014              12,914                     14,857
    2/28/2014              12,971                     14,904
    3/31/2014              12,948                     14,862
    4/30/2014              13,033                     14,954
    5/31/2014              13,133                     15,118
    6/30/2014              13,137                     15,094
    7/31/2014              13,128                     15,071
    8/31/2014              13,313                     15,255
    9/30/2014              13,234                     15,158
   10/31/2014              13,378                     15,323
   11/30/2014              13,451                     15,464
   12/31/2014              13,447                     15,504
    1/31/2015              13,592                     15,951
    2/28/2015              13,526                     15,672
    3/31/2015              13,587                     15,775


U.S. GOVERNMENT SECURITIES FUND

                       Class A@           Class C
                  ------------------ ------------------
                  Average            Average
                  Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+
----------------- ------- ---------- ------- ----------
1 Year Return     -0.04%     4.94%    3.27%     4.27%
-------------------------------------------------------
5 Year Return      1.95%    15.68%    2.27%    11.87%
-------------------------------------------------------
10 Year Return     3.11%    42.69%    2.95%    33.75%
-------------------------------------------------------
Since Inception*   4.50%   170.10%    3.83%    81.23%
-------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 10/1/93; Class C: 06/1/99.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.
@ As of the close of business on December 2, 2014, Class B shares of the Fund were no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions received by a shareholder from the Fund continued to be automatically reinvested in additional Class B shares of the Fund, at the net asset value per share in effect on the payable date, unless the shareholder had elected to receive them in cash or automatically reinvest them in any retail fund distributed by AIG Capital Services, Inc. As of the close of business on January 27, 2015, all outstanding Class B shares of the Funds were converted to Class A shares.

For the 12-month period ending March 31, 2015, the SunAmerica U.S. Government Securities Fund Class A returned -0.04%, compared to 6.15% for the BofA Merrill Lynch U.S. Treasury Master Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class C: 1.00% CDSC. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The BofA Merrill Lynch U.S. Treasury Master Index tracks the performance of
   U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA STRATEGIC BOND FUND

The SunAmerica Strategic Bond Fund Class A shares returned 2.70% (before maximum sales charge) for the 12-month period ended March 31, 2015. The Fund posted absolute gains but underperformed its benchmark, the Barclays U.S. Aggregate Bond Index*, which returned 5.72% during the same annual period.

The Fund's underperformance relative to its benchmark can be attributed primarily to positioning among risk asset classes, as credit spreads, or yield differentials to U.S. Treasuries, widened in most spread, or non-U.S. Treasury, sectors. For example, U.S. high yield bond spreads, as measured by the option-adjusted spread of the Barclays U.S. Corporate High Yield Index*, widened 108 basis points+ during the annual period, leading to an underperformance of duration-matched U.S. Treasuries of 2.03%. Within investment-grade corporate bonds, index spreads widened 22 basis points during the annual period, leading to an underperformance of duration-matched U.S. Treasuries of 0.78%. The Fund maintained overweight allocations to these two sectors, as well as to emerging market debt, and thus the Fund underperformed the Barclays U.S. Aggregate Bond Index for the 12 months ended March 31, 2015.

Within the securitized allocation, the Fund remained underweight to agency mortgage-backed securities during the annual period based on the view that they were priced fairly and that prepayment speeds could increase significantly. Instead, we favored commercial mortgage-backed securities and asset-backed securities. This positioning detracted from the Fund's relative results, as the longer-dated nature of mortgage-backed securities drove that sector to outperform.

Security selection, always a key and integral part of our investment process, contributed positively overall to the Fund's returns relative to its benchmark during the annual period. Notable positive contributions from security selection within the investment grade corporate bond and emerging markets debt sectors more than offset the detracting impact of security selection within the high yield bond sector. The Fund's emphasis on financial issuers within the investment-grade corporate bond sector more than offset the detracting impact of an overweight to energy-related issuers within the high yield bond sector.

While the Fund remained U.S.-centric, portions of the Fund were allocated to non-U.S. dollar denominated sovereign and emerging market bonds, which meant country exposure had an impact on results during the annual period. Outside of the U.S., positions in the sovereign debt of Peru, Poland and Hungary were positive contributors to performance. However, positions in the sovereign debt of Venezuela and the Philippines detracted.

The Fund began the annual period with approximate target allocations of 30% to investment-grade corporate bonds, 5% to securitized products, 45% to high-yield bonds, 15% to emerging markets debt and 5% to non-U.S. dollar denominated sovereign debt. In April 2014, the target weight to high-yield bonds was reduced to approximately 40%, and the target weight to investment-grade corporate bonds was increased to approximately 35%, as we moved with the intention to lower the Fund's overall exposure to risk. In October 2014, the target weight to non-U.S. dollar denominated investment-grade bonds was reduced to 0%. While this reduced the Fund's non-U.S. dollar currency exposure, the proceeds were invested in non-U.S. dollar denominated credit issuers that we felt represented strong total return opportunities. We were able to increase the Fund's allocation to non-U.S. dollar denominated credits that, in our view, offered value but hedged currency exposure back to the U.S. dollar. This currency-hedged non-U.S. dollar denominated investment grade credit allocation represented about 10% of total Fund value, with approximately 30% of total Fund value in U.S. dollar investment grade credits, effectively making the Fund's investment grade credit allocation equal 40%. In February 2015, the target weight to emerging markets debt was increased to about 20%, and the target weight to investment-grade corporate bonds was reduced to approximately 35%.

With these changes, the Fund ended the annual period on March 31, 2015 with target allocations of 35% to investment-grade corporate bonds, 5% to securitized products, 40% to high-yield bonds, 20% to emerging markets debt and less than 1% to non-U.S. dollar denominated sovereign debt.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates. High-yield bonds tend to have lower interest rate risk than higher-quality bonds of similar maturity but carry greater credit and default risk. Investing internationally involves special risks, such as currency fluctuations and economic and political instability.

*The BARCLAYS U.S. AGGREGATE BOND INDEX represents securities that are
 SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. BARCLAYS U.S. CORPORATE HIGH YIELD INDEX is composed of fixed-rate, publicly issued, non-investment grade debt. Indices are not managed and an investor cannot invest directly into an index.
+A basis point is 1/100/th/ of a percentage point.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in Strategic Bond Fund Class A shares would have increased to $16,628. The same amount invested in securities mirroring the performance of the Barclays U.S. Aggregate Bond Index would be valued at $16,175.

                               [CHART]

                      Strategic                        Barclays
    Date         Bond Fund Class A/#/       U.S. Aggregate Bond Index/*/*/
  ---------     ---------------------      --------------------------------
  3/31/2005            $ 9,534                          $10,000
  4/30/2005              9,577                           10,135
  5/31/2005              9,675                           10,245
  6/30/2005              9,799                           10,301
  7/31/2005              9,840                           10,207
  8/31/2005              9,991                           10,338
  9/30/2005              9,977                           10,231
 10/31/2005              9,850                           10,150
 11/30/2005              9,921                           10,195
 12/31/2005             10,054                           10,292
  1/31/2006             10,191                           10,293
  2/28/2006             10,258                           10,327
  3/31/2006             10,187                           10,226
  4/30/2006             10,259                           10,207
  5/31/2006             10,130                           10,196
  6/30/2006             10,114                           10,218
  7/31/2006             10,334                           10,356
  8/31/2006             10,498                           10,515
  9/30/2006             10,542                           10,607
 10/31/2006             10,673                           10,677
 11/30/2006             10,834                           10,801
 12/31/2006             10,851                           10,738
  1/31/2007             10,834                           10,734
  2/28/2007             10,964                           10,899
  3/31/2007             11,008                           10,900
  4/30/2007             11,113                           10,959
  5/31/2007             11,097                           10,875
  6/30/2007             10,989                           10,843
  7/31/2007             10,851                           10,934
  8/31/2007             10,898                           11,068
  9/30/2007             11,157                           11,152
 10/31/2007             11,337                           11,252
 11/30/2007             11,228                           11,454
 12/31/2007             11,275                           11,486
  1/31/2008             11,261                           11,679
  2/29/2008             11,243                           11,696
  3/31/2008             11,261                           11,735
  4/30/2008             11,409                           11,711
  5/31/2008             11,397                           11,625
  6/30/2008             11,255                           11,616
  7/31/2008             11,180                           11,606
  8/31/2008             11,173                           11,716
  9/30/2008             10,569                           11,559
 10/31/2008              9,329                           11,286
 11/30/2008              9,150                           11,654
 12/31/2008              9,513                           12,088
  1/31/2009              9,605                           11,982
  2/28/2009              9,482                           11,936
  3/31/2009              9,609                           12,102
  4/30/2009             10,124                           12,160
  5/31/2009             10,576                           12,248
  6/30/2009             10,780                           12,318
  7/31/2009             11,237                           12,517
  8/31/2009             11,407                           12,646
  9/30/2009             11,830                           12,779
 10/31/2009             11,926                           12,842
 11/30/2009             12,092                           13,009
 12/31/2009             12,132                           12,805
  1/31/2010             12,227                           13,001
  2/28/2010             12,277                           13,049
  3/31/2010             12,521                           13,033
  4/30/2010             12,728                           13,169
  5/31/2010             12,369                           13,280
  6/30/2010             12,581                           13,488
  7/31/2010             12,988                           13,632
  8/31/2010             13,130                           13,807
  9/30/2010             13,385                           13,822
 10/31/2010             13,642                           13,871
 11/30/2010             13,391                           13,792
 12/31/2010             13,546                           13,643
  1/31/2011             13,683                           13,659
  2/28/2011             13,813                           13,693
  3/31/2011             13,869                           13,701
  4/30/2011             14,124                           13,874
  5/31/2011             14,182                           14,056
  6/30/2011             14,036                           14,014
  7/31/2011             14,257                           14,237
  8/31/2011             13,951                           14,445
  9/30/2011             13,563                           14,550
 10/31/2011             14,036                           14,565
 11/30/2011             13,806                           14,553
 12/31/2011             14,028                           14,713
  1/31/2012             14,377                           14,842
  2/29/2012             14,597                           14,839
  3/31/2012             14,562                           14,757
  4/30/2012             14,737                           14,921
  5/31/2012             14,661                           15,056
  6/30/2012             14,792                           15,062
  7/31/2012             15,182                           15,270
  8/31/2012             15,273                           15,280
  9/30/2012             15,450                           15,300
 10/31/2012             15,543                           15,331
 11/30/2012             15,635                           15,355
 12/31/2012             15,720                           15,333
  1/31/2013             15,726                           15,226
  2/28/2013             15,771                           15,302
  3/31/2013             15,820                           15,314
  4/30/2013             16,132                           15,469
  5/31/2013             15,786                           15,193
  6/30/2013             15,258                           14,958
  7/31/2013             15,398                           14,979
  8/31/2013             15,225                           14,902
  9/30/2013             15,453                           15,043
 10/31/2013             15,729                           15,165
 11/30/2013             15,691                           15,108
 12/31/2013             15,770                           15,023
  1/31/2014             15,823                           15,245
  2/28/2014             16,095                           15,326
  3/31/2014             16,190                           15,299
  4/30/2014             16,334                           15,429
  5/31/2014             16,572                           15,604
  6/30/2014             16,671                           15,612
  7/31/2014             16,541                           15,573
  8/31/2014             16,735                           15,745
  9/30/2014             16,414                           15,638
 10/31/2014             16,514                           15,792
 11/30/2014             16,470                           15,904
 12/31/2014             16,287                           15,919
  1/31/2015             16,479                           16,253
  2/28/2015             16,623                           16,100
  3/31/2015             16,628                           16,175

STRATEGIC BOND FUND

                       Class A            Class B            Class C            Class W
                  ------------------ ------------------ ------------------ ------------------
                  Average            Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -2.28%     2.70%   -1.94%     2.01%    1.06%     2.05%     N/A       N/A
---------------------------------------------------------------------------------------------
5 Year Return      4.79%    32.80%    4.87%    28.83%    5.16%    28.58%     N/A       N/A
---------------------------------------------------------------------------------------------
10 Year Return     5.22%    74.40%    5.16%    65.34%    5.01%    63.01%     N/A       N/A
---------------------------------------------------------------------------------------------
Since Inception*   6.39%   295.74%    6.73%   292.76%    6.33%   262.65%     N/A     0.99%
---------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 11/1/93; Class B: 04/1/94; Class C: 04/1/94; Class
   W: 01/29/15.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12-month period ending March 31, 2015, the SunAmerica Strategic Bond Fund Class A returned -2.28%, compared to 5.72% for the Barclays U.S. Aggregate Bond Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The Barclays U.S. Aggregate Bond Index represents securities that are
   SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA FLEXIBLE CREDIT FUND

The SunAmerica Flexible Credit Fund Class A shares returned 1.06% (before maximum sales charge) for the 12-month period ended March 31, 2015. The Fund posted absolute gains but underperformed the Flexible Credit Blended Benchmark
- composed 50% of the Barclays U.S. High-Yield 2% Issuer Capped Index* and 50% of the S&P/LSTA Leveraged Loan Index* - which returned 2.28% during the same period. The Fund outperformed the Bank of America Merrill Lynch USD 3-Month LIBOR Constant Maturity Index*, a broad measure of market performance, which returned 0.23% for the same annual period.

The Fund operated as the SunAmerica High Yield Bond Fund from the start of the annual period on April 1, 2014 through September 30, 2014, and Wellington Management served as the Fund's subadviser. During this portion of the annual period, the Fund's Class A shares returned -0.12% (before maximum sales charge) as compared to a return of 0.26% for the Fund's benchmark, the Citigroup High Yield Market Index*. Below, Wellington Management discusses the Fund's performance from April 1, 2014 through September 30, 2014 (the "Reporting Period").

Amidst a somewhat volatile macro backdrop, the Fund's quality positioning overall detracted from its relative results during the Reporting Period. Early in the Reporting Period, there was minimal dispersion between performance of higher and lower quality bonds. However, there was subsequently a heightening of risk aversion within the market, and higher quality bonds performed better than their lower quality counterparts. The Fund's underweight positioning in bonds rated BB hurt the Fund's relative performance, as BB-rated bonds outperformed during the Reporting Period.

Sector allocation contributed positively, albeit modestly, to the Fund's results relative to its benchmark index during the Reporting Period. An underweight allocation to the gaming industry contributed most positively to the Fund's relative performance. We maintained a cautious view on the industry given increases in gaming capacity while gaming revenues were declining. An overweight allocation to the technology & related sectors also helped. Only partially offsetting these contributors was the detracting impact of the Fund's overweight allocation to the wireless industry. We had become more positive on the wireless industry, as we believed recent industry consolidation in the U.S. would improve industry structure and economics. An underweight allocation to the utilities sector and having a residual cash position in a rising market, even if only a modestly rising market, also hurt.

Security selection was the strongest positive driver of performance during the Reporting Period. Weak security selection in the supermarkets and energy industries was more than offset by effective security selection in the financial services, metals & mining, wireless, and food & beverage sectors. A lack of exposure to casino resort operator Caesars Entertainment, which significantly lagged the Citigroup High Yield Market Index, along with overweight positions in television entertainment network owner and operator ION Media Networks, all-natural beverage producer Le-Nature, investment manager Nuveen Investments and diversified bank Royal Bank of Scotland Group, which each outpaced the Citigroup High Yield Market Index, contributed positively to relative results. Among the biggest individual detractors from the Fund's relative returns during the Reporting Period were holdings in convenience food and military rations manufacturer and distributor The Wornick Company, imagery and other digital content creator and distributor Getty Images, offshore drilling rig provider Paragon Offshore, casino operator Affinity Gaming and title lending business TitleMax.

Effective October 1, 2014, the Fund changed its name to the SunAmerica Flexible Credit Fund and certain changes were made to the Fund's investment goal, principal investment strategy and principal investment techniques. In addition, on this same date, Newfleet Asset Management ("Newfleet") assumed portfolio management responsibility for the Fund. From October 1, 2014 through March 31, 2015, the Fund's Class A shares returned 1.47% (before maximum sales charge) as compared to a return of 1.56% for the Flexible Credit Blended Benchmark. Below, Newfleet discusses the Fund's performance from October 1, 2014 through March 31, 2015 (the "Reporting Period").

The newly constructed SunAmerica Flexible Credit Fund primarily invests in credit instruments that are U.S. and non-U.S. below investment grade, high-yield bonds and floating rate loans. Since we assumed management of the Fund on October 1, 2014 through March 31, 2015, its allocation between high-yield bonds and floating rate loans has fluctuated between 70% high-yield bonds/30% floating rate loans and 55% high-yield bonds/45% floating rate loans. We allocated more toward high-yield bonds throughout the Reporting Period on our belief that the market environment was more conducive to that sector given the Federal Reserve (the "Fed") still had a stated hold on raising interest rates. Further, our qualitative and quantitative analytic screening process indicated high-yield bonds had a better total return profile given then-current market conditions. As market conditions and relative valuations between the two sectors shifted, we proactively adjusted the allocation between high-yield bonds and floating rate loans accordingly.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)


From an industry perspective, allocation detracted, albeit modestly, from relative results. An overweight allocation to pharmaceuticals hurt performance as did underweight allocations to the packaging, wireless, auto, electric utilities, banking and finance companies industries. Partially offsetting these detractors, however, was the positive contributions of overweight allocations to the cable & satellite, media & entertainment, lodging, consumer products, health care and technology industries and underweight allocations to the independent energy and oil field services industries.

Security selection was the strongest positive driver of performance during the Reporting Period. Weak issue selection in electric utilities and financials was more than offset by effective individual security selection in the health care and technology industries. Avoiding several of the most troubled credits, especially in the energy and metals & mining industries, also boosted relative results. Exposure to hospital operator HCA Holdings, semiconductor device provider Freescale Semiconductor and health care facilities operator Community Health Systems contributed positively to relative results. Among the biggest individual detractors from the Fund's relative returns during the Reporting Period were holdings in oil and gas exploration and production company Halcon Resources, electric utilities company Energy Future Holdings (formerly TXU) and title lending business Titlemax.

During the Reporting Period, we sought to upgrade the credit quality of the Fund's portfolio, as we entered the later stages of the current credit cycle. Defaults were still low, the maturity wall was pushed out, and fundamentals, in our view, were still good. However, there were signs on the horizon that investors may need to be increasingly focused on individual issue selection. We were also cognizant of the reduced liquidity conditions in the marketplace. During the Reporting Period, we established new Fund positions in specialty pharmaceuticals company Valeant Pharmaceuticals International and midstream energy assets operator Crestwood Midstream Partners LP. We sold the Fund's positions in oil and gas exploration and production company Tullow Oil and satellite services company Intelsat, each based on fundamental analysis.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates. High-yield bonds tend to have lower interest-rate risk but may be subject to greater market fluctuations and risk of default or loss of income and principal than securities in higher rating categories. High-yield debt instruments carry a greater default risk, may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other debt instruments. Investments in floating rate loans involve certain risks, including, among others risks of nonpayment of principal and interest; collateral impairment; non-diversification and borrower industry concentration; and lack of full liquidity.

*The BARCLAYS U.S. HIGH YIELD 2% ISSUER CAPPED INDEX is a component of the U.S.
 Corporate High-Yield Bond Index, which covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries. It is not market capitalization-weighted and each issuer is capped at 2% of the index. The S&P/LSTA LEVERAGED LOAN INDEX (LLI) reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes real-time market weightings spreads and interest payments. The BANK OF AMERICA MERRILL LYNCH USD 3-MONTH LIBOR CONSTANT MATURITY INDEX tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The CITIGROUP HIGH YIELD MARKET INDEX is a broad-based, unmanaged index of high-yield securities. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in Flexible Credit Fund Class A shares would have increased to $15,600. The same amount invested in securities mirroring the performance of the Citigroup High Yield Market Index, the Blended Benchmark (50% Barclays U.S. High-Yield 2% Issuer Capped Index/50% S&P/LSTA Leveraged Loan Index), the Barclays U.S. High-Yield 2% Issuer Capped Index, the S&P/LSTA Leveraged Loan Index and the Bank of America Merrill Lynch USD 3-Month LIBOR Constant Maturity Index would be valued at $21,077, $18,949, $21,940, $16,258 and $12,143, respectively.

                                     [CHART]

                                   Blended Benchmark
                                   (50% Barclays U.S.
                                      High-Yield 2%                   S&P/LSTA
                                      Issuer Capped                  Leveraged
                         Citigroup      Index/50%     Barclays U.S.     Loan         Bank of America
             Flexible   High Yield     S&P/LSTA       High-Yield 2%    Index        Merrill Lynch USD
           Credit Fund    Market       Leveraged         Issuer       /DAGGER/    3-Month LIBOR Constant
   Date     Class A/#/  Index/*/*/    Loan Index)       Capped@       /DAGGER/        Maturity Index
---------- ----------- ----------- ------------------ -------------  ----------  -------------------------
 3/31/2005    $ 9,527     $10,000       $10,000          $10,000      $10,000            $10,000
 4/30/2005      9,370       9,862         9,948            9,903        9,993             10,023
 5/31/2005      9,556      10,065        10,039           10,078        9,999             10,049
 6/30/2005      9,791      10,234        10,162           10,260       10,063             10,073
 7/31/2005     10,048      10,382        10,281           10,422       10,140             10,097
 8/31/2005     10,259      10,425        10,327           10,454       10,201             10,128
 9/30/2005     10,186      10,321        10,302           10,361       10,242             10,156
10/31/2005     10,052      10,244        10,272           10,268       10,273             10,187
11/30/2005     10,165      10,270        10,331           10,348       10,312             10,219
12/31/2005     10,303      10,361        10,406           10,443       10,366             10,256
 1/31/2006     10,527      10,524        10,504           10,567       10,438             10,292
 2/28/2006     10,553      10,577        10,588           10,670       10,504             10,326
 3/31/2006     10,633      10,653        10,642           10,715       10,568             10,365
 4/30/2006     10,783      10,711        10,702           10,782       10,619             10,402
 5/31/2006     10,772      10,704        10,708           10,768       10,646             10,448
 6/30/2006     10,737      10,658        10,693           10,708       10,676             10,488
 7/31/2006     10,869      10,773        10,769           10,799       10,736             10,538
 8/31/2006     11,097      10,953        10,882           10,959       10,803             10,588
 9/30/2006     11,228      11,104        10,986           11,110       10,861             10,634
10/31/2006     11,386      11,263        11,098           11,262       10,933             10,685
11/30/2006     11,472      11,451        11,215           11,440       10,991             10,732
12/31/2006     11,607      11,589        11,317           11,567       11,069             10,778
 1/31/2007     11,666      11,698        11,431           11,699       11,165             10,831
 2/28/2007     11,794      11,860        11,554           11,870       11,242             10,875
 3/31/2007     11,804      11,878        11,587           11,890       11,287             10,923
 4/30/2007     11,961      12,039        11,697           12,045       11,354             10,973
 5/31/2007     11,998      12,129        11,773           12,129       11,423             11,023
 6/30/2007     11,832      11,897        11,679           11,909       11,449             11,070
 7/31/2007     11,415      11,508        11,281           11,495       11,065             11,122
 8/31/2007     11,526      11,648        11,378           11,666       11,091             11,167
 9/30/2007     11,810      11,955        11,631           11,956       11,308             11,225
10/31/2007     11,906      12,032        11,725           12,037       11,416             11,287
11/30/2007     11,684      11,766        11,521           11,784       11,257             11,326
12/31/2007     11,712      11,802        11,560           11,829       11,292             11,386
 1/31/2008     11,274      11,653        11,285           11,648       10,928             11,470
 2/29/2008     11,069      11,502        11,074           11,504       10,654             11,500
 3/31/2008     11,105      11,453        11,056           11,477       10,644             11,537
 4/30/2008     11,541      11,958        11,488           11,949       11,038             11,560
 5/31/2008     11,633      12,021        11,566           11,997       11,142             11,590
 6/30/2008     11,508      11,625        11,437           11,701       11,170             11,615
 7/31/2008     11,223      11,451        11,322           11,554       11,085             11,642
 8/31/2008     11,211      11,481        11,332           11,590       11,070             11,668
 9/30/2008     10,314      10,561        10,548           10,700       10,389             11,664
10/31/2008      8,441       8,941         9,003            8,978        9,016             11,734
11/30/2008      7,413       8,069         8,225            8,190        8,249             11,779
12/31/2008      7,437       8,744         8,393            8,767        8,006             11,822
 1/31/2009      7,676       9,217         8,983            9,351        8,599             11,841
 2/28/2009      7,501       8,869         8,897            9,098        8,666             11,850
 3/31/2009      7,478       9,176         9,083            9,347        8,791             11,865
 4/30/2009      8,169      10,290        10,013           10,449        9,555             11,881
 5/31/2009      8,724      10,910        10,655           11,150       10,138             11,900
 6/30/2009      8,949      11,245        11,045           11,478       10,583             11,908
 7/31/2009      9,484      11,934        11,638           12,167       11,084             11,917
 8/31/2009      9,533      12,091        11,881           12,401       11,335             11,925
 9/30/2009      9,982      12,788        12,411           13,109       11,698             11,930
10/31/2009     10,185      12,988        12,557           13,346       11,762             11,933
11/30/2009     10,291      13,128        12,635           13,477       11,793             11,937
12/31/2009     10,615      13,570        13,028           13,919       12,139             11,939
 1/31/2010     10,724      13,721        13,246           14,101       12,387             11,942
 2/28/2010     10,760      13,714        13,274           14,119       12,423             11,944
 3/31/2010     11,100      14,118        13,624           14,547       12,702             11,946
 4/30/2010     11,373      14,435        13,887           14,894       12,889             11,947
 5/31/2010     10,883      13,960        13,482           14,361       12,599             11,946
 6/30/2010     10,989      14,129        13,533           14,538       12,540             11,952
 7/31/2010     11,371      14,613        13,875           15,049       12,733             11,959
 8/31/2010     11,381      14,592        13,901           15,054       12,776             11,968
 9/30/2010     11,730      15,024        14,204           15,500       12,955             11,971
10/31/2010     11,978      15,400        14,497           15,896       13,158             11,974
11/30/2010     11,840      15,226        14,440           15,714       13,205             11,976
12/31/2010     12,065      15,514        14,660           15,998       13,369             11,979
 1/31/2011     12,312      15,865        14,967           16,352       13,632             11,982
 2/28/2011     12,483      16,074        15,100           16,567       13,695             11,985
 3/31/2011     12,552      16,135        15,123           16,621       13,693             11,989
 4/30/2011     12,691      16,364        15,288           16,878       13,781             11,992
 5/31/2011     12,762      16,436        15,319           16,961       13,768             11,996
 6/30/2011     12,611      16,285        15,216           16,796       13,717             11,998
 7/31/2011     12,753      16,484        15,315           16,990       13,737             12,000
 8/31/2011     12,125      15,845        14,670           16,307       13,132             12,001
 9/30/2011     11,821      15,382        14,460           15,770       13,189             12,004
10/31/2011     12,406      16,278        15,103           16,717       13,570             12,006
11/30/2011     12,207      15,932        14,903           16,356       13,503             12,008
12/31/2011     12,513      16,369        15,140           16,792       13,572             12,012
 1/31/2012     12,842      16,841        15,535           17,301       13,868             12,019
 2/29/2012     13,093      17,226        15,779           17,713       13,975             12,026
 3/31/2012     13,081      17,216        15,830           17,690       14,083             12,031
 4/30/2012     13,221      17,387        15,970           17,872       14,187             12,036
 5/31/2012     13,054      17,168        15,809           17,634       14,091             12,041
 6/30/2012     13,309      17,533        16,031           18,006       14,188             12,045
 7/31/2012     13,530      17,847        16,276           18,349       14,352             12,051
 8/31/2012     13,634      18,049        16,463           18,564       14,514             12,056
 9/30/2012     13,816      18,291        16,669           18,822       14,675             12,061
10/31/2012     13,844      18,439        16,768           18,987       14,721             12,066
11/30/2012     13,988      18,558        16,861           19,139       14,767             12,070
12/31/2012     14,178      18,853        17,060           19,441       14,883             12,073
 1/31/2013     14,326      19,094        17,266           19,702       15,041             12,076
 2/28/2013     14,346      19,167        17,327           19,802       15,073             12,079
 3/31/2013     14,575      19,386        17,487           20,003       15,197             12,082
 4/30/2013     14,762      19,750        17,697           20,365       15,288             12,086
 5/31/2013     14,625      19,646        17,663           20,247       15,316             12,088
 6/30/2013     14,276      19,139        17,379           19,716       15,226             12,091
 7/31/2013     14,547      19,499        17,630           20,090       15,376             12,094
 8/31/2013     14,403      19,366        17,573           19,968       15,370             12,097
 9/30/2013     14,547      19,540        17,681           20,166       15,408             12,100
10/31/2013     14,862      20,024        17,967           20,670       15,520             12,103
11/30/2013     14,883      20,104        18,057           20,775       15,597             12,105
12/31/2013     14,946      20,213        18,148           20,887       15,670             12,108
 1/31/2014     15,053      20,359        18,271           21,034       15,772             12,110
 2/28/2014     15,369      20,759        18,471           21,458       15,800             12,113
 3/31/2014     15,391      20,816        18,526           21,509       15,857             12,115
 4/30/2014     15,497      20,946        18,595           21,645       15,875             12,118
 5/31/2014     15,604      21,131        18,745           21,843       15,985             12,120
 6/30/2014     15,752      21,299        18,877           22,026       16,077             12,122
 7/31/2014     15,469      21,009        18,749           21,734       16,072             12,124
 8/31/2014     15,707      21,331        18,913           22,079       16,097             12,127
 9/30/2014     15,374      20,870        18,658           21,616       16,001             12,129
10/31/2014     15,611      21,108        18,793           21,872       16,042             12,132
11/30/2014     15,490      20,933        18,771           21,714       16,122             12,134
12/31/2014     15,268      20,584        18,518           21,400       15,920             12,136
 1/31/2015     15,320      20,675        18,610           21,541       15,973             12,139
 2/28/2015     15,636      21,209        18,965           22,060       16,198             12,141
 3/31/2015     15,600      21,077        18,949           21,940       16,258             12,143


FLEXIBLE CREDIT FUND

--------------------------------------------------------------------------
                      Class A##           Class C            Class W
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -3.76%     1.06%   -0.53%     0.43%     N/A       N/A
--------------------------------------------------------------------------
5 Year Return      5.99%    40.54%    6.35%    36.04%     N/A       N/A
--------------------------------------------------------------------------
10 Year Return     4.55%    63.74%    4.37%    53.31%     N/A       N/A
--------------------------------------------------------------------------
Since Inception*   4.95%   132.06%    4.86%   100.07%     N/A     1.57%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 11/2/98; Class C: 08/21/00; Class W: 10/01/14.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.
## As of the close of business on December 2, 2014, Class B shares of the Fund were no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions received by a shareholder from the Fund continued to be automatically reinvested in additional Class B shares of the Fund, at the net asset value per share in effect on the payable date, unless the shareholder had elected to receive them in cash or automatically reinvest them in any retail fund distributed by AIG Capital Services, Inc. As of the close of business on January 27, 2015, all outstanding Class B shares of the Funds were converted to Class A shares.

For the 12 month period ending March 31, 2015, the SunAmerica Flexible Credit Fund Class A returned -3.76%, compared to 2.28% for the Blended Benchmark (50% Barclays U.S. High-Yield 2% Issuer Capped Index/50% S&P/LSTA Leveraged Loan Index), 2.00% for the Barclays U.S. High-Yield 2% Issuer Capped Index, 2.53% for the S&P/LSTA Leveraged Loan Index and 0.23% for the Bank of America Merrill Lynch USD 3-Month LIBOR Constant Maturity Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class C: 1.00% CDSC. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The Citigroup High Yield Market Index is a broad-based, unmanaged index of high-yield securities. Indices are not managed and an investor cannot invest directly into an index.
@ The Barclays U.S. High-Yield 2% Issuer Capped Index is the 2% issuer capped component of the U.S. Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
++ The S&P/LSTA Leveraged Loan Index is a daily total return index that uses
   LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The S&P/LSTA Leveraged Loan Index is unmanaged and not available for direct investment.

[LOGO] SunAmerica
       Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

   TRUSTEES                   VOTING PROXIES ON       DISCLOSURE OF
    Richard W. Grant          TRUST PORTFOLIO         QUARTERLY PORTFOLIO
    Peter A. Harbeck          SECURITIES              HOLDINGS
    Dr. Judith L. Craven      A description of the    The Trust is required
    William F. Devin          policies and            to file its com-plete
    Stephen J. Gutman         proce-dures that the    schedule of portfolio
    William J. Shea           Trust uses to           holdings with the U.S.
   OFFICERS                   determine how to vote   Securities and
    John T. Genoy, President  proxies relating to     Exchange Commission
    James Nichols, Vice       secu-rities held in a   for its first and
      President               Fund's portfolio,       third fiscal quarters
    Katherine Stoner, Vice    which is available in   on Form N-Q. The
      President and Chief     the Trust's Statement   Trust's Forms N-Q are
      Compliance Officer      of Additional           available on the
    Gregory N. Bressler,      Information, may be     U.S. Securities and
      Secretary               ob-tained without       Exchange Commis-sion
    Nori L. Gabert, Vice      charge upon request,    website at
      President and           by calling (800)        www.sec.gov. You can
      Assistant Secretary     858-8850. The           also review and obtain
    Kathleen Fuentes, Chief   in-formation is also    copies of the Forms
      Legal Officer and       available from the      N-Q at the U.S.
      Assistant Secretary     EDGAR database on the   Securities and
    Gregory R. Kingston,      U.S. Secu-rities and    Exchange Commission
      Treasurer               Exchange Commission's   Public Refer-ence Room
    Donna McManus, Vice       website at              in Washington DC
      President and           http://www.sec.gov.     (information on the
      Assistant Treasurer     DELIVERY OF             operation of the
    Shawn Parry, Vice         SHAREHOLDER DOCUMENTS   Public Reference Room
      President and           The Funds have adopted  may be ob-tained by
      Assistant Treasurer     a policy that allows    calling
    Matthew J. Hackethal,     them to send only one   1-800-SEC-0330).
      Anti-Money Laundering   copy of a Fund's        PROXY VOTING RECORD ON
      Compliance Officer      prospectus, proxy       SUNAMERICA INCOME FUNDS
   INVESTMENT ADVISER         material, annual        Information regarding
    SunAmerica Asset          report and semi-annual  how the Funds voted
      Management, LLC         report (the             proxies relating to
    Harborside Financial      "shareholder            securities held in the
      Center                  documents") to          Funds during the most
    3200 Plaza 5              shareholders with       recent twelve month
    Jersey City, NJ           multiple accounts       period ended June 30
      07311-4992              residing at the same    is available, once
   DISTRIBUTOR                "household." This       filed with the U.S.
    AIG Capital Services,     practice is called      Securities and
      Inc.                    householding and        Exchange Commission,
    Harborside Financial      reduces Fund expenses,  without charge, upon
      Center                  which benefits you and  request, by calling
    3200 Plaza 5              other shareholders.     (800) 858-8850 or on
    Jersey City, NJ           Unless the Funds        the U.S. Securities
      07311-4992              receive instructions    and Exchange
   SHAREHOLDER SERVICING      to the con-trary, you   Commission's website
   AGENT                      will only receive one   at http://www.sec.gov.
    SunAmerica Fund           copy of the             This report is
      Services, Inc.          shareholder documents.  submitted solely for
    Harborside Financial      The Funds will          the general
      Center                  continue to household   information of
    3200 Plaza 5              the share-holder        shareholders of the
    Jersey City, NJ           documents               Funds. Distribution of
      07311-4992              indefinitely, until we  this report to persons
   CUSTODIAN AND TRANSFER     are instructed          other than
   AGENT                      otherwise. If you do    shareholders of the
    State Street Bank and     not wish to             Funds is authorized
      Trust Company           participate in          only in con-nection
    P.O. Box 5607             householding please     with a currently
    Boston, MA 02110          contact Shareholder     effective pro-spectus,
                              Services at (800)       setting forth details
                              858-8850 ext. 6010 or   of the Funds, which
                              send a written request  must precede or
                              with your name, the     accom-pany this report.
                              name of your fund(s)
                              and your account
                              number(s) to
                              SunAmerica Mutual
                              Funds c/o BFDS, P.O.
                              Box 219186, Kansas
                              City MO, 64121-9186.
                              We will resume
                              individual mailings
                              for your account
                              within thirty (30)
                              days of receipt of
                              your request.

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:


                   1   GO TO WWW.SAFUNDS.COM

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER. DISTRIBUTED BY:
AIG CAPITAL SERVICES, INC.

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

WWW.SAFUNDS.COM

INANN - 3/15


[LOGO]

Sun America
Mutual Funds

Item 2.  Code of Ethics.

         The SunAmerica Income Funds (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2015, there were no reportable amendments, waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR.
         Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                2014       2015
         (a) Audit Fees ....................$ 171,504   $ 140,171
         (b) Audit-Related Fees ............$       0   $       0
         (c) Tax Fees ......................$  57,040   $  54,837
         (d) All Other Fees ................$       0   $       0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                               2014           2015
         (b) Audit-Related Fees ............$       0   $       0
         (c) Tax Fees ......................$       0   $       0
         (d) All Other Fees ................$       0   $   17,640


    (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliates relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2014 and 2015 were $103,022 and $91,502, respectively.

    (h)  Not applicable.


Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Income Funds

By: /s/ John T. Genoy
    -----------------------
    John T. Genoy
    President

Date: June 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John T. Genoy
    -----------------------
    John T. Genoy
    President

Date: June 8, 2015

By: /s/ Gregory R. Kingston
    -----------------------
    Gregory R. Kingston
    Treasurer

Date: June 8, 2015